UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08481

Nations Separate Account Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

Vincent Pietropaolo, Esq. Columbia Management Group, Inc. One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-772-3698

Date of fiscal year end:	December 31, 2005

Date of reporting period:	December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Nations Separate
Account Trust

Annual Report
December 31, 2005

A description of the policies and procedures that the portfolios use to determine how to vote proxies and a copy of the portfolios' voting record are available (i) at www.columbiafunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-321-7854. Information regarding how the portfolios voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the portfolios voted proxies relating to portfolio securities is also available from the funds' website.

The portfolios file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The portfolios Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Nations Separate Account Trust. This material must be preceded or accompanied by a current prospectus.

Columbia Management Distributors, Inc. and Columbia Management Advisors, LLC are the distributor and investment adviser to Columbia Funds, respectively. They and other affiliates of Bank of America provide services to Columbia Funds and receive fees for such services. Columbia Management Distributors, Inc. member of NASD, SIPC.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

Table of contents

Disclosure of Portfolio expenses and Portfolio commentary

Nations Separate Account Trust Marsico International Opportunities Portfolio	3

Nations Separate Account Trust Marsico Focused Equities Portfolio	6

Nations Separate Account Trust Small Company Portfolio	9

Nations Separate Account Trust Marsico 21st Century Portfolio	12

Nations Separate Account Trust Marsico Growth Portfolio	15

Nations Separate Account Trust Marsico MidCap Growth Portfolio	18

Nations Separate Account Trust Value Portfolio	21

Nations Separate Account Trust Asset Allocation Portfolio	24

Nations Separate Account Trust High Yield Bond Portfolio	27

Financial statements

Schedules of investments	30

Statements of assets and liabilities	64

Statements of operations	66

Statements of changes in net assets	68

Schedules of capital stock activity	72

Financial highlights	74

Notes to financial statements	78

Report of Independent Registered Public Accounting Firm	90

Tax information	91

Fund governance	92

Board consideration and re-approval of investment advisory and sub-advisory agreements	94

Management fee evaluation by Independent Fee Consultant	98

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Nations Marsico International
Opportunities Portfolio

Shareholder expense example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value July 1, 2005	Ending account value December 31, 2005	Expenses paid during period* July 1, 2005 to December 31, 2005
Actual	$1,000.00	$1,240.11	$8.47
Hypothetical**	$1,000.00	$1,017.64	$7.63

*  Expenses are equal to the Portfolio's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

**  Assumed 5% return per year before expenses.

Nations Marsico International
Opportunities Portfolio

Portfolio management

James G. Gendelman,

Marsico Capital Management, LLC

Performance

Growth of a $10,000 investment

The chart represents a hypothetical investment in Nations Marsico International Opportunities Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Average annual total returns (as of 12/31/05)

	1 Year	5 Year	Since Inception*
Nations Marsico International Opportunities Portfolio	19.52%	9.27%	9.20%
MSCI EAFE Index	13.54%	4.55%	4.67%

*Annualized returns. Inception date is March 27, 1998.

MSCI EAFE Index since inception returns as of March 31, 1998.

Past performance does not guarantee future results. Current performance may be lower or higher than the performance shown here. For current month-end performance information contact your insurance company.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

How did the portfolio perform?

For the year ended December 31, 2005, Nations Marsico International Opportunities Portfolio returned 19.52% without insurance charges. It outperformed its benchmark, the MSCI EAFE Index1, which returned 13.54% for the same period.

Why did the portfolio perform this way?2

Several factors emerged as positive contributors to the portfolio's performance:

In the telecommunications services sector, stock selection and an underweight aided performance in this generally weak-performing sector. Latin America wireless communications services provider America Movil SA De CV, posted a return of 72% for the 12-month period.

In the consumer discretionary sector, the portfolio's holdings returned 20%. Retailer Yamada Denki Co., Ltd., a Japanese-headquartered consumer electronics retailer, rose 193%.

Overseas autos and components manufacturers performed well overall, in contrast to US-domiciled automobile manufacturers. The portfolio's positions in Hyundai Motor Co., a South Korean-based auto manufacturer, and Japanese auto-manufacturer Toyota Motor Corp. aided the portfolio's annual performance with double-digit returns.

In the energy sector, Talisman Energy, Inc., a Canadian-headquartered crude oil and natural gas company, and Brazilian-based oil company Petróleo Brasileiro SA — Petrobras posted returns of 60% and 80%, respectively, for the portfolio.

Mexican ready-mix cement company Cemex SA de CV and Vinci SA, a French construction company, also made double-digit contributions to the fund's positive performance.

Currency fluctuations may at times affect the portfolio because its foreign holdings are denominated in foreign currencies that may rise or fall against the dollar. Overall, currency fluctuations had a positive impact on the portfolio's annual performance.

1The MSCI EAFE Index measures developed market equity performance in Europe, Australasia and the Far East. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

2Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

Nations Marsico International
Opportunities Portfolio (Continued)

The financials sector was the strongest performing area of the benchmark index in 2005, and selected financials did especially well for the portfolio. Japanese banks Sumitomo Mitsui Financial Group, Inc. and Mitsubishi UFJ Financial Group, Inc. were among the portfolio's strongest performing positions. Singapore-based real estate company CapitaLand Ltd. and Japanese-based real estate companies Leopalace21 Corp. and Sumitomo Realty & Development Co., Ltd. were also strong performers. However, the portfolio was negatively affected by an underweight in financials.

Disappointments from certain consumer-related companies also detracted from performance. In particular, the portfolio's media positions lost ground, including Thomson SA, EMI Group PLC, JC Decaux SA, News Corp. and NTL, Inc. — all of which logged double-digit negative returns. Thomson SA, EMI Group PLC, News Corp. and NTL, Inc. were sold prior to December 31, 2005. The portfolio's exposure to consumer stocks was higher than the benchmark. This hurt performance, as consumer stocks were among the weakest performing areas of the index.

Information technology software and services position Trend Micro, Inc. returned negative 42% prior to being sold and was the largest individual detractor to annual performance.

How have you positioned the portfolio?

The portfolio's sector allocations as of December 31, 2005, emphasized consumer discretionary, financials, information technology, consumer staples companies and materials. In terms of country allocations, the portfolio's most significant weights were in Japan, the United Kingdom, Switzerland and Mexico.

The views expressed in the Portfolio Commentary reflect the current views of the Portfolio Manager. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Portfolio Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Nations Marsico Focused
Equities Portfolio

Shareholder expense example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value July 1, 2005	Ending account value December 31, 2005	Expenses paid during period* July 1, 2005 to December 31, 2005
Actual	$1,000.00	$1,119.02	$5.71
Hypothetical**	$1,000.00	$1,019.81	$5.45

*  Expenses are equal to the Portfolio's annualized expense ratio of 1.07%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

**  Assumed 5% return per year before expenses.

Nations Marsico Focused
Equities Portfolio

Portfolio management

Thomas F. Marsico,

Marsico Capital Management, LLC

Performance

Growth of a $10,000 investment

The chart represents a hypothetical investment in Nations Marsico Focused Equities Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Average annual total Returns (as of 12/31/05)

	1 Year	5 Year	Since Inception*
Nations Marsico Focused Equities Portfolio	10.24%	2.68%	8.74%
S&P 500 Index	4.91%	0.54%	3.20%

*Annualized Returns. Since inception date performance has been calculated from March 27, 1998, the inception date of the portfolio.

Past performance does not guarantee future results. Current performance may be lower or higher than the performance shown here. For current month-end performance information contact your insurance company.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

How did the portfolio perform?

For the year ended December 31, 2005, Nations Marsico Focused Equities Portfolio returned 10.24% without insurance charges. It outperformed its benchmark, the S&P 500 Index1, which returned 4.91% for the same period.

Why did the portfolio perform this way?2

Health care was a major area of emphasis for the portfolio throughout the year, and the portfolio benefited from strong stock selection within the sector. Biotechnology company Genentech, Inc. and health care services provider UnitedHealth Group, Inc. experienced price appreciation of 70% and 41%, respectively. As two of the portfolio's largest positions, they had considerable impact on the fund's positive performance. Information technology positions were also significant contributors to the portfolio's strong performance, with Google, Inc. and Apple Computer, Inc. up 130% and 34%, respectively. The two stocks were among the portfolio's top-performing individual holdings. Financials were another area of strength, led by Chicago Mercantile Exchange, which gained 62%. Chicago Mercantile Exchange is the world's largest trading venue for futures and options contracts spanning a variety of financial indexes, commodities and currencies. Financial services companies Goldman Sachs Group, Inc. and UBS AG also posted strong returns. Additionally, the portfolio benefited from its underweight position in the media industry, which was among the weaker-performing areas of the market.

Detractors from the portfolio's performance over the past year included the consumer discretionary sector, where eBay, Inc., Four Seasons Hotels, Inc., Wynn Resorts Ltd. and Carnival Corp. all logged double-digit negative returns. (eBay and Carnival were sold during the period.) The portfolio had less

1The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

2Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

The portfolio normally invests in a core portfolio of 20 to 30 common stocks. By maintaining a relatively concentrated portfolio, the portfolio may be subject to greater risk than a portfolio that is more fully diversified.

The portfolio may invest up to 25% of its assets in foreign securities. International investing may involve special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

Nations Marsico Focused
Equities Portfolio (Continued)

exposure than the index to the energy sector, which was a significant drag on performance because energy was the strongest-performing area of the index with a return of more than 31%.

How have you positioned the portfolio?

As of December 31, 2005, the portfolio's allocations emphasized health care, consumer discretionary, financials, industrials and information technology. The portfolio had little or no exposure to utilities, telecommunication services or materials stocks.

The views expressed in the Portfolio Commentary reflect the current views of the Portfolio Manager. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Portfolio Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Nations Small Company
Portfolio

Shareholder expense example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value July 1, 2005	Ending account value December 31, 2005	Expenses paid during period* July 1, 2005 to December 31, 2005
Actual	$1,000.00	$1,077.38	$6.70
Hypothetical**	$1,000.00	$1,018.75	$6.51

*  Expenses are equal to the Portfolio's annualized expense ratio of 1.28%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

**  Assumed 5% return per year before expenses.

Nations Small Company
Portfolio

Portfolio management

Daniel H. Cole

Small-Cap Growth Strategies Team

Columbia Management Advisors, LLC

Performance

Growth of a $10,000 investment

The chart represents a hypothetical investment in Nations Small Company Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Average annual total Returns (as of 12/31/05)

	1 Year	5 Year	Since Inception*
Nations Small Company Portfolio	6.11%	3.84%	3.28%
Russell 2000 Growth Index	4.15%	2.28%	1.61%

*Annualized returns. Since inception date performance has been calculated from March 27, 1998, the inception date of the portfolio.

Past performance does not guarantee future results. Current performance may be lower or higher than the performance shown here. For current month-end performance information contact your insurance company.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

How did the portfolio perform?

For the year ended December 31, 2005, Nations Small Company Portfolio returned 6.11% without insurance charges. That compares with a return of 4.15% for the Russell 2000 Growth Index1, its benchmark, for the same period.

Why did the portfolio perform this way?2

Stock selection drove the portfolio's above-benchmark performance for the year, with contributions from health care and technology holdings leading the way. Health care was the portfolio's top contributors as solid gains were posted in biotechnology, health care providers & services, health care equipment & supplies and pharmaceuticals. VCA Antech, Inc., which owns and operates animal hospitals and laboratories, was a standout performer, as Americans continued to spend on the well-being of their pets regardless of economic conditions. Respironics, Inc., Intuitive Surgical, Inc. and Kyphon, Inc. were also strong performers in the medical equipment and devices industries.

In information technology, stock selection in services, semiconductors, software and equipment yielded good results. Multi-end market semiconductor company Microsemi Corp. and niche electronics manufacturer Plexus Corp. were among the best performers among technology holdings.

By contrast, the portfolio's disappointments ranged across a variety of sectors, including consumer discretionary, consumer staples and energy holdings. Within consumer discretionary, housing, furnishing, lodging and recreation stocks came under pressure as investors became more concerned about the prospects for consumer spending. Within energy, the portfolio generated solid returns but we did not have as much exposure to energy as the index and thus the sector's allocation accounted for relative underperformance in energy.

1The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

2Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Because small companies often have narrower markets, limited financial resources and stocks that are not as actively traded as large company stocks, their share prices may be more volatile.

Nations Small Company
Portfolio (Continued)

How have you positioned the portfolio?

We plan to continue to search for investment opportunities using a bottom up approach, seeking companies that have demonstrated their ability to generate positive cash flow and with managements able to sustain growth over the long term. That approach has led us to emphasize opportunities in health care, where the fund's exposure was higher than its benchmark at the end of the period. However, we plan to continue to focus primarily on finding individual stocks that meet our investment criteria regardless of industry or sector.

The views expressed in the Portfolio Commentary reflect the current views of the Portfolio Manager. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Portfolio Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Nations Marsico 21st Century
Portfolio

Shareholder expense example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value July 1, 2005	Ending account value December 31, 2005	Expenses paid during period* July 1, 2005 to December 31, 2005
Actual	$1,000.00	$1,139.08	$5.93
Hypothetical**	$1,000.00	$1,019.66	$5.60

*  Expenses are equal to the Portfolio's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

**  Assumed 5% return per year before expenses.

Nations Marsico 21st Century
Portfolio

Portfolio management

Corydon J. Gilchrist,

Marsico Capital Management, LLC

Performance

Growth of a $10,000 investment

The chart represents a hypothetical investment in Nations Marsico 21st Century Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Average annual total Returns (as of 12/31/05)

	1 Year	5 Year	Since Inception*
Nations Marsico 21st Century Portfolio	7.88%	5.78%	1.55%
Russell 3000 Index	6.12%	1.58%	3.75%

*Annualized returns. Since inception date performance has been calculated from March 27, 1998, the inception date of the portfolio.

Past performance does not guarantee future results. Current performance may be lower or higher than the performance shown here. For current month-end performance information contact your insurance company.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

How did the portfolio perform?

For the year ended December 31, 2005, Nations Marsico 21st Century Portfolio returned 7.88% without insurance charges. It outperformed its benchmark, the Russell 3000 Index1, which returned 6.12% for the same period.

Why did the portfolio perform this way?2

The portfolio's pharmaceutical and biotechnology positions were the largest, positive contributors to annual performance results. Amylin Pharmaceuticals, Inc., Genentech, Inc. and Roche Holding AG. posted gains of 114%, 70% and 39% respectively. Stock selection in the information technology sector also aided performance. Internet services company Google, Inc. and Apple Computer, Inc. gained 130% and 34%, respectively. An emphasis on transportation stocks, as well as stock selection within the industry, also added value. Rail freight carrier Burlington Northern Santa Fe Corp. and global logistics service provider Expeditors International of Washington, Inc. posted strong gains. A decision to underweight the media industry also benefited performance. Media was among the weaker-performing areas of the market.

Although the portfolio's overall return for the year surpassed its primary benchmark index, some holdings generated unfavorable results. An above-index weight in consumer discretionary stocks detracted from performance. The portfolio's consumer discretionary holdings declined by three percentage points, in aggregate, and the negative impact relative to the index was amplified by the sector overweight. The portfolio's positions in the financial sector were hard hit by losses sustained by student loan provider First Marblehead Corp., which was sold during the period, and banking-related positions including UCBH Holdings, Inc. Energy was the strongest-performing area of the market, soaring by more than 33% in the Russell 3000 Index. However, the portfolio had

1The Russell 3000 Index is an unmanaged index that tracks the performance of 3,000 of the largest US companies, based on market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

2Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

The portfolio may invest without limit in foreign securities. International investing may involve special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

Nations Marsico 21st Century
Portfolio (Continued)

little exposure to energy, which was a significant detractor from performance during the year.

How have you positioned the portfolio?

As of December 31, 2005, the portfolio's allocations emphasized financials, consumer discretionary, industrials, health care and information technology. The portfolio had little or no exposure to telecommunications services, energy, utilities and materials stocks.

The views expressed in the Portfolio Commentary reflect the current views of the Portfolio Manager. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Portfolio Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Nations Marsico Growth
Portfolio

Shareholder expense example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value July 1, 2005	Ending account value December 31, 2005	Expenses paid during period* July 1, 2005 to December 31, 2005
Actual	$1,000.00	$1,077.08	$5.71
Hypothetical**	$1,000.00	$1,019.71	$5.55

*  Expenses are equal to the Portfolio's annualized expense ratio of 1.09%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

**  Assumed 5% return per year before expenses.

Nations Marsico Growth
Portfolio

Portfolio management

Thomas F. Marsico,

Marsico Capital Management, LLC

Performance

Growth of a $10,000 investment

The chart represents a hypothetical investment in Nations Marsico Growth Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Average annual total Returns (as of 12/31/05)

	1 Year	5 Year	Since Inception*
Nations Marsico Growth Portfolio	7.45%	1.84%	7.96%
S&P 500 Index	4.91%	0.54%	3.20%

*Annualized returns. Since inception date performance has been calculated from March 27, 1998, the inception date of the portfolio.

Past performance does not guarantee future results. Current performance may be lower or higher than the performance shown here. For current month-end performance information contact your insurance company.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

How did the portfolio perform?

For the year ended December 31, 2005, Nations Marsico Growth Portfolio returned 7.45% without insurance charges. It outperformed its benchmark, the S&P 500 Index1, which returned 4.91% for the same period.

Why did the portfolio perform this way?2

Health care was a major area of emphasis for the portfolio throughout the year, and the portfolio benefited from strong stock selection within the sector. Biotechnology company Genentech, Inc. and health care services provider UnitedHealth Group, Inc. experienced price appreciation of 70% and 41%, respectively. As two of the portfolio's largest positions, they had considerable positive impact on performance.

Information technology positions were significant contributors to the portfolio's strong performance, with Google, Inc. (+130%) and Apple Computer, Inc. (+41%) among the portfolio's top-performing individual holdings. The portfolio's transportation-related holdings also posted strong performance results, including rail freight carriers Burlington Northern Santa Fe Corp. (+36%) and Union Pacific Corp. (+17%). In addition, the portfolio had more exposure than the index to the transportation industry, which also contributed to the portfolio's relative outperformance. Transportation was among the stronger performing areas of the S&P 500 Index.

Two other positive factors aided performance. The portfolio was underweight in the media industry, which was among the weaker-performing areas of the market. In the financials sector, stock selection in the diversified financials industry was favorable, led by a position in Chicago Mercantile Exchange, which gained 62%. Chicago Mercantile Exchange is the world's largest trading venue for futures and options contracts spanning a variety of financial indexes, commodities and currencies.

Stock selection in the consumer services industry detracted from the portfolio's performance. Hotel, restaurants & leisure

1The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

2Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

The portfolio may invest up to 25% of its assets in foreign securities. International investing may involve special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

Nations Marsico Growth
Portfolio (Continued)

positions Four Seasons Hotels, Inc., Royal Caribbean Cruises Ltd. and Wynn Resorts Ltd. were among the weakest-performing positions in the portfolio with double-digit negative returns for the period. Royal Caribbean Cruises was sold during the period. An underweight in the energy sector resulted in lost opportunity. Energy was the strongest-performing area of the market, soaring by more than 31% in the S&P 500 Index.

How have you positioned the portfolio?

As of December 31, 2005, the portfolio emphasized the health care, consumer discretionary, financials, industrials and information technology sectors. The portfolio had little or no exposure to utilities and materials stocks.

The views expressed in the Portfolio Commentary reflect the current views of the Portfolio Manager. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Portfolio Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Nations Marsico MidCap
Growth Portfolio

Shareholder expense example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value July 1, 2005	Ending account value December 31, 2005	Expenses paid during period* July 1, 2005 to December 31, 2005
Actual	$1,000.00	$1,103.70	$5.30
Hypothetical**	$1,000.00	$1,020.16	$5.09

*  Expenses are equal to the Portfolio's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

**  Assumed 5% return per year before expenses.

Nations Marsico MidCap
Growth Portfolio

Portfolio management

Corydon J. Gilchrist

Marsico Capital Management, LLC

Performance

Growth of a $10,000 investment

The chart represents a hypothetical investment in Nations Marsico MidCap Growth Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Average annual total Returns (as of 12/31/05)

	1 Year	Since Inception*
Nations Marsico MidCap Growth Portfolio	5.19%	–3.37%
Russell Midcap Growth Index	12.10%	4.44%

*Annualized returns. Since inception date performance has been calculated from May 1, 2001, the inception date of the portfolio.

Past performance does not guarantee future results. Current performance may be lower or higher than the performance shown here. For current month-end performance information contact your insurance company.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

How did the portfolio perform?

For the year ended December 31, 2005, Nations Marsico MidCap Growth Portfolio returned 5.19% without insurance charges. Its benchmark, the Russell MidCap Growth Index1, returned 12.10% for the same period.

Why did the portfolio perform this way?2

Although the portfolio posted positive absolute performance, it lagged its benchmark index by a significant margin. Stock selection in financials, consumer services and health care all detracted from the portfolio's performance. In addition, the portfolio had little exposure to energy, which was the strongest-performing sector in the index for the year with a gain of 56%. In the financials sector, student loan provider First Marblehead Corp. and banking-related position UCBH Holdings, Inc. experienced significant declines and were among the weakest performing individual holdings last year. First Marblehead was sold. In the consumer discretionary sector, hotel, restaurants & leisure positions Wynn Resorts Ltd., Royal Caribbean Cruises Ltd. and consumer durables positions Harman International Industries, Inc. and Brunswick Corp. also logged double-digit losses. (Harman International, Brunswick and Royal Caribbean Cruises were sold during the period.) Also in the consumer sector, retailer PetSmart, Inc. returned negative 27% prior to being sold and was a significant detractor to performance. In the health care equipment and services industry, medical device companies Foxhollow Technologies, Inc., Zimmer Holdings, Inc., and Wright Medical Group, Inc. each declined significantly prior to being sold.

On the positive side, stock selection in pharmaceuticals and biotechnology was favorable. In particular, Amylin Pharmaceuticals, Inc. and Genzyme Corp. gained 99% and 22%, respectively. The fund also benefited by having less exposure than the index to the weak performing information technology sector and the media industry. In addition, certain of the portfolio's technology and media positions performed

1The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and forecasted growth values. The companies are included in the Russell 1000 Growth Index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

2Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Because mid-sized companies often have narrower markets, limited financial resources and stocks that are not as actively traded as large company stocks, their share prices tend to be more volatile.

Nations Marsico MidCap
Growth Portfolio (Continued)

well, including Google, Inc., which rose 86% and Pixar Animation Studios and Getty Images, Inc. which logged double-digit gains. (Pixar Animation Studios was not held in the portfolio as of December 31, 2005.) Stock selection and an emphasis on the transportation industry also helped the portfolio's performance. Logistics company Expeditors International of Washington, Inc. rose more than 21%.

How have you positioned the portfolio?

As of December 31, 2005, the portfolio's allocations emphasized consumer discretionary, financials, health care, industrials and information technology. The portfolio had little or no exposure to utilities, energy or materials stocks.

The views expressed in the Portfolio Commentary reflect the current views of the Portfolio Manager. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Portfolio Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Nations Value Portfolio

Shareholder expense example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value July 1, 2005	Ending account value December 31, 2005	Expenses paid during period* July 1, 2005 to December 31, 2005
Actual	$1,000.00	$1,068.81	$4.90
Hypothetical**	$1,000.00	$1,020.47	$4.79

*  Expenses are equal to the Portfolio's annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

**  Assumed 5% return per year before expenses.

Nations Value Portfolio

Portfolio management

Diane Sobin

Lori Ensinger

David Hoffman

Noah Pertrucci

Value Strategies Team

Columbia Management Advisors, LLC

Performance

Growth of $10,000 investment

The chart represents a hypothetical investment in Nations Value Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Average annual total Returns (as of 12/31/05)

	1 Year	5 Year	Since Inception*
Nations Value Portfolio	9.33%	3.45%	4.07%
Russell 1000 Value Index	7.05%	5.28%	5.68%

*Annualized returns. Since inception date performance has been calculated from March 27, 1998, the inception date of the portfolio.

Past performance does not guarantee future results. Current performance may be lower or higher than the performance shown here. For current month-end performance information contact your insurance company.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

How did the portfolio perform?

For the year ended December 31, 2005, Nations Value Portfolio returned 9.33%. It outperformed its benchmark, the Russell 1000 Value Index1, which returned 7.05% for the same period.

Why did the portfolio perform this way?2

The portfolio's performance was driven primarily by stock selection, however, sector and industry selection also contributed to its solid gains.

In the energy sector, the portfolio benefited from positions in major integrated oil companies, including ExxonMobil Corp., Chevron Corp. and ConocoPhillips. As prices rose on crude oil, natural gas and refined products, such as gasoline, oil company profits rose. Oil service companies, such as Halliburton Co. and Nabors Industries Ltd., did even better as spending related to finding and producing oil and gas increased.

Several of the portfolio's consumer holdings were standout performers, even though the consensus on consumers was negative. J.C. Penney Co., Inc. and Federated Department Stores, Inc. had opportunities for significant operational improvement and experienced higher sales for the year.

In the health care sector, the portfolio focused on service companies, including Aetna, Inc. and CIGNA Corp., which benefited from the rational allocation and distribution of health care services. We largely avoided US-based pharmaceuticals companies, which were held back by low revenue growth, increased competition and heightened litigation risk. However, investments in international pharmaceutical companies, such as Novartis AG, which has more new products in its pipelines, did well for the portfolio.

Finally, within financials, where the portfolio had its largest concentration of assets, both stock selection and industry selection contributed to performance. Capital-related companies, such as Merrill Lynch & Co., Inc. and

1The Russell 1000 Value Index is an unmanaged index that measures the performance of the largest U.S. companies, based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Growth Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

2Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments. Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the manager's assessment of a company's prospects is wrong, the price of its stock may not approach the value the manager has placed on it.

Nations Value Portfolio (Continued)

Goldman Sachs Group, Inc., performed well. Attractively-valued insurance companies, including Hartford Financial Services Group, Inc. and Genworth Financial, Inc. drew strength from their diversified mix of businesses.

Were there any disappointments for the year?

The weakest performers in the portfolio were in the technology sector. Spending on technology equipment and services did not accelerate in line with our expectations. As a result, some of the sector's largest companies experienced only tepid revenue and earnings growth. IBM is a good example of a company that fit this profile.

Media-related companies also lagged the market's overall performance. In the media industry, our investment in News Corp., a media conglomerate, lost ground as the company's advertising and subscription-based services were weak for the year.

How have you positioned the portfolio?

Our philosophy of finding value opportunities in companies that have been underperforming relative to their earnings potential led us to position the fund more defensively at the beginning of 2005. In this regard, we brought the portfolio's sector weights in line with its benchmark and increased the number of stocks in the portfolio. We believe that this was a prudent move in light of our expectation that the domestic economy was poised to grow at a slower pace. As the year wore on, and economic growth remained robust, we focused on companies that stood to benefit from continued economic growth as well as companies that we believed had the ability to generate free cash flow that could be deployed as dividend increases and/or share repurchases. We maintained a significant position in energy stocks, which have the potential to benefit from continued growth in global demand. After decades of underinvestment, the sector's long-term capital spending has increased, which we believe has the potential to translate into continued growth for energy-related companies.

The views expressed in the Portfolio Commentary reflect the current views of the Portfolio Managers. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Portfolio Managers disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Nations Asset Allocation
Portfolio

Shareholder expense example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value July 1, 2005	Ending account value December 31, 2005	Expenses paid during period* July 1, 2005 to December 31, 2005
Actual	$1,000.00	$1,034.38	$5.13
Hypothetical**	$1,000.00	$1,020.16	$5.09

*  Expenses are equal to the Portfolio's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

**  Assumed 5% return per year before expenses.

Nations Asset Allocation
Portfolio

Portfolio management

Vikram J. Kuriyan

Leonard Aplet

Richard Cutts

Columbia Management Advisors, LLC

Performance

Growth of $10,000 investment

The chart represents a hypothetical investment in Nations Asset Allocation Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Average annual total Returns (as of 12/31/05)

	1 Year	5 Year	Since Inception*
Nations Asset Allocation Portfolio	4.46%	2.09%	2.26%
Russell 1000 Index	6.27%	1.07%	3.63%
Lehman Brothers U.S. Aggregate Index	2.43%	5.87%	6.05%

*Annualized returns. Since inception date performance has been calculated from March 27, 1998, the inception date of the portfolio.

Past performance does not guarantee future results. Current performance may be lower or higher than the performance shown here. For current month-end performance information contact your insurance company.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

How did the portfolio perform?

For the year ended December 31, 2005, the Nations Asset Allocation Portfolio returned 4.46% without insurance charges. This compares with a 2.43% return for the Lehman Brothers U.S. Aggregate Index1, a 6.27% return for the Russell 1000 Index2 and a 4.82% blended return for the Russell 1000 Index and Lehman Brothers Aggregate Index in a 60/40 mix over the same period.

Stocks and bonds delivered modest positive returns for the year and the portfolio, with its broad diversification among market segments, generally mirrored these results. Approximately 65% of assets were invested in stocks and 35% were invested in bonds. Our goal is to generate performance that falls between our two benchmarks, and the portfolio's performance was generally on target with our expectation for the period.

Why did the portfolio perform this way?3

Generally speaking, stocks outperformed bonds for the year and the portfolio's emphasis on stocks worked in its favor, as did its broad diversification between growth and value stocks. Value stocks led the market in the first half of the year, as economic expansion, strong corporate earnings and high dividend yields made value attractive to investors. Growth outperformed value in the second half.

Stock selection also aided performance. Financials and energy stocks contributed to positive performance. A broad range of favorable factors worked in favor of financial stocks, especially foreign banks, investment banks, asset managers and insurance companies. Energy stocks benefited from rising commodity prices and constrained supply. The gains from these and other sectors were more than enough to offset the slight loss from telecommunications stocks, which felt the pressure of increased competition during the year.

1The Lehman Brothers U.S. Aggregate Index is an unmanaged index of US government agency and treasury securities, investment grade corporate bonds and asset-, mortgage- and commercial mortgage-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

2The Russell 1000 Index, an unmanaged index, measures the performance of the largest 1,000 U.S. companies and represents approximately 90% of the U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

3Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Bond prices and interest rates have an inverse relationship such that as interest rates rise, prices of bonds generally fall and vice versa.

Nations Asset Allocation
Portfolio (Continued)

Fixed-income positions performed generally in line with their benchmarks. Investment grade bonds held up in the first half of the year, but rising interest rates restrained returns in the second half and concerns that the economy could experience slower growth put a damper on investor enthusiasm for risk. Long-term Treasuries outperformed other sectors of the domestic investment-grade bond market. Asset-backed securities, commercial mortgage-backed securities and US agency securities also did well relative to Treasuries of similar duration. The mortgage sector generated mixed returns.

How have you positioned the portfolio?

We made no major changes to the portfolio during the period. With its emphasis on large-cap stocks, we believe that the portfolio is well positioned to weather a slowing economy because, historically, large caps have demonstrated the potential for more predictable earnings results relative to smaller companies. Large-cap stocks are also likely to weather a declining dollar better than smaller companies because more of their sales and earnings come from overseas markets.

The fixed income portion of the portfolio is positioned to withstand a slowing economy, with an emphasis on quality and a cash position as a cushion against volatility.

The views expressed in the Portfolio Commentary reflect the current views of the Portfolio Managers. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Portfolio Managers disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Nations High Yield
Bond Portfolio

Shareholder expense example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value July 1, 2005	Ending account value December 31, 2005	Expenses paid during period* July 1, 2005 to December 31, 2005
Actual	$1,000.00	$1,024.50	$4.85
Hypothetical**	$1,000.00	$1,020.42	$4.84

*  Expenses are equal to the Portfolio's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

**  Assumed 5% return per year before expenses.

Nations High Yield
Bond Portfolio

Portfolio management

High Yield Portfolio Management Team,

J. Matthew Philo

MacKay Shields LLC

Performance

Growth of $10,000 investment

The chart represents a hypothetical investment in Nations High Yield Bond Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Average annual total Returns (as of 12/31/05)

	1 Year	5 Year	Since Inception*
Nations High Yield Bond Portfolio	2.15%	10.57%	8.50%
Credit Suisse High Yield Index	2.26%	9.83%	8.00%

*Annualized returns. Inception date is July 7, 2000.

Credit Suisse High Yield Index since inception returns as of June 30, 2000

Past performance does not guarantee future results. Current performance may be lower or higher than the performance shown here. For current month-end performance information contact your insurance company.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. The performance shown also includes fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all insurance charges, fees and expenses been considered, the total returns would have been lower.

How did the portfolio perform?

For the year ended December 31, 2005, Nations High Yield Bond Portfolio returned 2.15% without insurance charges. That compares with a return of 2.26% for the Credit Suisse High Yield Index1, its benchmark, for the same period.

Why did the portfolio perform this way?2

After several strong years, the high-yield market encountered head winds that restrained its performance in 2005. Because we judged that there were limited attractive buying opportunities and increasing concerns over the quality of new issues, we maintained a higher-than-usual cash position in the portfolio. Cash helped cushion the portfolio against some major disappointments during the period and we believe that it was a prudent move in light of the increased riskiness of the high-yield market environment.

At Home Corp., an Internet service provider that filed for bankruptcy protection in 2001 contributed to the portfolios positive results. Recently, the bondholders — which included the portfolio — received a significant award when a suit filed on behalf of bondholders was settled. Star Gas Partners LP, a distributor of heating oil and propane, also contributed to the portfolio's positive results. The company announced a recapitalization plan designed to effect operating improvements. It received such a positive reaction from bondholders that its bonds went from a disappointment for the portfolio to one of its top performers at the end of the year.

The portfolio's position in General Motors Acceptance Corp. (GMAC), the finance arm of General Motors, also aided performance. Although General Motors has had a difficult year, GMAC has fared better and we continued to hold a substantial position in its bonds.

1The Credit Suisse High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

2Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

Bond prices and interest rates have an inverse relationship such that as interest rates rise, prices of bonds generally fall and vice versa.

The portfolio invests primarily in high-yield debt securities, which are often referred to as "junk bonds." High-yield debt securities offer the potential for higher income than other kinds of debt securities with smaller maturities, but they also have higher risk.

Nations High Yield
Bond Portfolio (Continued)

The auto industry's difficulties translated into several disappointments for the portfolio. We bought General Motors bonds prior to their downgrade, because they offered yields that were significantly higher than the market and because, at that time, the bonds met our investment criteria. However, they lost ground as the year wore on and we trimmed our GM holdings. Collins & Aikman Products Co. bonds traded down on news of accounting irregularities and a key management departure. The company, which manufactures interior and exterior trim and other auto products, has since declared bankruptcy.

Airline bonds were an additional source of disappointment. Higher oil prices bred increasing concern among airline bondholders.

How have you positioned the portfolio?

As of December 31, 2005, the portfolio had more exposure than its benchmark to the financial, information technology, real estate development and medical products industries and less exposure to cable, manufacturing, utility, leisure and food and drug industries. In light of our view that the high-yield market is fully valued at its current level, we raised our exposure to floating rate debt and plan to continue to actively sell bonds that have reached our price target. We also plan to maintain the portfolio's higher-than-normal cash level, with the expectation that we will use it tactically to take quick action as opportunities arise.

The views expressed in the Portfolio Commentary reflect the current views of the Portfolio Manager. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Portfolio Managers disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Nations Funds

Nations Separate Account Trust — Marsico International Opportunities Portfolio

Investment portfolio  December 31, 2005

Shares		Value
	Common stocks — 98.4%
	Consumer discretionary — 22.1%
	Auto component — 3.5%
63,155	Continental AG	$5,606,195
	Automobiles — 4.0%
24,170	Hyundai Motor Co.	2,309,161
77,800	Toyota Motor Corp.	4,037,275
		6,346,436
	Hotels, restaurants & leisure — 5.9%
329,086	Enterprise Inns PLC	5,310,889
1,468,878	Shangri-La Asia Ltd.	2,453,292
27,173	Wynn Resorts Ltd.(a)	1,490,439
		9,254,620
	Household durables — 0.7%
18,800	Misawa Homes Holdings, Inc.(a)	1,040,946
	Leisure equipment & products — 2.0%
93,599	Sega Sammy Holdings, Inc.	3,134,914
	Media — 3.0%
39,721	Grupo Televisa SA, ADR	3,197,541
67,833	JC Decaux SA(a)	1,582,057
		4,779,598
	Multiline retail — 1.3%
699,000	Seiyu Ltd.(a)	1,991,470
	Specialty retail — 1.7%
21,800	Yamada Denki Co., Ltd.	2,728,350
		34,882,529
	Consumer staples — 8.1%
	Beverages — 1.5%
158,606	Diageo PLC	2,299,029
	Food & staples retailing — 3.6%
19,267	Metro AG	930,656
126,333	Shoppers Drug Mart Corp.	4,779,669
		5,710,325
	Household products — 3.0%
143,571	Reckitt Benckiser PLC	4,742,670
		12,752,024
	Energy — 6.4%
	Energy equipment & services — 1.0%
137,112	Stolt Offshore SA(a)	1,594,727
	Oil, gas & consumable fuels — 5.4%
22,233	CNOOC Ltd., ADR	1,511,177
29,903	Petroleo Brasileiro SA, ADR	2,131,187
90,770	Talisman Energy, Inc.	4,810,041
		8,452,405
		10,047,132

Shares		Value
	Financials — 18.3%
	Capital markets — 3.3%
53,950	UBS AG, Registered Shares	$5,136,140
	Commercial banks — 5.8%
106,999	Anglo Irish Bank Corp., PLC	1,625,254
43,658	Erste Bank der oesterreichischen Sparkassen AG	2,422,755
65,975	ICICI Bank Ltd., ADR	1,900,080
116	Mitsubishi UFJ Financial Group, Inc.	1,573,748
157	Sumitomo Mitsui Financial Group, Inc.	1,664,052
		9,185,889
	Consumer finance — 1.9%
59,100	Credit Saison Co., Ltd.	2,951,617
	Real estate — 5.1%
1,061,000	CapitaLand Ltd.	2,195,194
82,351	Leopalace21 Corp.	2,988,615
132,000	Sumitomo Realty & Development Co., Ltd.	2,870,904
		8,054,713
	Thrifts & mortgage finance — 2.2%
67,548	Hypo Real Estate Holding AG	3,517,084
		28,845,443
	Health care — 6.0%
	Biotechnology — 1.5%
75,595	CSL Ltd.	2,355,295
	Pharmaceuticals — 4.5%
47,080	Roche Holding AG, Genusshein	7,068,897
		9,424,192
	Industrials — 7.8%
	Construction & engineering — 4.3%
78,706	Vinci SA	6,769,529
	Electrical equipment — 0.9%
17,933	Fanuc Ltd.	1,522,104
	Road & rail — 2.6%
50,799	Canadian National Railway Co.	4,063,412
		12,355,045
	Information technology — 14.3%
	Communications equipment — 4.0%
184,909	Telefonaktiebolaget LM Ericsson, ADR	6,360,869

See Accompanying Notes to Financial Statements.

Nations Funds

Nations Separate Account Trust — Marsico International Opportunities Portfolio

Investment portfolio (continued)  December 31, 2005

Shares		Value
	Electronic equipment & instruments — 5.3%
5,800	Keyence Corp.	$1,649,977
53,300	Murata Manufacturing Co., Ltd.	3,416,696
152,000	Nippon Electric Glass Co., Ltd.	3,318,777
		8,385,450
	Semiconductors & semiconductor equipment — 5.0%
20,000	Advantest Corp.	2,016,365
761,869	ARM Holdings PLC	1,586,064
3,850	Samsung Electronics Co., Ltd.	2,480,007
178,472	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1,768,657
		7,851,093
		22,597,412
	Materials — 7.5%
	Chemicals — 3.3%
58,842	Lonza Group AG, Registered Shares	3,600,241
41,046	Reliance Industries Ltd., GDR(b)	1,622,549
		5,222,790
	Construction materials — 4.2%
111,840	Cemex SA de CV, ADR, COP	6,635,467
		11,858,257
	Telecommunication services — 4.7%
	Wireless telecommunication services — 4.7%
187,850	America Movil SA de CV, ADR, Series L	5,496,491
410,487	Carphone Warehouse Group PLC	1,956,294
		7,452,785
	Utilities — 3.2%
	Multi-utilities — 3.2%
111,530	Veolia Environment	5,049,223
	Total common stocks (Cost of $120,302,388)	155,264,042
	Investment company — 2.1%
3,369,557	SSgA Prime Money Market Fund	3,369,557
	Total investment company (Cost of $3,369,557)	3,369,557

Total investments (Cost of $123,671,945)(c)	100.5%	158,633,599
Other assets & liabilities, net	(0.5)%	(782,657)
Net assets	100.0%	$157,850,942

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the value of this security, which is not illiquid, represents 1.0% of net assets.

(c)  Cost for federal income tax purposes is $124,403,024.

Summary of Securities by Country (Unaudited)	Value	% of Total investment
Japan	$36,993,811	23.3%
United Kingdom	15,894,946	10.0
Switzerland	15,805,278	10.0
Mexico	15,239,499	9.7
Canada	13,653,121	8.6
France	13,400,810	8.4
Germany	10,053,934	6.3
United States*	7,315,288	4.7
Sweden	6,360,870	4.0
South Korea	4,789,168	3.0
India	3,522,628	2.2
Austria	2,422,754	1.5
Australia	2,355,295	1.5
Singapore	2,195,194	1.4
Brazil	2,131,187	1.3
Taiwan	1,768,658	1.1
Luxemburg	1,594,727	1.0
Hong Kong	1,511,177	1.0
Ireland	1,625,254	1.0
	$158,633,599	100.0%

*  Includes Investment Company

Acronym	Name
ADR	American Depositary Receipt

COP	Certificates of Parzticipation

GDR	Global Depositary Receipt

At December 31, 2005, the portfolio held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Consumer discretionary	22.1%
Financials	18.3
Information technology	14.3
Consumer staples	8.1
Industrials	7.8
Materials	7.5
Energy	6.4
Health Care	6.0
Telecommunication services	4.7
Utilities	3.2
Investment Company	2.1
Other assets & liabilities, net	(0.5)
100.0%

See Accompanying Notes to Financial Statements.

Nations Funds

Nations Separate Account Trust — Marsico Focused Equities Portfolio

Investment portfolio  December 31, 2005

Shares		Value
	Common stocks — 100.0%
	Consumer discretionary — 21.7%
	Automobiles — 2.5%
48,483	Toyota Motor Corp., ADR	$5,072,292
	Hotels, restaurants & leisure — 8.2%
47,167	Four Seasons Hotels, Inc.	2,346,558
165,317	MGM Mirage(a)	6,062,175
115,824	Starbucks Corp.(a)	3,475,878
92,391	Wynn Resorts Ltd.(a)	5,067,646
		16,952,257
	Household durables — 2.5%
84,626	Lennar Corp., Class A	5,163,879
	Specialty retail — 8.5%
134,804	Home Depot, Inc.	5,456,866
179,472	Lowe's Companies, Inc.	11,963,603
		17,420,469
		44,608,897
	Consumer staples — 6.5%
	Food & staples retailing — 1.0%
73,533	CVS Corp.	1,942,742
	Household products — 5.5%
196,692	Procter & Gamble Co.	11,384,533
		13,327,275
	Energy — 0.2%
	Energy equipment & services — 0.2%
7,899	Halliburton Co.	489,422
	Financials — 20.1%
	Capital markets — 9.1%
82,779	Goldman Sachs Group, Inc.	10,571,706
6,554	Lehman Brothers Holdings, Inc.	840,026
77,232	UBS AG, Registered Shares	7,348,625
		18,760,357
	Consumer finance — 4.5%
167,787	SLM Corp.	9,243,386
	Diversified financial services — 4.2%
23,615	Chicago Mercantile Exchange	8,678,276
	Thrifts & mortgage finance — 2.3%
136,160	Countrywide Financial Corp.	4,655,311
		41,337,330
	Health care — 23.4%
	Biotechnology — 10.2%
71,136	Amgen, Inc.(a)	5,609,785
167,484	Genentech, Inc.(a)	15,492,270
		21,102,055

Shares		Value
	Health care equipment & supplies — 4.8%
50,874	Medtronic, Inc.	$2,928,816
103,801	Zimmer Holdings, Inc.(a)	7,000,340
		9,929,156
	Health care providers & services — 8.4%
277,757	UnitedHealth Group, Inc.	17,259,820
		48,291,031
	Industrials — 14.8%
	Air freight & logistics — 4.7%
93,478	FedEx Corp.	9,664,690
	Industrial Conglomerates — 4.2%
247,530	General Electric Co.	8,675,926
	Machinery — 3.3%
116,619	Caterpillar, Inc.	6,737,080
	Road & rail — 2.6%
77,207	Burlington Northern Santa Fe Corp.	5,467,800
		30,545,496
	Information technology — 13.3%
	Communications equipment — 5.6%
277,288	Motorola, Inc.	6,263,936
119,876	QUALCOMM, Inc.	5,164,258
		11,428,194
	Computers & peripherals — 4.8%
138,398	Apple Computer, Inc.(a)	9,949,432
	Internet software & services — 2.9%
14,405	Google, Inc., Class A(a)	5,976,058
		27,353,684
	Total common stocks (Cost of $144,067,036)	205,953,135
	Investment company — 0.0%
40,000	SSgA Prime Money Market Fund	40,000
	Total investment company (Cost of $40,000)	40,000

Total investments (Cost of $144,107,036)(b)	100.0%	205,993,135
Other assets & liabilities, net	0.0%	(101,120)
Net assets	100.0%	$205,892,015

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $144,744,297.

See Accompanying Notes to Financial Statements.

Nations Funds

Nations Separate Account Trust — Marsico Focused Equities Portfolio

Investment portfolio (continued)  December 31, 2005

At December 31, 2005, the portfolio held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Health care	23.4%
Consumer discretionary	21.7
Financials	20.1
Industrials	14.8
Information technology	13.3
Consumer staples	6.5
Energy	0.2
Investment company	0.0 *
Other assets & liabilities, net	(0.0)
100.0%

*  Rounds to less than 0.01%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Nations Funds

Nations Separate Account Trust — Small Company Portfolio

Investment portfolio  December 31, 2005

Shares		Value
	Common stocks — 98.3%
	Consumer discretionary — 15.5%
	Automobiles — 0.7%
1,353	Thor Industries, Inc.	$54,215
7,875	Winnebago Industries, Inc.	262,080
		316,295
	Distributors — 0.6%
6,310	WESCO International, Inc.(a)	269,626
	Diversified consumer services — 0.7%
9,414	Education Management Corp.(a)	315,463
	Hotels, restaurants & leisure — 3.7%
10,925	Gaylord Entertainment Co.(a)	476,221
9,395	Isle of Capris Casinos, Inc.(a)	228,862
4,200	Kerzner International Ltd.(a)	288,750
2,290	P.F. Chang's China Bistro, Inc.(a)	113,653
10,520	RARE Hospitality International, Inc.(a)	319,703
2,995	Ruby Tuesday, Inc.	77,540
5,995	Scientific Games Corp., Class A(a)	163,544
		1,668,273
	Household durables — 0.2%
3,161	Yankee Candle Co., Inc.	80,922
	Internet & catalog retail — 1.9%
7,305	Blue Nile, Inc.(a)	294,465
11,727	Coldwater Creek, Inc.(a)	358,025
7,050	NetFlix, Inc.(a)	190,773
		843,263
	Media — 2.4%
10,290	aQuantive, Inc.(a)	259,719
7,220	Catalina Marketing Corp.	183,027
11,001	Gray Television, Inc.	108,030
4,787	Lions Gate Entertainment Corp.(a)	36,764
2,555	R.H. Donnelley Corp.(a)	157,439
13,500	Radio One, Inc., Class D(a)	139,725
5,910	Valassis Communications, Inc.(a)	171,804
		1,056,508
	Specialty retail — 3.2%
6,110	Charlotte Russe Holding, Inc.(a)	127,271
3,560	Children's Place Retail Stores, Inc.(a)	175,935
15,270	Finish Line, Inc., Class A	266,003
9,820	GameStop Corp., Class A(a)	312,473
17,550	HOT Topic, Inc.(a)	250,088
1,401	Jarden Corp.(a)	42,240
5,660	Pacific Sunwear of California, Inc.(a)	141,047
4,336	Tuesday Morning Corp.	90,709
		1,405,766
	Textiles, apparel & luxury goods — 2.1%
4,672	Carter's, Inc.(a)	274,947
9,558	Jos. A. Bank Clothiers, Inc.(a)	414,913
10,985	Wolverine World Wide, Inc.	246,723
		936,583
		6,892,699

Shares		Value
	Consumer staples — 1.1%
	Beverages — 0.5%
2,680	Hansen Natural Corp.(a)	$211,211
	Food & staples retailing — 0.0%
669	United Natural Foods, Inc.(a)	17,661
	Food products — 0.0%
593	Delta & Pine Land Co.	13,645
	Personal products — 0.6%
15,610	Nu Skin Enterprises, Inc., Class A	274,424
		516,941
	Energy — 7.9%
	Energy equipment & services — 3.1%
3,460	Atwood Oceanics, Inc.(a)	269,984
13,110	CAL Dive International, Inc.(a)	470,518
4,180	Energy Conversion Devices, Inc.(a)	170,335
4,480	Hydril(a)	280,448
5,419	Tetra Technologies, Inc.(a)	165,388
		1,356,673
	Oil, gas & consumable fuels — 4.8%
1,680	Cabot Oil & Gas Corp.	75,768
3,050	Cheniere Energy, Inc.(a)	113,521
12,870	Denbury Resources, Inc.(a)	293,179
3,450	Encore Acquisition Co.(a)	110,538
6,170	Foundation Coal Holdings, Inc.	234,460
3,210	Frontier Oil Corp.	120,471
2,490	Holly Corp.	146,586
3,660	Remington Oil & Gas Corp.(a)	133,590
3,170	St. Mary Land & Exploration Co.	116,688
22,985	Superior Energy Services, Inc.(a)	483,834
8,410	Todco, Class A	320,085
		2,148,720
		3,505,393
	Financials — 10.3%
	Capital markets — 2.0%
11,022	Affiliated Managers Group, Inc.(a)	884,515
	Commercial banks — 4.1%
17,885	Boston Private Financial Holdings, Inc.	544,062
3,334	City National Corp.	241,515
7,827	Fidelity Bankshares, Inc.	255,943
8,490	Prosperity Bancshares, Inc.	244,002
1,981	South Financial Group, Inc.	54,557
12,405	Texas Capital Bancshares, Inc.(a)	277,996
4,140	Westamerica Bancorporation	219,710
		1,837,785
	Consumer finance — 1.2%
6,021	Nelnet, Inc., Class A(a)	244,934
10,160	World Acceptance Corp.(a)	289,560
		534,494

See Accompanying Notes to Financial Statements.

Nations Funds

Nations Separate Account Trust — Small Company Portfolio

Investment portfolio (continued)  December 31, 2005

Shares		Value
	Diversified financial services — 0.6%
142	Calamos Asset Management, Inc.	$4,466
9,660	Jackson Hewitt Tax Service, Inc.	267,679
		272,145
	Insurance — 1.3%
5,460	Selective Insurance Group, Inc.	289,926
11,970	Tower Group, Inc.	263,101
		553,027
	Real estate — 1.1%
14,607	Bluegreen Corp.(a)	230,791
8,509	Strategic Hotel Capital, Inc., REIT	175,115
2,910	Washington, REIT	88,318
		494,224
		4,576,190
	Health care — 19.2%
	Biotechnology — 4.9%
8,080	Alkermes, Inc.(a)	154,489
9,835	Amylin Pharmaceuticals, Inc.(a)	392,613
14,360	Arena Pharmaceuticals, Inc.(a)	204,199
6,520	Cubist Pharmaceuticals, Inc.(a)	138,550
8,130	CV Therapeutics, Inc.(a)	201,055
18,540	Exelixis, Inc.(a)	174,647
21,108	Illumina, Inc.(a)	297,623
5,880	Myogen, Inc.(a)	177,341
7,953	Protein Design Labs, Inc.(a)	226,024
6,870	Vertex Pharmaceuticals, Inc.(a)	190,093
		2,156,634
	Health care equipment & supplies — 6.4%
14,310	American Medical Systems Holdings, Inc.(a)	255,147
10,059	Aspect Medical Systems, Inc.(a)	345,527
3,370	Foxhollow Technologies, Inc.(a)	100,392
2,310	Haemonetics Corp.(a)	112,867
3,080	Hologic, Inc.(a)	116,793
13,300	Immucor, Inc.(a)	310,688
2,175	Intuitive Surgical, Inc.(a)	255,062
12,240	Kyphon, Inc.(a)	499,759
13,333	Meridian Bioscience, Inc.	268,527
10,482	Nektar Therapeutics(a)	172,534
5,272	Respironics, Inc.(a)	195,433
6,950	Somanetics Corp.(a)	222,400
		2,855,129
	Health care providers & services — 5.7%
1,788	Advisory Board Co.(a)	85,234
6,790	Allion Healthcare, Inc.(a)	79,103
2,102	Apria Healthcare Group, Inc.(a)	50,679
18,230	Centene Corp.(a)	479,267
9,270	HealthExtras, Inc.(a)	232,677
3,587	LifePoint Hospitals, Inc.(a)	134,512
2,310	Pediatrix Medical Group, Inc.(a)	204,597
5,444	PRA International(a)	153,249
3,182	Psychiatric Solutions, Inc.(a)	186,911
32,380	VCA Antech, Inc.(a)	913,116
		2,519,345

Shares		Value
	Pharmaceuticals — 2.2%
2,828	Medicis Pharmaceutical Corp., Class A	$90,637
5,356	MGI Pharma, Inc.(a)	91,909
3,910	New River Pharmaceuticals, Inc.(a)	202,851
7,725	Par Pharmaceutical Companies, Inc.(a)	242,102
9,563	Penwest Pharmaceuticals Co.(a)	186,670
10,095	Salix Pharmaceuticals Ltd.(a)	177,470
		991,639
		8,522,747
	Industrials — 10.6%
	Aerospace & defense — 1.0%
7,210	BE Aerospace, Inc.(a)	158,620
1,700	DRS Technologies, Inc.	87,414
6,250	Teledyne Technologies, Inc.(a)	181,875
		427,909
	Air freight & logistics — 2.2%
13,870	HUB Group, Inc., Class A(a)	490,305
5,017	UTI Worldwide, Inc.	465,778
		956,083
	Airlines — 0.7%
18,630	AirTran Holdings, Inc.(a)	298,639
	Commercial services & supplies — 3.2%
1,858	CoStar Group, Inc.(a)	80,210
18,377	Korn/Ferry International(a)	343,466
12,749	Labor Ready, Inc.(a)	265,434
7,510	Resources Connection, Inc.(a)	195,711
10,195	Senomyx, Inc.(a)	123,563
12,630	Waste Connections, Inc.(a)	435,230
		1,443,614
	Electrical equipment — 0.3%
13,950	Evergreen Solar, Inc.(a)	148,567
	Industrial conglomerates — 0.2%
2,150	Walter Industries, Inc.	106,898
	Machinery — 3.0%
2,890	Actuant Corp., Class A	161,262
2,755	Bucyrus International, Inc., Class A	145,188
1,124	ESCO Technologies, Inc.(a)	50,007
4,870	JLG Industries, Inc.	222,364
3,200	Manitowoc Co., Inc.	160,704
21,270	Wabtec Corp.	572,163
		1,311,688
	Road & Rail — 0.0%
345	Florida East Coast Industries, Inc.	14,618
		4,708,016
	Information technology — 28.3%
	Communications equipment — 3.7%
6,190	ADTRAN, Inc.	184,091
7,914	Anaren, Inc.(a)	123,696
14,841	Atheros Communications, Inc.(a)	192,933
20,585	Audiocodes Ltd.(a)	228,493
7,035	Avocent Corp.(a)	191,282

See Accompanying Notes to Financial Statements.

Nations Funds

Nations Separate Account Trust — Small Company Portfolio

Investment portfolio (continued)  December 31, 2005

Shares		Value
	Communications equipment — (continued)
3,600	Emulex Corp.(a)	$71,244
2,870	F5 Networks, Inc.(a)	164,135
5,410	NICE Systems Ltd., ADR(a)	260,545
16,097	Packeteer, Inc.(a)	125,074
3,350	Plantronics, Inc.	94,805
		1,636,298
	Computers & peripherals — 1.2%
6,115	M-Systems Flash Disk Pioneers Ltd.(a)	202,529
7,225	Neoware Systems, Inc.(a)	168,342
6,500	Stratasys, Inc.(a)	162,565
		533,436
	Electronic equipment & instruments — 4.8%
9,780	Anixter International, Inc.	382,594
12,079	Daktronics, Inc.	357,176
8,615	Global Imaging Systems, Inc.(a)	298,338
10,850	Itron, Inc.(a)	434,434
20,783	Plexus Corp.(a)	472,605
21,810	TTM Technologies, Inc.(a)	205,014
		2,150,161
	Internet software & services — 3.3%
10,670	CNET Networks, Inc.(a)	156,742
5,320	Digital River, Inc.(a)	158,217
28,815	Digitas, Inc.(a)	360,764
12,631	EarthLink, Inc.(a)	140,331
1,520	Equinix, Inc.(a)	61,955
5,850	Openwave Systems, Inc.(a)	102,200
23,478	Secure Computing Corp.(a)	287,840
11,665	ValueClick, Inc.(a)	211,253
		1,479,302
	IT services — 2.9%
7,739	Anteon International Corp.(a)	420,615
7,390	Euronet Worldwide, Inc.(a)	205,442
31,571	MPS Group, Inc.(a)	431,576
4,709	MTC Technologies, Inc.(a)	128,932
2,300	TALX Corp.	105,133
		1,291,698
	Semiconductors & semiconductor equipment — 6.1%
11,265	Cymer, Inc.(a)	400,020
24,600	Entegris, Inc.(a)	231,732
17,837	Microsemi Corp.(a)	493,371
7,800	Silicon Laboratories, Inc.(a)	285,948
12,830	SiRF Technology Holdings, Inc.(a)	382,334
12,010	Tessera Technologies, Inc.(a)	310,459
8,370	Varian Semiconductor Equipment Associates, Inc.(a)	367,694
23,474	Virage Logic Corp.(a)	231,923
		2,703,481
	Software — 6.3%
5,770	American Reprographics Co.(a)	146,616
8,413	ANSYS, Inc.(a)	359,151
15,875	Epicor Software Corp.(a)	224,314
11,263	Hyperion Solutions Corp.(a)	403,423

Shares		Value
	Software — (continued)
4,192	Kronos, Inc.(a)	$175,477
4,330	Macrovision Corp.(a)	72,441
2,820	MICROS Systems, Inc.(a)	136,262
1,020	MicroStrategy, Inc., Class A(a)	84,395
11,060	Open Solutions, Inc.(a)	253,495
25,780	Parametric Technology Corp.(a)	157,258
14,907	Progress Software Corp.(a)	423,060
17,520	Quest Software, Inc.(a)	255,617
10,075	RSA Security, Inc.(a)	113,142
		2,804,651
		12,599,027
	Materials — 3.2%
	Chemicals — 1.6%
7,775	Airgas, Inc.	255,798
16,297	Symyx Technologies, Inc.(a)	444,745
		700,543
	Construction materials — 0.4%
1,410	Eagle Materials, Inc.	172,527
	Metals & mining — 1.2%
4,775	Allegheny Technologies, Inc.	172,282
1,650	Cleveland-Cliffs, Inc.	146,140
2,040	Reliance Steel & Aluminum Co.	124,685
2,920	Royal Gold, Inc.	101,412
		544,519
		1,417,589
	Telecommunication services — 1.4%
	Diversified telecommunication services — 0.2%
6,160	Tekelec(a)	85,624
	Wireless telecommunication services — 1.2%
36,300	Dobson Communications Corp., Class A(a)	272,250
14,507	SBA Communications Corp., Class A(a)	259,675
		531,925
		617,549
	Utilities — 0.8%
	Gas utilities — 0.8%
9,890	Energen Corp.	359,205
	Total common stocks (Cost of $35,499,826)	43,715,356
	Investment company — 0.9%
5,188	iShares Nasdaq Biotechnology Index Fund(a)	400,721
	Total investment company (Cost of $360,785)	400,721

See Accompanying Notes to Financial Statements.

Nations Funds

Nations Separate Account Trust — Small Company Portfolio

Investment portfolio (continued)  December 31, 2005

		Value
Total investments (Cost of $35,860,611)(b)	99.2%	$44,116,077
Other assets & liabilities, net	0.8%	355,338
Net assets	100.0%	$44,471,415

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $35,900,276.

At December 31, 2005, the portfolio held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information technology	28.3%
Health care	19.2
Consumer discretionary	15.5
Industrials	10.6
Financials	10.3
Energy	7.9
Materials	3.2
Telecommunication services	1.4
Consumer staples	1.1
Utilities	0.8
Investment company	0.9
Other assets & liabilities, net	0.8
100.0%

Acronym	Name
ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

Nations Funds

Nations Separate Account Trust — Marsico 21st Century Portfolio

Investment portfolio  December 31, 2005

Shares		Value
	Common stocks — 100.0%
	Consumer discretionary — 23.5%
	Automobile — 2.6%
5,631	Toyota Motor Corp.	$589,115
	Hotels, restaurants & leisure — 16.1%
16,645	Cheesecake Factory, Inc.(a)	622,357
21,877	Las Vegas Sands Corp.(a)	863,485
129,888	Shangri-La Asia Ltd.	216,937
15,521	Station Casinos, Inc.	1,052,324
16,852	Wynn Resorts Ltd.(a)	924,332
		3,679,435
	Household durables — 2.8%
18,039	Toll Brothers, Inc.(a)	624,871
	Media — 2.0%
5,093	Getty Images, Inc.(a)	454,652
		5,348,073
	Consumer staples — 1.5%
	Food products — 1.5%
9,017	Dean Foods Co.(a)	339,580
	Financials — 29.8%
	Capital markets — 10.0%
11,719	Crystal River Capital, Inc.(a)(b)(c)	292,975
18,049	Investors Financial Services Corp.	664,745
10,946	Jefferies Group, Inc.	492,351
8,634	UBS AG, Registered Shares	821,973
		2,272,044
	Commercial banks — 3.0%
38,107	UCBH Holdings, Inc.	681,353
	Diversified financial services — 3.5%
2,202	Chicago Mercantile Exchange	809,213
	Insurance — 2.9%
5,568	Progressive Corp.	650,231
	Real estate — 8.2%
40,140	Government Properties Trust, Inc., REIT	374,506
28,169	KKR Financial Corp., REIT	675,775
5,301	Redwood Trust, Inc., REIT	218,719
9,101	St. Joe Co.	611,769
		1,880,769
	Thrifts & mortgage finance — 2.2%
7,621	Golden West Financial Corp.	502,986
		6,796,596

Shares		Value
	Health care — 15.7%
	Biotechnology — 11.2%
31,627	Amylin Pharmaceuticals, Inc.(a)	$1,262,550
6,670	Genentech, Inc.(a)	616,975
9,585	Genzyme Corp.(a)	678,426
		2,557,951
	Health care providers & services — 3.0%
11,106	UnitedHealth Group, Inc.	690,127
	Pharmaceuticals — 1.5%
2,196	Roche Holding AG, Genusshein	329,722
		3,577,800
	Industrials — 16.8%
	Aerospace & defense — 3.0%
13,209	Precision Castparts Corp.	684,358
	Air freight & logistics — 4.3%
5,009	Expeditors International of Washington, Inc.	338,157
6,349	FedEx Corp.	656,423
		994,580
	Machinery — 4.0%
9,814	Caterpillar, Inc.	566,955
3,815	Cummins, Inc.	342,320
		909,275
	Road & rail — 5.5%
14,278	Burlington Northern Santa Fe Corp.	1,011,168
6,345	Genesee & Wyoming, Inc., Class A(a)	238,255
		1,249,423
		3,837,636
	Information technology — 12.7%
	Communications equipment — 5.9%
30,147	Motorola, Inc.	681,021
12,750	QUALCOMM, Inc.	549,270
25,846	Sycamore Networks, Inc.(a)	111,654
		1,341,945
	Computers & peripheral — 4.1%
13,088	Apple Computer, Inc.(a)	940,896
	Internet software & services — 2.7%
1,496	Google, Inc., Class A(a)	620,631
		2,903,472
	Total common stocks (Cost of $18,594,701)	22,803,157
	Investment company — 1.7%
375,722	SSgA Prime Money Market Fund	375,722
	Total investment company (Cost of $375,722)	375,722

See Accompanying Notes to Financial Statements.

Nations Funds

Nations Separate Account Trust — Marsico 21st Century Portfolio

Investment portfolio (continued)  December 31, 2005

		Value
Total Investments (Cost of $18,970,423)(d)	101.7%	$23,178,879
Other assets & liabilities, net	(1.7)%	(382,901)
Net assets	100.0%	$22,795,978

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the value of this security, which is not illiquid, represents 1.3% of net assets.

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(d)  Cost for federal income tax purposes is $19,001,331.

At December 31, 2005, the portfolio held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	29.8%
Consumer discretionary	23.5
Industrials	16.8
Health care	15.7
Information technology	12.7
Consumer staples	1.5
Investment company	1.7
Other assets & liabilities, net	(1.7)
100.0%

Acronym	Name
REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

Nations Funds

Nations Separate Account Trust — Marsico Growth Portfolio

Investment portfolio  December 31, 2005

Shares		Value
	Common stocks — 99.9%
	Consumer discretionary — 20.7%
	Automobiles — 0.1%
2,000	Toyota Motor Corp., ADR	$209,240
	Hotels, restaurants & leisure — 7.9%
24,309	Four Seasons Hotels, Inc.	1,209,373
96,422	MGM Mirage(a)	3,535,795
81,366	Starbucks Corp.(a)	2,441,794
10,298	Station Casinos, Inc.	698,204
40,205	Wynn Resorts Ltd.(a)	2,205,244
73,378	Yum! Brands, Inc.	3,439,960
		13,530,370
	Household durables — 4.4%
35,748	KB Home	2,597,450
45,582	Lennar Corp., Class A	2,781,414
23,338	M.D.C. Holdings, Inc.	1,446,489
22,808	Toll Brothers, Inc.(a)	790,069
		7,615,422
	Multiline retail — 2.8%
86,599	Target Corp.	4,760,347
	Specialty retail — 5.5%
60,008	Home Depot, Inc.	2,429,124
106,565	Lowe's Companies, Inc.	7,103,623
		9,532,747
		35,648,126
	Consumer staples — 6.2%
	Beverages — 0.7%
19,894	PepsiCo, Inc.	1,175,337
	Food & staples retailing — 2.0%
69,829	CVS Corp.	1,844,882
34,680	Walgreen Co.	1,534,937
		3,379,819
	Household products — 3.5%
105,276	Procter & Gamble Co.	6,093,375
		10,648,531
	Energy — 1.1%
	Energy equipment & services — 1.1%
31,443	Halliburton Co.	1,948,208
	Financials — 16.8%
	Capital markets — 6.8%
14,834	Goldman Sachs Group, Inc.	1,894,450
41,425	Lehman Brothers Holdings, Inc.	5,309,442
47,699	UBS AG, Registered Shares	4,538,560
		11,742,452
	Commercial banks — 0.4%
34,113	UCBH Holdings, Inc.	609,941

Shares		Value
	Consumer finance — 3.1%
96,748	SLM Corp.	$5,329,847
	Diversified financial services — 2.4%
11,247	Chicago Mercantile Exchange	4,133,160
	Insurance — 1.1%
16,055	Progressive Corp.	1,874,903
	Real estate — 0.8%
21,110	St. Joe Co.	1,419,014
	Thrifts & mortgage finance — 2.2%
110,672	Countrywide Financial Corp.	3,783,876
		28,893,193
	Health care — 26.0%
	Biotechnology — 11.9%
59,163	Amgen, Inc.(a)	4,665,594
34,316	Amylin Pharmaceuticals, Inc.(a)	1,369,895
139,408	Genentech, Inc.(a)	12,895,240
21,957	Genzyme Corp.(a)	1,554,116
		20,484,845
	Health care equipment & supplies — 4.5%
69,295	Medtronic, Inc.	3,989,313
56,012	Zimmer Holdings, Inc.(a)	3,777,449
		7,766,762
	Health care providers & services — 9.6%
41,174	Quest Diagnostics, Inc.	2,119,638
231,195	UnitedHealth Group, Inc.	14,366,457
		16,486,095
		44,737,702
	Industrials — 16.5%
	Aerospace & defense — 3.3%
29,616	General Dynamics Corp.	3,377,705
37,498	Lockheed Martin Corp.	2,385,997
		5,763,702
	Air freight & logistics — 4.0%
67,081	FedEx Corp.	6,935,505
	Industrial conglomerates — 3.0%
146,238	General Electric Co.	5,125,642
	Machinery — 3.3%
97,444	Caterpillar, Inc.	5,629,340
	Road & rail — 2.9%
40,067	Burlington Northern Santa Fe Corp.	2,837,545
26,494	Union Pacific Corp.	2,133,032
		4,970,577
		28,424,766

See Accompanying Notes to Financial Statements.

Nations Funds

Nations Separate Account Trust — Marsico Growth Portfolio

Investment portfolio (continued)  December 31, 2005

Shares		Value
	Information technology — 12.4%
	Communications equipment — 5.5%
206,098	Motorola, Inc.	$4,655,754
112,301	QUALCOMM, Inc.	4,837,927
		9,493,681
	Computers & peripherals — 4.0%
95,866	Apple Computer, Inc.(a)	6,891,807
4,500	Seagate Technology, Inc., Escrow Shares(a)(b)	45
		6,891,852
	Internet software & services — 2.9%
12,027	Google, Inc., Class A(a)	4,989,521
		21,375,054
	Telecommunication services — 0.2%
	Wireless telecommunication services — 0.2%
15,326	America Movil SA de CV, ADR	448,439
	Total common stocks (Cost of $122,710,910)	172,124,019
	Investment company — 0.1%
183,199	SSgA Prime Money Market Fund	183,199
	Total investment company (Cost of $183,199)	183,199

Total investments (Cost of $122,894,109)(c)	100.0%	172,307,218
Other assets & liabilities, net	0.0%	(80,627)
Net assets	100.0%	$172,226,591

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c)  Cost for federal income tax purposes is $123,252,602.

At December 31, 2005, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Health care	26.0%
Consumer discretionary	20.7
Financials	16.8
Industrials	16.5
Information technology	12.4
Consumer staples	6.2
Energy	1.1
Telecommunication services	0.2
Investment company	0.1
Other assets & liabilities, net	(0.0)
100.0%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Nations Funds

Nations Separate Account Trust — Marsico MidCap Growth Portfolio

Investment portfolio  December 31, 2005

Shares		Value
	Common stocks — 93.6%
	Consumer discretionary — 29.7%
	Hotels, restaurants & leisure — 19.5%
64,028	Las Vegas Sands Corp.(a)	$2,527,185
41,946	MGM Mirage(a)	1,538,160
430,000	Shangri-La Asia Ltd.	718,178
48,327	Station Casinos, Inc.	3,276,571
67,788	The Cheesecake Factory, Inc.(a)	2,534,593
34,120	Wynn Resorts Ltd.(a)	1,871,482
		12,466,169
	Household durables — 3.0%
54,974	Toll Brothers, Inc.(a)	1,904,299
	Media — 2.5%
18,050	Getty Images, Inc.(a)	1,611,324
	Multiline retail — 2.8%
47,882	Nordstrom, Inc.	1,790,787
	Textiles, apparel & luxury goods — 1.9%
37,645	Coach, Inc.(a)	1,255,084
		19,027,663
	Consumer staples — 3.0%
	Food products — 3.0%
51,239	Dean Foods Co.(a)	1,929,661
	Financials — 22.3%
	Capital markets — 7.5%
36,316	Crystal River Capital(a)(b)(c)	907,900
50,795	Investors Financial Services Corp.	1,870,780
45,226	Jefferies Group, Inc.	2,034,265
		4,812,945
	Commercial banks — 4.1%
27,858	ICICI Bank Ltd., ADR	802,310
101,863	UCBH Holdings, Inc.	1,821,311
		2,623,621
	Diversified financial services — 3.6%
6,197	Chicago Mercantile Exchange	2,277,336
	Real estate — 7.1%
61,030	Government Properties Trust, Inc., REIT	569,410
70,310	KKR Financial Corp.	1,686,737
7,173	Redwood Trust, Inc.	295,958
29,467	St. Joe Co.	1,980,771
		4,532,876
		14,246,778

Shares		Value
	Health care — 15.6%
	Biotechnology — 8.8%
93,408	Amylin Pharmaceuticals, Inc.(a)	$3,728,847
26,774	Genzyme Corp.(a)	1,895,064
		5,623,911
	Health care equipment & supplies — 1.0%
15,597	Kyphon, Inc.(a)	636,826
	Health care providers & services — 5.8%
33,587	Humana, Inc.(a)	1,824,781
30,331	UnitedHealth Group, Inc.	1,884,781
		3,709,562
		9,970,299
	Industrials — 11.6%
	Aerospace & defense — 5.7%
7,988	Alliant Techsystems, Inc.(a)	608,446
35,996	Hexcel Corp.(a)	649,728
45,470	Precision Castparts Corp.	2,355,801
		3,613,975
	Air freight & logistics — 2.4%
23,165	Expeditors International of Washington, Inc.	1,563,869
	Machinery — 2.5%
17,590	Cummins, Inc.	1,578,351
	Road & rail — 1.0%
17,697	Genesee & Wyoming, Inc., Class A(a)	664,522
		7,420,717
	Information technology — 10.1%
	Communications equipment — 4.2%
36,020	Juniper Networks, Inc.(a)	803,246
36,880	QUALCOMM, Inc.	1,588,790
67,153	Sycamore Networks, Inc.(a)	290,101
		2,682,137
	Internet software & services — 2.9%
4,397	Google, Inc., Class A(a)	1,824,140
	Semiconductors & semiconductor equipment — 3.0%
41,396	Broadcom Corp., Class A(a)	1,951,821
		6,458,098
	Telecommunication services — 1.3%
	Diversified telecommunication services — 0.5%
102,780	Level 3 Communications, Inc.(a)	294,979
	Wireless telecommunication services — 0.8%
13,688	Leap Wireless International, Inc.(a)	518,501
		813,480
	Total common stocks (Cost of $52,642,107)	59,866,696

See Accompanying Notes to Financial Statements.

Nations Funds

Nations Separate Account Trust — Marsico MidCap Growth Portfolio

Investment portfolio (continued)  December 31, 2005

Shares		Value
	Investment company — 4.2%
2,691,337	SSgA Prime Money Market Fund	$2,691,337
	Total investment company (Cost of $2,691,337)	2,691,337
	Convertible preferred stock — 1.5%
	Financials — 1.5%
	Diversified financial services — 1.5%
24,573	Merrill Lynch & Co., Inc.	957,143
	Total convertible preferred stock (Cost of $836,711)	957,143

Total investments (Cost of $56,170,155)(d)	99.3%	63,515,176
Other assets & liabilities, net	0.7%	440,807
Net assets	100.0%	$63,955,983

  Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the value of this security, which is not illiquid, represents 1.4% of net assets.

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(d)  Cost for federal income tax purposes is $56,300,165.

At December 31, 2005, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Consumer discretionary	29.7%
Financials	22.3
Health care	15.6
Industrials	11.6
Information technology	10.1
Investment company	4.2
Consumer staples	3.0
Convertible preferred stock	1.5
Telecommunication services	1.3
Other assets & liabilities, net	0.7
100.0%

Acronym	Name
ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

Nations Funds

Nations Separate Account Trust — Value Portfolio

Investment portfolio  December 31, 2005

Shares		Value
	Common stocks — 98.8%
	Consumer discretionary — 9.0%
	Auto components — 0.8%
9,100	Johnson Controls, Inc.	$663,481
	Hotels, restaurants & leisure — 3.0%
8,100	Carnival Corp.	433,107
30,184	McDonald's Corp.	1,017,804
17,000	Starwood Hotels & Resorts Worldwide, Inc.	1,085,620
		2,536,531
	Media — 1.4%
49,800	News Corp., Class A	774,390
12,500	Viacom, Inc., Class B	407,500
		1,181,890
	Multiline retail — 2.4%
11,700	Federated Department Stores, Inc.	776,061
21,600	J.C. Penney Co., Inc.	1,200,960
		1,977,021
	Specialty retail — 1.4%
14,000	Office Depot, Inc.(a)	439,600
30,300	Staples, Inc.	688,113
		1,127,713
		7,486,636
	Consumer staples — 6.1%
	Beverages — 2.0%
14,000	Diageo PLC, ADR	816,200
14,118	PepsiCo, Inc.	834,091
		1,650,291
	Food products — 0.9%
20,400	Cadbury Schweppes PLC, ADR	781,116
	Household products — 1.0%
14,000	Kimberly-Clark Corp.	835,100
	Tobacco — 2.2%
24,300	Altria Group, Inc.	1,815,696
		5,082,203
	Energy — 12.8%
	Energy equipment & services — 2.5%
12,400	Halliburton Co.	768,304
3,000	Nabors Industries Ltd.(a)	227,250
6,500	National-Oilwell Varco, Inc.(a)	407,550
6,800	Schlumberger Ltd.	660,620
		2,063,724
	Oil, gas & consumable fuels — 10.3%
18,600	Chevron Corp.	1,055,922
9,400	ConocoPhillips	546,892
5,600	EOG Resources, Inc.	410,872
59,600	Exxon Mobil Corp.	3,347,732
9,934	Marathon Oil Corp.	605,676
5,800	Murphy Oil Corp.	313,142
15,000	Occidental Petroleum Corp.	1,198,200
46,600	Williams Companies, Inc.	1,079,722
		8,558,158
		10,621,882

Shares		Value
	Financials — 34.5%
	Capital markets — 6.6%
30,100	Bank of New York Co., Inc.	$958,685
2,100	Deutsche Bank AG	203,427
6,300	Goldman Sachs Group, Inc.	804,573
3,700	Lehman Brothers Holdings, Inc.	474,229
27,925	Merrill Lynch & Co., Inc.	1,891,360
11,600	Morgan Stanley	658,184
10,700	Nuveen Investments, Class A	456,034
		5,446,492
	Commercial banks — 11.7%
21,200	Marshall & Ilsley Corp.	912,448
38,100	Mitsubishi UFJ Financial Group, Inc., ADR	521,589
31,800	North Fork Bancorporation, Inc.	870,048
14,500	PNC Financial Services Group, Inc.	896,535
5,200	SunTrust Banks, Inc.	378,352
57,837	U.S. Bancorp	1,728,748
9,500	UnionBanCal Corp.	652,840
33,676	Wachovia Corp.	1,780,114
31,500	Wells Fargo & Co.	1,979,145
		9,719,819
	Diversified financial services — 3.1%
9,900	CIT Group, Inc.	512,622
43,000	Citigroup, Inc.	2,086,790
		2,599,412
	Insurance — 8.6%
13,100	Ace Ltd.	700,064
15,200	Allstate Corp.	821,864
11,100	Ambac Financial Group, Inc.	855,366
18,700	American International Group, Inc.	1,275,901
24,300	Genworth Financial, Inc., Class A	840,294
10,000	Hartford Financial Services Group, Inc.	858,900
19,062	St. Paul Travelers Companies, Inc.	851,500
20,900	UnumProvident Corp.	475,475
6,367	XL Capital Ltd., Class A	429,008
		7,108,372
	Real estate — 3.3%
17,900	Archstone-Smith Trust, REIT	749,831
17,300	Equity Office Properties Trust, REIT	524,709
39,700	Host Marriott Corp., REIT	752,315
8,100	Kimco Realty Corp., REIT	259,848
10,000	ProLogis Trust, REIT	467,200
		2,753,903
	Thrifts & mortgage finance — 1.2%
14,500	Golden West Financial Corp.	957,000
		28,584,998
	Health care — 7.6%
	Health care equipment & supplies — 0.9%
18,600	Baxter International, Inc.	700,290

See Accompanying Notes to Financial Statements.

Nations Funds

Nations Separate Account Trust — Value Portfolio

Investment portfolio (continued)  December 31, 2005

Shares		Value
	Health care providers & services — 1.9%
7,300	Aetna, Inc.	$688,463
8,000	CIGNA Corp.	893,600
		1,582,063
	Pharmaceuticals — 4.8%
17,400	AstraZeneca PLC, ADR	845,640
9,300	GlaxoSmithKline PLC, ADR	469,464
15,400	Novartis AG, ADR	808,192
45,340	Pfizer, Inc.	1,057,329
19,000	Sanofi-Aventis	834,100
		4,014,725
		6,297,078
	Industrials — 9.9%
	Aerospace & defense — 4.0%
5,300	General Dynamics Corp.	604,465
20,300	Goodrich Corp.	834,330
17,000	Honeywell International, Inc.	633,250
22,550	United Technologies Corp.	1,260,770
		3,332,815
	Building products — 0.8%
15,700	American Standard Companies, Inc.	627,215
	Industrial conglomerates — 0.9%
21,700	General Electric Co.	760,585
	Machinery — 2.7%
19,100	Caterpillar, Inc.	1,103,407
5,600	Eaton Corp.	375,704
17,800	Ingersoll-Rand Co., Ltd., Class A	718,586
		2,197,697
	Road & rail — 1.5%
11,300	Burlington Northern Santa Fe Corp.	800,266
5,500	Union Pacific Corp.	442,805
		1,243,071
		8,161,383
	Information technology — 4.5%
	Communications equipment — 0.5%
18,500	Motorola, Inc.	417,915
	Computers & peripherals — 2.2%
4,900	Dell, Inc.(a)	146,951
31,900	Hewlett-Packard Co.	913,297
9,800	International Business Machines Corp.	805,560
		1,865,808
	Electronic equipment & instruments — 0.5%
11,800	Agilent Technologies, Inc.(a)	392,822

Shares		Value
	Semiconductors & semiconductor equipment — 1.3%
22,600	Fairchild Semiconductor International, Inc.(a)	$382,166
7,600	Intel Corp.	189,696
49,000	Taiwan Semiconductor Manufacturing Co., Ltd., ADR(a)	485,590
		1,057,452
		3,733,997
	Materials — 5.0%
	Chemicals — 2.5%
14,100	Dow Chemical Co.	617,862
11,400	E.I. du Pont de Nemours & Co.	484,500
5,600	PPG Industries, Inc.	324,240
12,400	Rohm and Haas Co.	600,408
		2,027,010
	Containers & packaging — 0.5%
21,800	Crown Holdings, Inc.(a)	425,754
	Metals & mining — 2.0%
10,400	Freeport-McMoRan Copper & Gold, Inc., Class B	559,520
7,200	Nucor Corp.	480,384
1,100	Rio Tinto PLC	201,069
8,800	United States Steel Corp.	423,016
		1,663,989
		4,116,753
	Telecommunication services — 3.2%
	Diversified telecommunication services — 3.2%
41,099	AT&T, Inc.	1,006,515
24,400	BellSouth Corp.	661,240
33,100	Verizon Communications, Inc.	996,972
		2,664,727
	Utilities — 6.2%
	Electric utilities — 4.3%
18,200	Edison International	793,702
13,800	Entergy Corp.	947,370
25,200	Exelon Corp.	1,339,128
11,500	FPL Group, Inc.	477,940
		3,558,140
	Independent power producers & energy traders — 0.4%
12,500	Duke Energy Corp.	343,125
	Multi-utilities — 1.5%
5,400	Dominion Resources, Inc.	416,880
22,800	PG&E Corp.	846,336
		1,263,216
		5,164,481
	Total common stocks (Cost of $67,745,662)	81,914,138

See Accompanying Notes to Financial Statements.

Nations Funds

Nations Separate Account Trust — Value Portfolio

Investment portfolio (continued)  December 31, 2005

Shares		Value
	Convertible preferred stocks — 0.9%
	Financials — 0.9%
	Insurance — 0.9%
8,200	Genworth Financial, Inc.	$312,092
16,619	XL Capital Ltd.(a)	423,120
		735,212
	Total convertible preferred stocks (Cost of $632,368)	735,212

Par
	Short-term obligation — 0.8%
$648,000	Repurchase agreement with State Street Bank & Trust Co., dated 12/30/05, due 01/03/06 at 4.080%, collateralized by a U.S. Treasury Bond maturing 04/16/07, market value of $662,885 (repurchase proceeds $648,294)		648,000
	Total short-term obligation (Cost of $648,000)		648,000
	Total investments (Cost of $69,026,030)(b)	100.5%	83,297,350
	Other assets & liabilities, net	(0.5)%	(373,864)
	Net assets	100.0%	$82,923,486

  Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $69,101,684.

At December 31, 2005, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	34.5%
Energy	12.8
Industrials	9.9
Consumer discretionary	9.0
Health care	7.6
Utilities	6.2
Consumer staples	6.1
Materials	5.0
Information technology	4.5
Telecommunication services	3.2
Convertible preferred stocks	0.9
Short-term obligation	0.8
Other assets & liabilities, net	(0.5)
100.0%

Acronym	Name
ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

Nations Funds

Nations Separate Account Trust — Asset Allocation Portfolio

Investment portfolio  December 31, 2005

Shares		Value
	Common stocks — 64.5%
	Consumer discretionary — 7.5%
	Automobiles — 0.0%
200	Harley-Davidson, Inc.	$10,298
	Diversified consumer services — 0.4%
200	Apollo Group, Inc., Class A(a)	12,092
100	Career Education Corp.	3,372
2,000	H&R Block, Inc.	49,100
600	Weight Watchers International, Inc.(a)	29,658
		94,222
	Hotels, restaurants & leisure — 0.6%
700	Brinker International, Inc.(a)	27,062
200	Choice Hotels International, Inc.	8,352
700	Darden Restaurants, Inc.	27,216
500	GTECH Holdings Corp.	15,870
100	Panera Bread Co.(a)	6,568
900	Yum! Brands, Inc.	42,192
		127,260
	Household durables — 0.8%
500	Lennar Corp., Class A	30,510
100	NVR, Inc.(a)	70,200
700	Pulte Homes, Inc.	27,552
1,400	Toll Brothers, Inc.(a)	48,496
		176,758
	Leisure equipment & products — 0.3%
3,800	Marvel Entertainment, Inc.(a)	62,244
	Media — 1.7%
1,200	Clear Channel Communications, Inc.	37,740
400	Comcast Corp., Class A(a)	10,384
200	DIRECTV Group, Inc.	2,824
1,500	EchoStar Communications Corp., Class A(a)	40,755
100	John Wiley & Sons, Inc., Class A	3,904
400	Liberty Media Corp., Class A(a)	3,148
150	Live Nation(b)	1,965
500	McGraw-Hill Companies, Inc.	25,815
6,000	Time Warner, Inc.	104,640
2,200	Viacom, Inc., Class B	71,720
1,800	Walt Disney Co.	43,146
		346,041
	Multiline retail — 0.6%
100	Federated Department Stores, Inc.	6,633
1,100	J.C. Penney Co., Inc.	61,160
700	Nordstrom, Inc.	26,180
400	Target Corp.	21,988
		115,961
	Specialty retail — 2.9%
100	American Eagle Outfitters, Inc.	2,298
3,500	Autonation, Inc.(a)	76,055

Shares		Value
	Specialty retail — (continued)
600	AutoZone, Inc.(a)	$55,050
1,100	Barnes & Noble, Inc.	46,937
400	Bed Bath & Beyond, Inc.(a)	14,460
100	Best Buy Co., Inc.	4,348
2,600	Gap, Inc.	45,864
2,600	Home Depot, Inc.	105,248
2,600	Limited Brands, Inc.	58,110
800	Sherwin-Williams Co.	36,336
3,600	Staples, Inc.	81,756
3,000	TJX Companies, Inc.	69,690
		596,152
	Textiles, apparel & luxury goods — 0.2%
600	Coach, Inc.	20,004
200	NIKE, Inc., Class B	17,358
		37,362
		1,566,298
	Consumer staples — 5.7%
	Beverages — 1.6%
4,000	Coca-Cola Co.	161,240
900	Diageo PLC, ADR	52,470
1,200	Pepsi Bottling Group, Inc.	34,332
1,600	PepsiCo, Inc.	94,528
		342,570
	Food & staples retailing — 1.0%
400	Albertson's, Inc.	8,540
1,400	Kroger Co.	26,432
800	SUPERVALU, Inc.	25,984
300	Sysco Corp.	9,315
2,800	Wal-Mart Stores, Inc.	131,040
100	Walgreen Co.	4,426
		205,737
	Food products — 0.5%
200	Archer-Daniels-Midland Co.	4,932
1,600	Pilgrim's Pride Corp.	53,056
300	Sara Lee Corp.	5,670
2,500	Tyson Foods, Inc., Class A	42,750
		106,408
	Household products — 1.2%
100	Clorox Co.	5,689
4,200	Procter & Gamble Co.	243,096
		248,785
	Personal products — 0.1%
100	Avon Products, Inc.	2,855
500	Estee Lauder Companies, Inc., Class A	16,740
		19,595
	Tobacco — 1.3%
1,900	Altria Group, Inc.	141,968
1,300	Reynolds American, Inc.	123,929
		265,897
		1,188,992

See Accompanying Notes to Financial Statements.

Nations Funds

Nations Separate Account Trust — Asset Allocation Portfolio

Investment portfolio (continued)  December 31, 2005

Shares		Value
	Energy — 5.5%
	Energy equipment & services — 0.0%
100	Patterson-UTI Energy, Inc.	$3,295
	Oil, gas & consumable fuels — 5.5%
200	Amerada Hess Corp.	25,364
900	Anadarko Petroleum Corp.	85,275
1,000	Apache Corp.	68,520
200	Burlington Resources, Inc.	17,240
2,900	Chevron Corp.	164,633
2,600	ConocoPhillips	151,268
7,000	Exxon Mobil Corp.	393,190
800	Marathon Oil Corp.	48,776
500	Occidental Petroleum Corp.	39,940
1,000	Sunoco, Inc.	78,380
1,600	Valero Energy Corp.	82,560
		1,155,146
		1,158,441
	Financials — 13.9%
	Capital markets — 3.4%
100	Bank of New York Co., Inc.	3,185
100	Bear Stearns Companies, Inc.	11,553
2,800	Charles Schwab Corp.	41,076
1,100	Goldman Sachs Group, Inc.	140,481
1,100	Lehman Brothers Holdings, Inc.	140,987
1,600	Mellon Financial Corp.	54,800
1,900	Merrill Lynch & Co., Inc.	128,687
1,600	Morgan Stanley	90,784
1,500	State Street Corp.	83,160
100	T. Rowe Price Group, Inc.	7,203
		701,916
	Commercial banks — 2.2%
1,200	Comerica, Inc.	68,112
300	Marshall & Ilsley Corp.	12,912
900	Popular, Inc.	19,035
3,800	U.S. Bancorp	113,582
1,500	Wachovia Corp.	79,290
1,600	Wells Fargo & Co.	100,528
900	Zions Bancorporation	68,004
		461,463
	Consumer finance — 0.2%
500	American Express Co.	25,730
200	Capital One Financial Corp.	17,280
100	SLM Corp.	5,509
		48,519
	Diversified financial services — 2.3%
100	Ameriprise Financial, Inc.	4,100
6,300	Citigroup, Inc.	305,739
2,800	JPMorgan Chase & Co.	111,132
1,300	Principal Financial Group, Inc.	61,659
		482,630
	Insurance — 4.3%
1,800	Allstate Corp.	97,326
700	Ambac Financial Group, Inc.	53,942
2,800	American International Group, Inc.	191,044

Shares		Value
	Insurance — (continued)
1,200	Endurance Specialty Holdings Ltd.	$43,020
500	Fidelity National Financial, Inc.	18,395
100	Fidelity National Title, Class A	2,435
1,200	Hartford Financial Services Group, Inc.	103,068
1,300	Lincoln National Corp.	68,939
600	MBIA, Inc.	36,096
1,500	MetLife, Inc.	73,500
400	Progressive Corp.	46,712
1,400	Prudential Financial, Inc.	102,466
400	SAFECO Corp.	22,600
700	St. Paul Travelers Companies, Inc.	31,269
100	Transatlantic Holdings, Inc.	6,720
		897,532
	Real estate — 0.2%
100	Apartment Investment & Management Co., Class A, REIT	3,787
100	Boston Properties, Inc., REIT(a)	7,413
200	CB Richard Ellis Group, Inc., Class A(a)	11,770
100	Equity Office Properties Trust, REIT	3,033
100	Forest City Enterprises – Class A REIT	3,793
300	General Growth Properties, Inc., REIT	14,097
		43,893
	Thrifts & mortgage finance — 1.3%
400	Countrywide Financial Corp.	13,676
1,300	Fannie Mae	63,453
900	Freddie Mac	58,815
100	IndyMac Mortgage, Inc.	3,902
600	MGIC Investment Corp.	39,492
1,400	PMI Group, Inc.	57,498
500	Washington Mutual, Inc.	21,750
		258,586
		2,894,539
	Health care — 8.7%
	Biotechnology — 1.4%
2,100	Amgen, Inc.(a)	165,606
1,500	Gilead Sciences, Inc.(a)	78,945
900	Techne Corp.(a)	50,535
		295,086
	Health care equipment & supplies — 1.3%
200	Biomet, Inc.	7,314
5,300	Boston Scientific Corp.	129,797
600	Kinetic Concepts, Inc.	23,856
1,500	Medtronic, Inc.	86,355
1,000	PerkinElmer, Inc.	23,560
		270,882
	Health care providers & services — 2.5%
900	Aetna, Inc.	84,879
200	AmerisourceBergen Corp.	8,280
700	Cardinal Health, Inc.	48,125
400	Caremark Rx, Inc.(a)	20,716

See Accompanying Notes to Financial Statements.

Nations Funds

Nations Separate Account Trust — Asset Allocation Portfolio

Investment portfolio (continued)  December 31, 2005

Shares		Value
	Health care providers & services — (continued)
800	CIGNA Corp.	$89,360
300	Health Net, Inc.(a)	15,465
2,000	McKesson Corp.	103,180
300	Quest Diagnostics, Inc.	15,444
400	Triad Hospitals, Inc.(a)	15,692
1,900	UnitedHealth Group, Inc.	118,066
		519,207
	Pharmaceuticals — 3.5%
1,700	Abbott Laboratories	67,031
100	Allergan, Inc.	10,796
300	Eli Lilly & Co.	16,977
2,000	Endo Pharmaceuticals Holdings, Inc.(a)	60,520
600	Forest Laboratories, Inc.(a)	24,408
3,600	Johnson & Johnson	216,360
300	King Pharmaceuticals, Inc.(a)	5,076
1,800	Merck & Co., Inc.	57,258
10,300	Pfizer, Inc.	240,196
700	Wyeth	32,249
		730,871
		1,816,046
	Industrials — 6.8%
	Aerospace & defense — 1.4%
1,100	Boeing Co.	77,264
1,400	Lockheed Martin Corp.	89,082
900	Northrop Grumman Corp.	54,099
100	Precision Castparts Corp.	5,181
500	Raytheon Co.	20,075
900	United Technologies Corp.	50,319
		296,020
	Air freight & logistics — 1.0%
1,900	C.H. Robinson Worldwide, Inc.	70,357
800	FedEx Corp.	82,712
800	United Parcel Service, Inc., Class B	60,120
		213,189
	Airlines — 0.1%
600	Southwest Airlines Co.	9,858
	Building products — 0.1%
500	American Standard Companies, Inc.	19,975
	Commercial services & supplies — 1.0%
6,000	Cendant Corp.	103,500
600	Herman Miller, Inc.	16,914
300	Robert Half International, Inc.	11,367
2,400	ServiceMaster Co.	28,680
1,500	Waste Management, Inc.	45,525
		205,986
	Industrial conglomerates — 1.8%
1,100	3M Co.	85,250
8,500	General Electric Co.	297,925
		383,175

Shares		Value
	Machinery — 0.6%
100	Cummins, Inc.	$8,973
900	Danaher Corp.	50,202
500	Illinois Tool Works, Inc.	43,995
400	Pentair, Inc.	13,808
		116,978
	Road & rail — 0.1%
100	J.B. Hunt Transport Services, Inc.	2,264
400	Norfolk Southern Corp.	17,932
		20,196
	Trading companies & distributors — 0.3%
900	MSC Industrial Direct Co., Inc., Class A	36,198
500	W.W. Grainger, Inc.	35,550
		71,748
	Transportation — 0.4%
1,600	Laidlaw International, Inc.	37,168
1,200	YRC Worldwide, Inc.	53,532
		90,700
		1,427,825
	Information technology — 10.1%
	Communications equipment — 1.7%
11,600	Cisco Systems, Inc.(a)	198,592
5,200	Motorola, Inc.	117,468
1,100	QUALCOMM, Inc.	47,388
		363,448
	Computers & peripherals — 2.1%
600	Apple Computer, Inc.(a)	43,134
5,100	Dell, Inc.(a)	152,949
3,300	Hewlett-Packard Co.	94,479
1,500	International Business Machines Corp.	123,300
900	Western Digital Corp.(a)	16,749
		430,611
	Electronic equipment & instruments — 0.2%
1,100	Amphenol Corp., Class A	48,686
100	Flextronics International Ltd.(a)	1,044
		49,730
	IT services — 0.8%
1,100	Accenture Ltd., Class A	31,757
800	Computer Sciences Corp.(a)	40,512
1,100	Fiserv, Inc.	47,597
900	Global Payments, Inc.	41,949
		161,815
	Semiconductors & semiconductor equipment — 2.7%
13,000	Intel Corp.	324,480
1,500	Lam Research Corp.(a)	53,520
700	Linear Technology Corp.	25,249
600	MEMC Electronic Materials, Inc.(a)	13,302
1,400	National Semiconductor Corp.	36,372
3,100	Texas Instruments, Inc.	99,417
		552,340

See Accompanying Notes to Financial Statements.

Nations Funds

Nations Separate Account Trust — Asset Allocation Portfolio

Investment portfolio (continued)  December 31, 2005

Shares		Value
	Software — 2.6%
1,000	Autodesk, Inc.(a)	$42,950
1,200	Citrix Systems, Inc.(a)	34,536
1,100	Intuit, Inc.(a)	58,630
8,900	Microsoft Corp.	232,735
8,300	Oracle Corp.(a)	101,343
1,600	Reynolds & Reynolds Co., Class A	44,912
1,900	Symantec Corp.(a)	33,250
		548,356
		2,106,300
	Materials — 2.1%
	Chemicals — 0.7%
100	Celanese Corp., Series A	1,912
1,200	Dow Chemical Co.	52,584
400	Eastman Chemical Co.	20,636
100	International Flavors & Fragrances, Inc.	3,350
1,000	PPG Industries, Inc.	57,900
		136,382
	Construction materials — 0.2%
600	Martin Marietta Materials, Inc.	46,032
	Containers & packaging — 0.4%
1,000	Ball Corp.	39,720
1,900	Owens-Illinois, Inc.	39,976
		79,696
	Metals & mining — 0.6%
400	Freeport-McMoRan Copper & Gold, Inc., Class B	21,520
1,500	Nucor Corp.	100,080
100	Phelps Dodge Corp.	14,387
		135,987
	Paper & forest products — 0.2%
1,200	MeadWestvaco Corp.	33,636
		431,733
	Telecommunication services — 1.9%
	Diversified telecommunication services — 1.1%
3,400	AT&T, Inc.	83,278
600	BellSouth Corp.	16,260
100	Citizens Communications Co.	1,223
100	MCI, Inc.	1,973
3,900	Verizon Communications, Inc.	117,468
		220,202
	Wireless telecommunication services — 0.8%
1,400	Crown Castle International Corp.(a)	37,674
600	NII Holdings, Inc.(a)	26,208
4,500	Sprint Nextel Corp.	105,120
		169,002
		389,204
	Utilities — 2.3%
	Electric utilities — 0.9%
2,000	American Electric Power Co., Inc.	74,180

Shares		Value
	Electric utilities — (continued)
300	Entergy Corp.	$20,595
1,700	FirstEnergy Corp.	83,283
100	Pepco Holdings, Inc.	2,237
200	PPL Corp.	5,880
		186,175
	Gas utilities — 0.2%
500	Energen Corp.	18,160
600	ONEOK, Inc.	15,978
400	UGI Corp.	8,240
		42,378
	Independent power producers & energy traders — 0.5%
100	Constellation Energy Group, Inc.	5,760
200	Duke Energy Corp.	5,490
1,800	TXU Corp.	90,342
		101,592
	Multi-utilities — 0.7%
4,900	CenterPoint Energy, Inc.	62,965
1,400	DTE Energy Co.	60,466
600	PG&E Corp.	22,272
100	Sempra Energy	4,484
		150,187
		480,332
	Total common stocks (Cost of $11,566,479)	13,459,710
Par
	Corporate fixed-income bonds & notes — 9.4%
	Basic materials — 0.3%
	Chemicals — 0.0%
$5,000	Eastman Chemical Co. 6.300% 11/15/18	5,091
	Forest products & paper — 0.2%
18,000	International Paper Co. 4.250% 01/15/09	17,448
12,000	Westvaco Corp. 8.200% 01/15/30	13,961
		31,409
	Metals & mining — 0.1%
25,000	Alcan, Inc. 4.500% 05/15/13	23,801
		60,301
	Communications — 1.0%
	Media — 0.2%
9,000	Comcast Cable Communications, Inc. 7.125% 06/15/13	9,790
5,000	TCI Communications, Inc. 9.875% 06/15/22	6,727

See Accompanying Notes to Financial Statements.

Nations Funds

Nations Separate Account Trust — Asset Allocation Portfolio

Investment portfolio (continued)  December 31, 2005

Par		Value
	Media — (continued)
	Time Warner, Inc.
$17,000	7.625% 04/15/31	$18,859
11,000	9.125% 01/15/13	12,904
		48,280
	Telecommunication services — 0.8%
40,000	AT&T, Inc. 5.100% 09/15/14	39,164
	BellSouth Corp.
12,000	5.000% 10/15/06	12,000
2,000	6.000% 10/15/11	2,080
4,000	British Telecommunications PLC 8.125% 12/15/10	4,560
3,000	Cingular Wireless Services, Inc. 8.125% 05/01/12	3,460
21,000	Deutsche Telekom International Finance BV 5.250% 07/22/13	20,854
1,000	France Telecom SA 7.750% 03/01/11	1,121
3,000	New Cingular Wireless Services, Inc. 8.750% 03/01/31	3,973
	Sprint Capital Corp.
3,000	6.125% 11/15/08	3,084
13,000	8.750% 03/15/32	17,184
16,000	Telefonos de Mexico SA de CV 4.500% 11/19/08	15,720
3,000	Verizon Global Funding Corp. 7.750% 12/01/30	3,569
20,000	Verizon New England, Inc. 6.500% 09/15/11	20,529
19,000	Verizon Pennsylvania, Inc. 5.650% 11/15/11	18,942
		166,240
		214,520
	Consumer cyclical — 0.7%
	Auto manufacturers — 0.2%
20,000	DaimlerChrysler N.A. Holding Corp. 4.050% 06/04/08	19,467
28,000	Ford Motor Co. 7.450% 07/16/31	19,040
		38,507
	Home builders — 0.0%
11,000	Toll Brothers, Inc. 4.950% 03/15/14	10,204
	Housewares — 0.2%
35,000	Newell Rubbermaid, Inc. 4.000% 05/01/10	33,156
	Retail — 0.3%
	Target Corp.
3,000	3.375% 03/01/08	2,915
9,000	5.375% 06/15/09	9,148
10,000	5.875% 03/01/12	10,527

Par		Value
	Retail — (continued)
$50,000	Wal-Mart Stores, Inc. 4.000% 01/15/10	$48,389
		70,979
		152,846
	Consumer non-cyclical — 1.1%
	Beverages — 0.4%
9,000	Anheuser-Busch Companies, Inc. 5.950% 01/15/33	9,608
35,000	Coca-Cola Enterprises, Inc. 5.750% 11/01/08	35,803
35,000	Diageo Capital PLC 3.375% 03/20/08	33,877
		79,288
	Commercial services — 0.0%
2,000	R.R. Donnelley & Sons Co. 4.950% 04/01/14	1,872
	Cosmetics/personal care — 0.0%
4,000	Procter & Gamble Co. 4.750% 06/15/07	4,001
	Food — 0.3%
35,000	General Mills, Inc. 2.625% 10/24/06	34,370
3,000	Kroger Co. 6.800% 04/01/11	3,145
30,000	Safeway, Inc. 4.950% 08/16/10	29,096
		66,611
	Healthcare services — 0.3%
35,000	UnitedHealth Group, Inc. 3.375% 08/15/07	34,190
18,000	WellPoint Health Networks, Inc. 6.375% 06/15/06	18,125
8,000	WellPoint, Inc. 6.375% 01/15/12	8,515
		60,830
	Household products/wares — 0.1%
6,000	Fortune Brands, Inc. 2.875% 12/01/06	5,890
		218,492
	Energy — 0.6%
	Oil & gas — 0.3%
17,000	Conoco Funding Co. 6.350% 10/15/11	18,135
4,000	Devon Energy Corp. 7.950% 04/15/32	5,147
15,000	USX Corp. 6.650% 02/01/06	15,020
22,000	XTO Energy, Inc. 7.500% 04/15/12	24,699
		63,001

See Accompanying Notes to Financial Statements.

Nations Funds

Nations Separate Account Trust — Asset Allocation Portfolio

Investment portfolio (continued)  December 31, 2005

Par		Value
	Pipelines — 0.3%
$35,000	Kinder Morgan Energy Partners LP 7.300% 08/15/33	$39,457
10,000	Teppco Partners LP 7.625% 02/15/12	11,093
		50,550
		113,551
	Financials — 3.9%
	Banks — 0.9%
4,000	HSBC Holdings PLC 7.350% 11/27/32	4,865
8,000	Key Bank National Association 7.000% 02/01/11	8,694
40,000	Marshall & Ilsley Corp. 4.375% 08/01/09	39,408
4,000	Mellon Funding Corp. 4.875% 06/15/07	4,005
19,000	National City Bank 4.625% 05/01/13	18,450
10,000	Scotland International Finance 4.250% 05/23/13(c)	9,533
4,000	SouthTrust Bank, Inc. 4.750% 03/01/13	3,968
19,000	U.S. Bank N.A. 6.375% 08/01/11	20,259
20,000	Union Planters Corp. 4.375% 12/01/10	19,427
14,000	US Bank N.A. 2.850% 11/15/06	13,739
50,000	Wachovia Corp. 4.875% 02/15/14	48,955
		191,303
	Diversified financial services — 2.5%
	American Express Co.
3,000	3.750% 11/20/07	2,941
13,000	4.750% 06/17/09	12,930
18,000	5.500% 09/12/06	18,080
5,000	American General Finance Corp. 2.750% 06/15/08	4,743
13,000	Associates Corp. of North America 6.950% 11/01/18	14,972
24,000	Bear Stearns Companies, Inc. 4.500% 10/28/10	23,361
15,000	Capital One Financial Corp. 5.500% 06/01/15	14,898
	Caterpillar Financial Services Corp.
9,000	2.350% 09/15/06	8,847
12,000	5.950% 05/01/06	12,047
7,000	CIT Group, Inc. 7.375% 04/02/07	7,207
7,000	Citigroup Global Markets Holdings, Inc. 6.500% 02/15/08	7,233
37,000	Citigroup, Inc. 5.000% 09/15/14	36,528

Par		Value
	Diversified financial services — (continued)
$36,000	Countrywide Home Loans, Inc. 5.500% 08/01/06	$36,124
25,000	Credit Suisse First Boston USA, Inc. 4.875% 08/15/10	24,821
	General Electric Capital Corp.
2,000	5.875% 02/15/12	2,085
34,000	6.750% 03/15/32	40,078
35,000	Goldman Sachs Group, Inc. 6.345% 02/15/34	36,537
	HSBC Finance Corp.
11,000	5.875% 02/01/09	11,243
6,000	6.375% 11/27/12	6,388
12,000	7.200% 07/15/06	12,150
50,000	JPMorgan Chase Capital XV 5.875% 03/15/35	49,901
50,000	Lehman Brothers Holdings, Inc. 5.000% 01/14/11	49,996
6,000	MassMutual Global Funding II 2.550% 07/15/08(c)	5,666
	Merrill Lynch & Co., Inc.
9,000	2.070% 06/12/06	8,890
12,000	6.000% 02/17/09	12,376
40,000	Morgan Stanley 4.750% 04/01/14	38,355
17,000	Principal Life Global Funding I 6.250% 02/15/12(c)	18,005
		516,402
	Insurance — 0.0%
2,000	Prudential Financial, Inc. 4.500% 07/15/13	1,917
	Real estate — 0.0%
1,000	ERP Operating LP 5.200% 04/01/13	994
	Real estate investment trust (REIT) — 0.3%
34,000	Health Care Property Investors, Inc. 6.450% 06/25/12	35,531
25,000	Simon Property Group LP 5.750% 12/01/15	25,255
		60,786
	Savings & loans — 0.2%
	Washington Mutual, Inc.
21,000	4.625% 04/01/14	19,897
20,000	5.625% 01/15/07	20,156
		40,053
		811,455
	Industrials — 0.8%
	Aerospace & defense — 0.2%
6,000	Boeing Co. 5.125% 02/15/13	6,054

See Accompanying Notes to Financial Statements.

Nations Funds

Nations Separate Account Trust — Asset Allocation Portfolio

Investment portfolio (continued)  December 31, 2005

Par		Value
	Aerospace & defense — (continued)
$20,000	Lockheed Martin Corp. 8.500% 12/01/29	$27,133
5,000	Raytheon Co. 5.375% 04/01/13	5,069
		38,256
	Environmental control — 0.1%
10,000	Waste Management, Inc. 7.375% 08/01/10	10,866
	Machinery — 0.2%
35,000	John Deere Capital Corp. 4.625% 04/15/09	34,639
	Miscellaneous manufacturing — 0.0%
7,000	General Electric Co. 5.000% 02/01/13	6,990
	Transportation — 0.3%
10,000	Canadian National Railway Co. 6.900% 07/15/28	11,885
35,000	CSX Corp. 6.750% 03/15/11	37,503
25,000	Union Pacific Corp. 3.875% 02/15/09	24,156
		73,544
		164,295
	Technology — 0.3%
	Computers — 0.3%
	International Business Machines Corp.
33,000	4.875% 10/01/06	33,023
35,000	6.220% 08/01/27	38,119
		71,142
	Utilities — 0.7%
	Electric — 0.6%
25,000	CenterPoint Energy Houston 5.750% 01/15/14	25,788
7,000	Consolidated Edison Co. of New York 4.700% 06/15/09	6,975
1,000	Energy East Corp. 6.750% 06/15/12	1,097
25,000	Exelon Generation Co. 6.950% 06/15/11	26,915
7,000	Exelon Generation Co. LLC 5.350% 01/15/14	7,003
9,000	NiSource Finance Corp. 5.400% 07/15/14	9,004
1,000	NY State Electric & Gas Corp. 5.750% 05/01/23	996
5,000	Public Service Electric & Gas Co. 4.000% 11/01/08	4,867
35,000	Scottish Power PLC 5.375% 03/15/15	34,952

Par		Value
	Electric — (continued)
$7,000	Virginia Electric & Power Co. 5.375% 02/01/07	$7,026
		124,623
	Gas — 0.1%
25,000	Sempra Energy 4.750% 05/15/09	24,648
		149,271
	Total corporate fixed-income bonds & notes (Cost of $1,975,629)	1,955,873
	Mortgage-backed securities — 8.9%
	Federal Home Loan Mortgage Corp.
227,825	5.000% 07/01/20	225,575
488,694	5.000% 09/01/20	483,870
243,904	5.500% 08/01/35	241,719
28,473	6.500% 11/01/32	29,232
	Federal National Mortgage Association
715,041	5.000% 10/01/20	707,431
170,183	5.500% 06/01/35	168,552
3,205	6.500% 12/01/31	3,294
6,638	6.500% 05/01/33	6,824
1,744	Government National Mortgage Association 7.000% 06/15/32	1,831
	Total mortgage-backed securities (Cost of $1,887,818)	1,868,328
	Government agencies & obligations — 6.8%
	Foreign government obligations — 0.7%
35,000	Province of Ontario 3.500% 09/17/07	34,349
24,000	Province of Quebec 7.500% 09/15/29	31,872
	Republic of Italy
11,000	2.750% 12/15/06	10,840
39,000	3.750% 12/14/07	38,396
23,000	United Mexican States 7.500% 04/08/33	27,140
		142,597
	U.S. government agencies & obligations — 6.1%
25,000	Federal Home Loan Bank 5.800% 09/02/08	25,627
	Federal Home Loan Mortgage Corp.
19,000	6.625% 09/15/09	20,186
20,000	6.750% 03/15/31	25,069
	U.S. Treasury Bonds
515,000	6.250% 08/15/23	614,983
200,000	7.250% 05/15/16	245,578

See Accompanying Notes to Financial Statements.

Nations Funds

Nations Separate Account Trust — Asset Allocation Portfolio

Investment portfolio (continued)  December 31, 2005

Par		Value
	U.S. government agencies & obligations — (continued)
	U.S. Treasury Notes
$40,000	3.500% 11/15/06	$39,686
206,462	3.875% 01/15/09	216,994
95,000	4.250% 11/15/13	94,095
		1,282,218
	Total government agencies & obligations (Cost of $1,411,647)	1,424,815
	Collateralized mortgage obligations — 4.3%
	Agency — 1.6%
	Federal Home Loan Mortgage Corp.
160,000	4.000% 09/15/15	155,428
180,000	4.500% 03/15/21	175,152
		330,580
	Non-agency — 2.7%
	Countrywide Alternative Loan Trust
99,625	5.250% 03/25/35	97,947
191,086	5.500% 10/25/35	191,558
180,000	Washington Mutual Mortgage Securities Corp. 5.500% 10/25/35	180,326
91,399	Wells Fargo Alternative Loan Trust 5.500% 02/25/35	90,830
		560,661
	Total collateralized mortgage obligations (Cost of $906,457)	891,241
	Asset-backed securities — 3.0%
10,180	American Express Credit Account Master Trust 1.690% 01/15/09	10,041
49,685	AmeriCredit Automobile Receivables Trust 2.070% 08/06/08	49,268
10,468	Bank One Auto Securitization Trust 1.820% 09/20/07	10,419
65,000	BMW Vehicle Owner Trust 3.320% 02/25/09	63,674
53,000	Citibank Credit Card Issuance Trust 2.500% 04/07/08	52,716
34,000	Discover Card Master Trust 5.750% 12/15/08	34,155
	Ford Credit Auto Owner Trust
14,869	2.700% 06/15/07	14,800
155,000	3.540% 11/15/08	151,668
80,000	Honda Auto Receivables Owner Trust 3.060% 10/21/09	78,051
29,657	Household Automotive Trust 2.310% 04/17/08	29,490
67,713	Long Beach Mortgage Loan Trust 4.459% 04/25/35(d)	67,715

Par		Value
	Asset-backed securities — (continued)
$27,000	Nissan Auto Receivables Owner Trust 2.700% 12/17/07	$26,711
37,412	Volkswagen Auto Loan Enhanced Trust 2.270% 10/22/07	37,114
	Total asset-backed securities (Cost of $625,681)	625,822
	Commercial mortgage-backed obligations — 2.0%
	Bear Stearns Commercial Mortgage Securities
32,000	4.680% 08/13/39	31,189
170,000	5.449% 12/11/40	173,592
100,000	Merrill Lynch Mortgage Trust 5.245% 11/12/37	101,187
73,000	Morgan Stanley Capital I 4.970% 12/15/41	72,367
31,681	PNC Mortgage Acceptance Corp. 5.910% 03/12/34	32,120
	Total commercial mortgage-backed obligations (Cost of $407,866)	410,455

	Short-term obligation — 1.2%
251,000	Repurchase agreement with State Street Bank & Trust Co., dated 12/30/05, due 01/03/06 at 4.080%, collateralized by a U.S. Government Agency Obligation maturing 09/01/20, market value of $256,971 (repurchase proceeds $251,114)		251,000
	Total short-term obligation (Cost of $251,000)		251,000
	Total investments (Cost of $19,032,577)(e)	100.1%	20,887,244
	Other assets & liabilities, net	(0.1)%	(19,880)
	Net assets	100.0%	$20,867,364

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security, or a portion thereof, purchased on a delayed delivery basis.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities, which are not illiquid, amounted to $33,204, which represents 0.2% of net assets.

(d)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2005.

(e)  Cost for federal income tax purposes is $19,138,986.

See Accompanying Notes to Financial Statements.

Nations Funds

Nations Separate Account Trust — Asset Allocation Portfolio

Investment portfolio (continued)  December 31, 2005

At December 31, 2005, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Common stocks	64.5%
Corporate fixed-income bonds & notes	9.4
Mortgage-backed securities	8.9
Government agencies & obligations	6.8
Collateralized mortgage obligations	4.3
Asset-backed securities	3.0
Commercial mortgage-backed obligations	2.0
Short-term obligation	1.2
Other assets & liabilities, net	(0.1)
100.0%

Acronym	Name
ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

Nations Funds

Nations Separate Account Trust — High Yield Bond Portfolio

Investment portfolio  December 31, 2005

Par		Value
	Corporate fixed-income bonds & notes — 74.3%
	Basic materials — 6.2%
	Chemicals — 2.2%
	EquiStar Chemicals LP
$250,000	7.550% 02/15/26	$236,875
310,000	10.625% 05/01/11	341,000
	Lyondell Chemical Co.
68,000	9.500% 12/15/08	71,315
410,000	10.500% 06/01/13	464,325
205,000	Millennium America, Inc. 7.625% 11/15/26	198,850
200,000	NOVA Chemicals Corp. 7.561% 11/15/13(a)(b)	204,500
530,000	Terra Capital, Inc. 12.875% 10/15/08	616,125
		2,132,990
	Forest products & paper — 2.7%
160,000	Abitibi-Consolidated, Inc. 8.850% 08/01/30	136,800
	Georgia-Pacific Corp.
130,000	7.250% 06/01/28	115,700
155,000	7.375% 12/01/25	139,500
280,000	7.750% 11/15/29	254,800
445,000	8.000% 01/15/24	426,088
585,000	8.875% 05/15/31	587,925
415,000	Pope and Talbot, Inc. 8.375% 06/01/13	296,725
290,000	Smurfit Capital Funding PLC Ltd. 7.500% 11/20/25	258,100
	Tembec Industries, Inc.
270,000	7.750% 03/15/12	144,450
75,000	8.500% 02/01/11	41,625
310,000	8.625% 06/30/09	176,700
		2,578,413
	Iron/steel — 1.3%
311,000	Algoma Steel, Inc. 11.000% 12/31/09	328,105
300,000	Allegheny Ludlum Corp. 6.950% 12/15/25	293,250
170,000	Allegheny Technologies, Inc. 8.375% 12/15/11	184,025
245,000	UCAR Finance, Inc. 10.250% 02/15/12	259,700
180,000	United States Steel LLC 10.750% 08/01/08	198,450
		1,263,530
		5,974,933
	Communications — 11.6%
	Internet — 0.0%
30,034	Globix Corp. 11.000% 05/01/08 PIK,(f)	27,781
	Media — 4.3%
218,878	CanWest Media, Inc. 8.000% 09/15/12	225,171
120,000	Dex Media East LLC 12.125% 11/15/12	140,400

Par			Value
		Media — (continued)
		Hollinger, Inc.
	$75,000	11.875% 03/01/11(a)	$75,000
	196,000	12.875% 03/01/11(a)	206,780
	325,000	Houghton Mifflin Co. 7.200% 03/15/11	337,187
	110,000	Medianews Group, Inc. 6.875% 10/01/13	105,050
	330,000	Morris Publishing Group LLC 7.000% 08/01/13	310,613
EUR	155,000	ONO Finance 10.500% 05/15/14(a)	198,185
		Paxson Communications Corp.
	$505,000	7.777% 01/15/12(a)(b)	503,737
	410,000	10.777% 01/15/13(a)(b)	396,675
	315,000	Quebecor Media, Inc. (c)07/15/11 (13.750% 07/15/06)	326,813
	120,000	11.125% 07/15/11	130,200
	170,000	R.H. Donnelley Finance Corp. 10.875% 12/15/12	192,950
CAD	365,000	Shaw Communications, Inc. 7.500% 11/20/13	338,116
	$275,000	Sun Media Corp. 7.625% 02/15/13	283,250
		Ziff Davis Media, Inc. PIK, Series B,
	98,787	13.000% 08/12/09(b)	97,305
	280,000	10.250% 05/01/12	252,700
			4,120,132
		Telecommunication services — 7.3%
	70,000	American Tower Escrow Corp. (d) 08/01/08	54,775
	103,096	Colo.Com, Inc. 13.875% 03/15/10(a)(g)(l)	—
		Dobson Cellular Systems, Inc.
	80,000	8.375% 11/01/11	84,800
	175,000	9.000% 11/01/11(b)	181,563
	135,000	9.875% 11/01/12	148,838
	460,000	Inmarsat Finance II PLC (c)11/15/12 (10.375% 11/15/08)	378,350
		Intelsat Bermuda Ltd.
	260,000	8.250% 01/15/13(a)	260,000
	390,000	8.695% 01/15/12(a)(b)	395,850
		Loral Cyberstar, Inc.
	81,000	10.000% 07/15/06(g)(l)	—
		Lucent Technologies, Inc.
	180,000	5.500% 11/15/08	178,650
	360,000	6.450% 03/15/29	306,900
	80,000	6.500% 01/15/28	67,400
	355,000	7.250% 07/15/06	357,662
	655,000	Millicom International Cellular SA 10.000% 12/01/13	679,562
	175,000	PanAmSat Corp. 9.000% 08/15/14	183,750

See Accompanying Notes to Financial Statements.

Nations Funds

Nations Separate Account Trust — High Yield Bond Portfolio

Investment portfolio (continued)  December 31, 2005

Par		Value
	Telecommunication services — (continued)
$140,000	Qwest Capital Funding, Inc. 7.750% 08/15/06	$141,400
	Qwest Communications International, Inc.
665,000	7.250% 02/15/11	678,300
205,000	7.500% 11/01/08(e)	199,875
	Qwest Corp.
10,000	5.625% 11/15/08	9,875
350,000	6.950% 06/30/10(h)	352,334
20,000	7.200% 11/10/26	19,275
220,000	7.250% 09/15/25	218,075
135,000	8.875% 03/15/12	151,538
185,000	Rogers Cantel, Inc. 9.750% 06/01/16	222,463
405,000	Telcordia Technologies 10.000% 03/15/13(a)	370,575
480,000	Triton PCS, Inc. 8.500% 06/01/13	446,400
170,000	UbiquiTel Operating Co. 9.875% 03/01/11	188,275
715,000	US West Communications 8.875% 06/01/31	745,387
		7,021,872
		11,169,785
	Consumer cyclical — 11.7%
	Airlines — 0.9%
44,581	American Airlines, Inc. 7.377% 05/23/19	36,557
	Delta Air Lines, Inc.
1,105,000	8.300% 12/15/29(i)	245,862
30,000	9.750% 05/15/21(i)	6,375
110,000	10.000% 08/15/08(i)	22,000
320,000	10.375% 02/01/11(i)	64,800
175,000	10.375% 12/15/22(i)	38,500
	Northwest Airlines, Inc.
140,000	7.875% 03/15/08(i)	52,500
35,000	8.700% 03/15/07(i)	13,125
335,000	9.875% 03/15/07(i)	127,300
760,000	10.000% 02/01/09(i)	285,000
		892,019
	Auto parts & equipment — 2.9%
	Collins & Aikman Products Co.
135,000	10.750% 12/31/11(i)	58,388
715,000	12.875% 08/15/12(a)(i)	62,562
	Dana Corp.
220,000	7.000% 03/01/29	158,400
280,000	9.000% 08/15/11	225,400
	Goodyear Tire & Rubber Co.
130,000	6.375% 03/15/08	127,400
225,000	6.625% 12/01/06	225,000
500,000	7.060% 04/30/10(b)(e)(h)	503,020
55,000	8.500% 03/15/07	55,825
905,000	11.250% 03/01/11(b)	1,013,600
	Tenneco Automotive, Inc.
245,000	8.625% 11/15/14	232,137
120,000	10.250% 07/15/13	131,100
		2,792,832

Par		Value
	Entertainment — 1.6%
$375,000	Galaxy Entertainment Finance Co. Ltd. 9.875% 12/15/12(a)	$380,625
70,000	Isle of Capri Casinos, Inc. 9.000% 03/15/12	74,550
285,000	Jacobs Entertainment, Inc. 11.875% 02/01/09	302,100
160,000	Loews Cineplex Entertainment Corp. 9.000% 08/01/14	161,600
37,000	President Casinos 13.000% 09/15/01(i)(l)	28,860
	Six Flags, Inc.
225,000	9.625% 06/01/14	219,375
205,000	9.750% 04/15/13	201,413
71,124	United Artists Theatre Circuit, Inc. 9.300% 07/01/15(f)	70,412
120,000	Warner Music Group 7.375% 04/15/14	119,700
		1,558,635
	Lodging — 2.7%
	Caesars Entertainment, Inc.
400,000	8.875% 09/15/08	432,500
835,000	9.375% 02/15/07	869,444
185,000	Chukchansi Economic Development Authority 8.000% 11/15/13(a)	189,162
85,000	Gaylord Entertainment Co. 8.000% 11/15/13	89,038
	ITT Corp.
245,000	7.375% 11/15/15	266,437
50,000	7.750% 11/15/25	51,250
50,000	Mandalay Resort Group 9.500% 08/01/08	54,313
	MGM Mirage
310,000	8.375% 02/01/11	331,700
190,000	8.500% 09/15/10	206,150
40,000	San Pasqual Casino 8.000% 09/15/13(a)	40,200
60,397	Trump Entertainment Resorts, Inc. 8.500% 06/01/15	58,887
		2,589,081
	Retail — 2.8%
160,000	Harry & David Holdings, Inc. 9.000% 03/01/13	160,400
175,000	Jafra Cosmetics International Inc./ Distribuidora Commercial Jaffra SA de CV 10.750% 05/15/11	191,625
400,000	Neiman Marcus 6.947% 04/06/13(e)(h)	402,732
40,825	Restructured Asset Securities 11.000% 06/30/08(g)(l)	—
725,000	Star Gas Partners LP/Star Gas Finance Co. 10.250% 02/15/13	714,125

See Accompanying Notes to Financial Statements.

Nations Funds

Nations Separate Account Trust — High Yield Bond Portfolio

Investment portfolio (continued)  December 31, 2005

Par		Value
	Retail — (continued)
	Toys R Us, Inc.
$875,000	7.625% 08/01/11	$708,750
565,000	8.750% 09/01/21	531,100
		2,708,732
	Textiles — 0.8%
660,000	INVISTA 9.250% 05/01/12(a)	706,200
		11,247,499
	Consumer non-cyclical — 7.8%
	Commercial services — 3.7%
195,000	American Color Graphics, Inc. 10.000% 06/15/10	136,500
60,000	Cardtronics, Inc. 9.250% 08/15/13(a)	59,700
300,000	Chemed Corp. 8.750% 02/24/11	321,000
415,000	Dollar Financial Group, Inc. 9.750% 11/15/11	428,487
235,000	Great Lakes Dredge & Dock Corp. 7.750% 12/15/13	211,500
325,000	Language Line Holdings, Inc. 11.125% 06/15/12	296,563
110,000	Phoenix Color Corp. 10.375% 02/01/09	101,200
430,000	Protection One Alarm Monitoring 8.125% 01/15/09	417,100
490,000	Quintiles Transnational Corp. 10.000% 10/01/13	546,350
220,000	Rent-Way, Inc. 11.875% 06/15/10	235,400
190,000	Vertis, Inc. 9.750% 04/01/09	196,175
300,000	Vertrue, Inc. 9.250% 04/01/14	306,750
265,000	Williams Scotsman, Inc. 8.500% 10/01/15	275,600
		3,532,325
	Food — 1.3%
180,000	Chiquita Brands International, Inc. 7.500% 11/01/14	158,400
100,000	Doane Pet Care Co. 10.625% 11/15/15(a)	103,500
485,000	Pinnacle Foods Holding Corp. 8.250% 12/01/13	463,175
	Swift & Co.
185,000	10.125% 10/01/09	191,012
340,000	12.500% 01/01/10	355,300
		1,271,387
	Healthcare services — 1.1%
455,000	Ameripath, Inc. 10.500% 04/01/13	482,300
270,000	HCA, Inc. 8.360% 04/15/24	291,759
115,000	National Nephrology Associates, Inc. 9.000% 11/01/11(a)	127,075

Par		Value
	Healthcare services — (continued)
$135,000	Skilled Healthcare Group 11.000% 01/15/14(a)	$136,350
		1,037,484
	Household products/ wares — 1.0%
460,000	ACCO Brands Corp. 7.625% 08/15/15	433,550
	Spectrum Brands, Inc.
230,000	7.375% 02/01/15	189,750
455,000	8.500% 10/01/13	396,988
		1,020,288
	Pharmaceuticals — 0.7%
	Warner Chilcott Corp.
406,362	Series B, 7.144% 01/18/12(b)(e)(h)	405,566
163,744	Series C, 7.277% 01/18/11(b)(e)(h)	163,423
75,645	Series D, 7.277% 01/18/12(b)(e)(h)	75,497
		644,486
		7,505,970
	Diversified — 1.7%
	Holding companies — diversified — 1.7%
124,000	ESI Tractebel Acquisition Corp. 7.990% 12/30/11	130,355
2,090,000	Pharma Services Intermediate Holding Corp. (c)04/01/14 (11.500% 04/01/09)	1,546,600
		1,676,955
	Energy — 6.6%
	Oil & gas — 3.0%
1,090,000	El Paso Production Holding Co. 7.750% 06/01/13	1,136,325
172,000	Hilcorp Energy LP/Hilcorp Finance Co. 10.500% 09/01/10(a)	190,705
	Newfield Exploration Co.
25,000	7.625% 03/01/11	26,687
25,000	8.375% 08/15/12	26,688
325,000	Parker Drilling Co. 9.625% 10/01/13	362,375
130,000	Plains E&P Co. 8.750% 07/01/12	139,750
330,000	Pride International, Inc. 7.375% 07/15/14	355,575
235,000	Venoco, Inc. 8.750% 12/15/11	238,525
	Vintage Petroleum, Inc.
105,000	7.875% 05/15/11	109,725
335,000	8.250% 05/01/12	359,287
		2,945,642

See Accompanying Notes to Financial Statements.

Nations Funds

Nations Separate Account Trust — High Yield Bond Portfolio

Investment portfolio (continued)  December 31, 2005

Par		Value
	Oil & gas services — 0.3%
$265,000	Lone Star Technologies 9.000% 06/01/11	$278,913
	Oil, gas & consumable fuels — 1.2%
205,000	Chaparral Energy, Inc. 8.500% 12/01/15(a)	212,175
285,000	Exco Resources, Inc. 7.250% 01/15/11	289,275
350,000	Forest Oil Corp. 8.000% 06/15/08	364,875
300,000	Mission Resources Corp. 9.875% 04/01/11	315,000
		1,181,325
	Pipelines — 2.1%
	ANR Pipeline Co.
165,000	7.375% 02/15/24	171,394
530,000	9.625% 11/01/21	648,587
	El Paso Corp.
280,000	7.000% 05/15/11	278,250
105,000	7.800% 08/01/31	105,000
	El Paso Natural Gas Co.
20,000	7.500% 11/15/26	20,750
295,000	7.625% 08/01/10	311,225
115,000	8.375% 06/15/32	130,237
150,000	Northwest Pipeline Corp. 7.125% 12/01/25	159,750
115,000	Pacific Energy Partners LP/ Pacific Energy Finance Corp. 7.125% 06/15/14	118,450
45,000	Southern Natural Gas Co. 7.350% 02/15/31	46,294
		1,989,937
		6,395,817
	Financials — 11.7%
	Banks — 0.4%
355,000	Fremont General Corp. 7.875% 03/17/09	355,000
	Diversified financial services — 6.4%
250,000	Alamosa Delaware, Inc. 11.000% 07/31/10	281,875
	AMR Real Estate
810,000	7.125% 02/15/13(a)	807,975
450,000	8.125% 06/01/12	468,000
	Cedar Brakes LLC
121,965	8.500% 02/15/14(a)	134,466
264,713	9.875% 09/01/13(a)	301,110
	General Motors Acceptance Corp.
185,000	5.625% 05/15/09	164,136
185,000	6.150% 04/05/07	175,733
430,000	6.750% 12/01/14	386,501
1,925,000	8.000% 11/01/31	1,869,830
	LaBranche & Co., Inc.
155,000	9.500% 05/15/09	163,525
315,000	11.000% 05/15/12	349,650

Par		Value
	Diversified financial services — (continued)
$235,000	Rainbow National Services LLC 10.375% 09/01/14(a)	$263,788
880,000	Vanguard Health Holding Co. LLC (c)10/01/15 (11.250% 10/01/09)	640,200
155,000	9.000% 10/01/14	164,688
		6,171,477
	Insurance — 1.2%
330,000	Crum & Forster Holdings Corp. 10.375% 06/15/13	348,975
	Fairfax Financial Holdings Ltd.
15,000	7.375% 04/15/18	12,637
310,000	7.750% 04/26/12	290,625
260,000	7.750% 07/15/37	206,050
40,000	8.250% 10/01/15	36,800
15,000	8.300% 04/15/26	12,712
245,000	First Mercury Financial Corp. 12.332% 08/15/12(a)(b)	244,885
	Lumbermens Mutual Casualty
30,000	8.450% 12/01/97(a)(i)	563
645,000	9.150% 07/01/26(a)(i)	12,094
		1,165,341
	Real estate — 2.4%
170,000	CB Richard Ellis Services, Inc. 11.250% 06/15/11	183,175
129,000	Escrowed to Maturity, 9.750% 05/15/10	140,771
	LNR Property Corp.
979,970	Series B, 7.295% 02/03/08(b)(e)(h)	982,577
1,000,000	Riley Mezzanine Corp. 9.545% 03/02/08(b)(e)(h)	1,013,130
		2,319,653
	Real estate investment trust (REIT) — 1.3%
	Crescent Real Estate Equities LP
5,000	7.500% 09/15/07	5,081
300,000	9.250% 04/15/09	316,125
415,000	Omega Healthcare Investors, Inc. 7.000% 04/01/14	413,963
515,000	Trustees Properties, Inc. 7.500% 04/01/15	525,449
		1,260,618
		11,272,089
	Industrials — 8.2%
	Aerospace & defense — 0.8%
	BE Aerospace, Inc.
120,000	8.000% 03/01/08	120,000
105,000	8.500% 10/01/10	112,350
210,000	8.875% 05/01/11	220,500
	Sequa Corp.
110,000	8.875% 04/01/08	114,950
185,000	9.000% 08/01/09	197,025
		764,825
	Building materials — 1.7%
140,000	Ainsworth Lumber Co., Ltd. 7.250% 10/01/12	126,000

See Accompanying Notes to Financial Statements.

Nations Funds

Nations Separate Account Trust — High Yield Bond Portfolio

Investment portfolio (continued)  December 31, 2005

Par		Value
	Building materials — (continued)
$350,000	Compression Polymers Holding Corp. 10.500% 07/01/13(a)	$339,500
420,000	Dayton Superior Corp. 10.750% 09/15/08	405,300
75,000	Goodman Global Holding Co., Inc. 7.491% 06/15/12(a)(b)	74,625
138,000	Interline Brands, Inc. 11.500% 05/15/11	153,525
335,000	MMI Products, Inc. 11.250% 04/15/07	314,900
230,000	Panolam Industries International, Inc. 10.750% 10/01/13(a)	221,375
		1,635,225
	Electronics — 0.3%
105,000	Dresser, Inc. 9.375% 04/15/11	110,513
195,000	Fisher Scientific International, Inc. 6.125% 07/01/15(a)	195,000
		305,513
	Engineering & construction — 0.1%
80,962	Foster Wheeler Revolver Factory 9.260% 03/18/10(e)(h)	80,557
	Environmental control — 0.4%
380,000	Geo Sub Corp. 11.000% 05/15/12	369,550
	Hand/machine tools — 0.2%
165,000	Thermadyne Holdings Corp. 9.250% 02/01/14	144,375
	Metal fabricate/hardware — 0.5%
225,000	Metals USA, Inc. 11.125% 12/01/15(a)	232,875
250,000	Mueller Group, Inc. 10.000% 05/01/12	265,000
		497,875
	Miscellaneous manufacturing — 1.4%
400,000	Amsted Industry 10.250% 10/15/11(a)	431,000
320,000	Clarke American Corp. 11.750% 12/15/13(a)	318,400
605,000	Mark IV Industries, Inc. 7.500% 09/01/07	559,625
		1,309,025
	Packaging & containers — 2.4%
660,000	Crown Cork PLC 7.000% 12/15/06	666,600
	Owens-Brockway Glass Container, Inc.
70,000	8.250% 05/15/13	72,275
430,000	8.875% 02/15/09	448,275

Par		Value
	Packaging & containers — (continued)
	Owens-Illinois, Inc.
$425,000	7.350% 05/15/08	$428,188
250,000	7.800% 05/15/18	248,750
465,000	8.100% 05/15/07	474,300
		2,338,388
	Transportation — 0.2%
155,000	TFM SA de CV 12.500% 06/15/12	176,700
	Trucking & leasing — 0.2%
265,000	Interpool, Inc. 6.000% 09/01/14	238,831
		7,860,864
	Technology — 3.5%
	Computers — 2.4%
150,000	Activant Solutions, Inc. 10.530% 04/01/10(a)(b)	157,500
	Sungard Data Systems, Inc.
330,000	3.750% 01/15/09	300,300
45,000	4.875% 01/15/14	39,038
155,000	8.525% 08/15/13(a)(b)	161,587
455,000	9.125% 08/15/13(a)	473,200
630,000	10.250% 08/15/15(a)	633,150
547,250	Sungard Term Loan B 6.810% 12/13/12(e)(h)	550,386
		2,315,161
	Semiconductors — 0.5%
15,000	Amkor Technology, Inc. 7.125% 03/15/11	13,275
	MagnaChip Semiconductor SA/ MagnaChip Semiconductor Finance Co.
185,000	7.741% 12/15/11(b)	188,238
345,000	8.000% 12/15/14	328,612
		530,125
	Software — 0.6%
315,000	SS&C Technologies, Inc. 11.750% 12/01/13(a)	322,875
200,000	UGS Corp. 10.000% 06/01/12	219,000
		541,875
		3,387,161
	Utilities — 5.3%
	Electric — 4.2%
1,095,000	AES Corp. 9.000% 05/15/15(a)	1,199,025
	AES Eastern Energy LP
245,756	9.000% 01/02/17	278,933
150,000	9.670% 01/02/29	186,750
	Calpine Corp.
1,509,000	8.500% 07/15/10(a)(j)	1,233,608
150,000	9.875% 12/01/11(a)(j)	120,375

See Accompanying Notes to Financial Statements.

Nations Funds

Nations Separate Account Trust — High Yield Bond Portfolio

Investment portfolio (continued)  December 31, 2005

Par		Value
	Electric — (continued)
$321,000	NRG Energy, Inc. 8.000% 12/15/13	$358,316
690,000	PSEG Energy Holdings LLC 8.625% 02/15/08	717,600
		4,094,607
	Independent power producers — 1.1%
	Dynegy Holdings, Inc.
580,000	9.875% 07/15/10(a)	635,100
165,000	10.125% 07/15/13(a)	186,450
185,000	10.650% 07/15/08(a)(b)	197,487
		1,019,037
		5,113,644
	Total corporate fixed-income bonds & notes (Cost of $71,173,768)	71,604,717
	Convertible bonds — 3.6%
	Communications — 1.8%
	Internet — 0.1%
296,350	At Home Corp. 4.750% 12/15/06(i)(l)	30
105,000	RiverStone Networks, Inc. 3.750% 12/01/06(a)	100,275
		100,305
	Media — 0.3%
265,000	UnitedGlobalCom, Inc. 1.750% 04/15/24(a)	291,772
	Telecommunication services — 1.4%
520,000	Ciena Corp. 3.750% 02/01/08	477,100
280,000	Lucent Technologies, Inc. 8.000% 08/01/31	284,200
615,000	Nortel Networks Corp. 4.250% 09/01/08	576,562
		1,337,862
		1,729,939
	Consumer cyclical — 0.0%
	Airlines — 0.0%
155,000	Delta Air Lines, Inc. 8.000% 06/03/23(a)(i)	30,613
	Auto manufacturers — 0.0%
	General Motors Corp.
1,000	Series C, 7/15/33	15,625
		46,238
	Consumer non-cyclical — 1.2%
	Health care services — 1.2%
1,135,000	Laboratory Corp. of America Holdings (d)09/11/21	865,437

Par		Value
	Health care services — (continued)
$255,000	Lincare Holdings, Inc. 3.000% 06/15/33(a)	$255,319
		1,120,756
	Financials — 0.2%
	Insurance — 0.2%
210,000	Conseco, Inc. (c)09/30/10 (3.500% 09/30/35)(a)	222,863
	Technology — 0.4%
	Semiconductors — 0.4%
345,000	LSI Logic Corp. 4.000% 11/01/06	340,687
	Total convertible bonds (Cost of $3,480,440)	3,460,483
Shares
	Common stocks — 1.2%
	Communications — 0.5%
	Internet — 0.1%
81,009	Globix Corp. PIK,(f)(1)	109,362
	Media — 0.3%
6000	Haights Cross Communications, Inc.(f)	315,000
	Telecommunication services — 0.1%
1,802	Loral Space & Communications Ltd.	50,907
1,774	Remote Dynamics, Inc.	514
		51,421
		475,783
	Consumer discretionary — 0.3%
	Media — 0.3%
9,800	Viacom, Inc., Class B	319,480
	Health care — 0.0%
	Health care providers & services — 0.0%
56	Fountain View, Inc.(f)(l)	9,919
	Industrials— 0.3%
	Hand/machine tools — 0.2%
15,340	Thermadyne Holdings Corp.(f)	204,022
	Metal fabricate/hardware — 0.1%
25,603	ACP Holding Co.(f)	46,085
		250,107

See Accompanying Notes to Financial Statements.

Nations Funds

Nations Separate Account Trust — High Yield Bond Portfolio

Investment portfolio (continued)  December 31, 2005

Shares		Value
	Technology — 0.1%
	Software — 0.1%
34,970	Quadramed Corp.(f)	$49,308
	Total common stocks (Cost of $1,005,967)	1,104,597
	Preferred stocks — 1.7%
	Communications — 0.1%
	Media — 0.1%
5	Paxson Communications Corp. PIK	46,632
25	Ziff Davis Holdings, Inc. PIK,(f)	11,250
		57,882
	Telecommunication services — 0.0%
114	Loral Skynet Corp.	21,273
		79,155
	Financials — 1.3%
	Insurance — 0.3%
8,900	Conseco, Inc.	252,537
	Real estate
	investment trust — (REIT) — 1.0%
675,000	Sovereign Real Estate Investment Corp. (a)	972,000
		1,224,537
	Technology — 0.3%
	Software — 0.3%
18,300	Quadramed Corp.(a)(f)	338,550
	Total preferred stocks (Cost of $1,624,785)	1,642,242
	Asset-backed securities — 0.0%
29,175	GT Telecom Racers Trust 9.755% 07/02/07(g)(l)	—
	Total asset-backed securities (Cost of $15,784)	—
Units
	Warrants(k) — 0.1%
	Basic materials — 0.1%
	Forest products & paper — 0.1%
28,376	ACP Holding Co. Expires 09/30/13(f)	51,077
	Communications — 0.0%
	Telecommunication services — 0.0%
125	Colo.Com, Inc. Expires 03/15/10(a)(g)(l)	—
	Media — 0.0%
9	Haights Cross Communications, Inc. Expires 12/10/11(f)(g)(l)	—

Units		Value
5,880	Haights Cross Communications, Inc. Prefered Warrants, Expires 10/12/11(f)(l)	$59
1,500	Riverdeep Acquisitions Loan(g)(l)	—
6,630	Ziff Davis Media, Inc. Series E Expires 08/12/12(f)	663
		722
	Total warrants (Cost of $13,709)	51,799
Par
	Government obligations — 3.1%
	U.S. government obligations — 3.1%
	United States Treasury Note
$3,000,000	4.250% 11/30/07	2,991,210
	Total government obligations (Cost of $2,991,166)	2,991,210

	Short-term obligations — 12.4%
11,975,000	Repurchase agreement with State Street Bank & Trust Co., dated 12/30/05, due 01/03/06 at 4.080%, collateralized by a U.S. Treasury Bond maturing 01/03/06, market value of $12,217,761 (repurchase proceeds $11,980,429)		11,975,000
	Total short-term obligations (Cost of $11,975,000)		11,975,000
	Total investments (Cost of $92,280,619)(m)	96.4%	92,830,048
	Other assets & liabilities, net	3.6%	3,520,141
	Net assets	100.0%	$96,350,189

Notes to Investment Portfolio:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities, which did not include any illiquid securities except for the following, amounted to $15,928,961, which represents 16.5% of net assets.

Security	Acquisition Date	Par/Shares/ Units	Acquisition Cost	Value
ACP Holding Company:
Common Stocks	10/10/03	25,603	$7,389	$46,085
Warrants Expire 10/07/13	10/08/03	28,376	—	51,077
Fountain View, Common Stocks	09/03/03	56	1	9,919
Globix Corporation:
11.000% 05/01/08	10/15/01 – 05/01/05	30,034	—	27,781

See Accompanying Notes to Financial Statements.

Nations Funds

Nations Separate Account Trust — High Yield Bond Portfolio

Investment portfolio (continued)  December 31, 2005

Security	Acquisition Date	Par/Shares/ Units	Acquisition Cost	Value
Common Stocks	05/23/05	9,378	$27,009	$12,660
	10/15/01 – 03/08/05	71,631	37,438	96,702
Haights Cross:
Common Stocks	01/15/04	6,000	279,183	315,000
Warrants, Expire 12/10/11	01/15/04	9	—	—
Preferred Warrant, Expire 10/21/11	02/03/06	5,880	7	59
Quadramed Corp., Common Stocks	04/26/04	34,970	32,670	49,308
Thermadyne Holdings Corp., Common Stocks	05/23/03 – 09/25/03	15,340	173,625	204,022
United Artist Theater Circuit Inc., 9.300% 07/01/15	01/27/03	71,124	80,688	70,412
Ziff Davis Holdings Inc., Convertible Preferred Stock	08/15/01– 09/04/01	25	—	11,250

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2005.

(c)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the Portfolio will begin accruing at this rate.

(d)  Zero coupon bond.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At December 31, 2005, the value of these securities amounted to $4,376,763, which represents 4.5% of net assets.

	Acquisition Date	Par/ Shares	Acquisition Cost	Value
Foster Wheeler Revolver Factory, 9.260%, 03/18/10	10/31/05 – 12/07/05	80,962	80,962	80,557
Goodyear Tire & Rubber Co, 7.060%, 04/30/01	04/01/05	500,000	505,563	503,020
LNR Property Corp., Series B, 7.295%, 02/03/08	12/22/04	979,970	979,970	982,577
Neiman Marcus, 6.947%, 04/04/13	03/10/05	400,000	400,000	402,732
Qwest Communications International, Inc., 7.500%, 11/01/08	06/18/03	205,000	199,860	199,875
Riley Mezzanine Corp., 9.545%, 03/02/08	12/31/05	1,000,000	1,011,750	1,013,130
Sungard Term Loan B, 6.810%,12/13/12	07/28/05	547,250	550,000	550,386
Warner Chilcott Corp: 7.144%, 01/18/12	01/19/05	406,362	409,569	405,566
7.277%, 01/18/11	01/19/05	163,744	164,981	163,423
7.277%, 01/18/12	01/19/05	75,645	76,216	75,497

(f)  Illiquid security.

(g)  Security has no value.

(h)  Loan participation agreement.

(i)  The issuer has filed for bankruptcy protection under Chapter 11. Income is not being accrued. At December 31, 2005, the value of these securities amounted to $1,048,572, which represents 1.1% of net assets.

(j)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At December 31, 2005, the value of these securities amounted to $1,353,983, which represents 1.4% of net assets.

(k)  Non-income producing security.

(l)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(m)  Cost for federal income tax purposes is $92,307,329.

At December 31, 2005, the Fund had entered into the following forward currency exchange contracts:

Forward Currency Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation
EUR	$1,230,442	$1,246,903	01/06/06	$16,461
Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	$197,787	$200,358	01/06/06	$(2,571)
EUR	473,742	473,440	01/06/06	302
				$(2,269)

At December 31, 2005, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Corporate fixed-income bonds & notes	74.3%
Short-term obligation	12.4
Convertible bonds	3.6
Government obligations	3.1
Preferred stocks	1.7
Common stocks	1.2
Warrants	0.1
Other assets & liabilities, net	3.6
100.0%

Acronym	Name
CAD	Canadian Dollar

EUR	Euro

PIK	Payment-In-Kind

See Accompanying Notes to Financial Statements.

Nations Funds

Statements of assets and liabilities  December 31, 2005

	International Opportunities Portfolio	Focused Equities Portfolio	Small Company Portfolio	21st Century Portfolio	Growth Portfolio
Assets:
Investments, at cost	$123,671,945	$144,107,036	$35,860,611	$18,970,423	$122,894,109
Repurchase agreements, at cost	—	—	—	—	—
Investments, at value	158,633,599	205,993,135	44,116,077	23,178,879	172,307,218
Repurchase agreements, at value	—	—	—	—	—
Cash	28,742	14,730	—	815	85,430
Unrealized appreciation on foreign forward currency contracts	—	—	—	—	—
Foreign currency (cost $176,014, $0, $0, $0, $0, $0, $0, $0 and $0)	175,981	—	—	—	—
Receivable for investment securities sold	908,260	—	2,053,423	—	—
Receivable for investment securities sold on a delayed delivery basis	—	—	—	—	—
Receivable for Portfolio shares sold	98,798	625,196	111,726	1,136	146,930
Dividends receivable	228,230	120,932	9,674	27,606	92,647
Interest receivable	—	—	—	—	—
Foreign tax reclaims	52,935	—	61	611	5,922
Expense reimbursement due from Investment Advisor	—	—	—	—	—
Other assets	—	15,383	5,977	26,302	973
Total assets	160,126,545	206,769,376	46,296,938	23,235,349	172,639,120
Liabilities:
Unrealized depreciation on foreign forward currency contracts	—	—	—	—	—
Payable to custodian bank	—	—	210,830	—	—
Payable for investment securities purchased	1,582,191	—	1,454,422	179,671	25,961
Payable for Portfolio shares redeemed	409,596	615,671	148	154,871	129,101
Investment advisory fee payable	104,261	130,383	24,900	14,199	108,450
Administration fee payable	28,672	40,526	8,758	4,490	33,708
Transfer agent fees payable	1,269	6,989	727	—	1,417
Accrued Trustees' fees and expenses	47,376	45,852	46,839	45,891	71,472
Merger costs	—	—	46,505	—	—
Custody fee payable	18,000	3,501	2,200	500	2,000
Payable for Chief compliance officer expenses	1,653	1,865	1,348	1,270	1,754
Income distribution payable	—	—	—	—	—
Accrued expenses and other liabilities	82,585	32,574	28,846	38,479	38,666
Total liabilities	2,275,603	877,361	1,825,523	439,371	412,529
Net assets	$157,850,942	$205,892,015	$44,471,415	$22,795,978	$172,226,591
Net assets consist of:
Undistributed net investment income	$845,812	$—	$—	$42,655	$1
Accumulated net realized gain/(loss) on investments	8,353,567	(21,859,460)	3,630,265	790,562	(24,435,394)
Unrealized appreciation/(depreciation) on:
Investments	34,961,654	61,886,099	8,255,466	4,208,456	49,413,109
Foreign currency translations	(3,377)	—	—	(65)	—
Paid-in capital	113,693,286	165,865,376	32,585,684	17,754,370	147,248,875
Net assets	$157,850,942	$205,892,015	$44,471,415	$22,795,978	$172,226,591
Shares of common stock outstanding	8,561,729	11,057,621	3,944,210	2,031,999	9,629,551
Net asset value per share	$18.44	$18.62	$11.28	$11.22	$17.89

See Accompanying Notes to Financial Statements.

Nations Funds

Statements of assets and liabilities (continued)  December 31, 2005

	MidCap Growth Portfolio	Value Portfolio	Asset Allocation Portfolio	High Yield Bond Portfolio
Assets:
Investments, at cost	$56,170,155	$68,378,030	$18,781,577	$80,305,619
Repurchase agreements, at cost	—	648,000	251,000	11,975,000
Investments, at value	63,515,176	82,649,350	20,636,244	80,855,048
Repurchase agreements, at value	—	648,000	251,000	11,975,000
Cash	1,937,743	746	463	625,534
Unrealized appreciation on foreign forward currency contracts	—	—	—	16,763
Foreign currency (cost $176,014, $0, $0, $0, $0, $0, $0, $0 and $0)	—	—	—	—
Receivable for investment securities sold	—	—	583,281	—
Receivable for investment securities sold on a delayed delivery basis	—	—	—	971,776
Receivable for Portfolio shares sold	—	—	19,606	701,481
Dividends receivable	57,538	148,652	19,133	5,819
Interest receivable	—	147	64,337	1,396,857
Foreign tax reclaims	2,740	—	110	—
Expense reimbursement due from Investment Advisor	—	—	14,110	—
Other assets	18,217	—	32,713	—
Total assets	65,531,414	83,446,895	21,620,997	96,548,278
Liabilities:
Unrealized depreciation on foreign forward currency contracts	—	—	—	2,571
Payable to custodian bank	—	—	—	—
Payable for investment securities purchased	1,418,633	243,898	580,474	—
Payable for Portfolio shares redeemed	39,138	133,439	49,453	14,589
Investment advisory fee payable	28,980	37,278	—	44,707
Administration fee payable	12,527	16,267	3,922	18,696
Transfer agent fees payable	554	2,353	1,522	1,736
Accrued Trustees' fees and expenses	30,733	45,265	46,391	37,423
Merger costs	—	20,250	21,070	46,535
Custody fee payable	1,490	2,000	2,000	2,000
Payable for Chief compliance officer expenses	1,409	1,475	1,269	1,525
Income distribution payable	—	—	—	275
Accrued expenses and other liabilities	41,967	21,184	47,532	28,032
Total liabilities	1,575,431	523,409	753,633	198,089
Net assets	$63,955,983	$82,923,486	$20,867,364	$96,350,189
Net assets consist of:
Undistributed net investment income	$—	$1,125,402	$306,807	$6,681,116
Accumulated net realized gain/(loss) on investments	2,897,731	4,044,244	711,058	2,272,874
Unrealized appreciation/(depreciation) on:
Investments	7,345,021	14,271,320	1,854,667	549,429
Foreign currency translations	—	—	—	11,932
Paid-in capital	53,713,231	63,482,520	17,994,832	86,834,838
Net assets	$63,955,983	$82,923,486	$20,867,364	$96,350,189
Shares of common stock outstanding	8,073,512	6,509,326	1,974,420	8,986,835
Net asset value per share	$7.92	$12.74	$10.57	$10.72

See Accompanying Notes to Financial Statements.

Nations Funds

Statements of operations

For the year ended December 31, 2005

	International Opportunities Portfolio	Focused Equities Portfolio	Small Company Portfolio	21st Century Portfolio	Growth Portfolio
Investment income:
Dividends (Net of foreign taxes withheld of $161,326, $34,537, $124, $5,142, $37,422, $4,582, $2,925, $0, and $99, respectively)	$2,865,420	$1,799,772	$148,777	$198,493	$1,437,422
Dividend income from affiliated funds	46,098	43,822	16,092	9,962	49,373
Interest	—	—	10,046	1,103	—
Securities lending	14,001	8,557	17,588	2,010	5,104
Total investment income	2,925,519	1,852,151	192,503	211,568	1,491,899
Expenses:
Investment advisory fee	1,030,703	1,439,111	262,405	149,613	1,179,993
Administration fee	283,423	447,796	97,455	46,546	367,148
Transfer agent fees	19,196	33,963	7,182	2,812	23,591
Custodian fees	117,053	20,427	14,875	14,438	15,362
Trustees' fees and expenses	18,298	16,822	17,760	16,812	18,727
Shareholder servicing and distribution fees	321,801	486,735	105,989	50,593	398,273
Legal and audit fees	79,433	78,472	63,454	51,406	88,692
Printing expense	26,389	15,401	9,958	7,881	28,032
Chief compliance officer expense (see Note 4)	4,701	5,315	4,027	3,831	5,003
Merger expense	—	—	46,505	—	—
Other	17,961	1,989	5,247	7,605	12,143
Total expenses	1,918,958	2,546,031	634,857	351,537	2,136,964
Fees waived and expenses reimbursed by investment advisor and/or distributor (see Note 4)	—	(486,735)	(105,989)	(121,233)	(398,273)
Fees reduced by credits allowed by the custodian (see Note 4)	(1,598)	(9,008)	(152)	(7,694)	(542)
Net expenses	1,917,360	2,050,288	528,716	222,610	1,738,149
Net investment income/(loss)	1,008,159	(198,137)	(336,213)	(11,042)	(246,250)
Net realized and unrealized gain/(loss) on investments:
Net realized gain/(loss) from:
Security transactions	9,060,242	12,014,029	4,471,608	1,547,236	4,144,999
Net realized loss on disposal of investments purchased in error (see Note 7)	—	—	—	—	—
Foreign currency and other net assets	(142,586)	(1,416)	—	60,724	(430)
Net realized gain/(loss) on investments	8,917,656	12,012,613	4,471,608	1,607,960	4,144,569
Change in unrealized appreciation/(depreciation) of:
Securities	15,874,507	7,697,852	(1,413,843)	250,642	8,101,841
Foreign currency and other net assets	(26,688)	—	—	(65)	—
Net change in unrealized appreciation/(depreciation) of investments	15,847,819	7,697,852	(1,413,843)	250,577	8,101,841
Net realized and unrealized gain/(loss) on investments	24,765,475	19,710,465	3,057,765	1,858,537	12,246,410
Net increase in net assets resulting from operations	$25,773,634	$19,512,328	$2,721,552	$1,847,495	$12,000,160

See Accompanying Notes to Financial Statements.

Nations Funds

Statements of operations (continued)

	MidCap Growth Portfolio	Value Portfolio	Asset Allocation Portfolio	High Yield Bond Portfolio
Investment income:
Dividends (Net of foreign taxes withheld of $161,326, $34,537, $124, $5,142, $37,422, $4,582, $2,925, $0, and $99, respectively)	$487,927	$1,873,957	$236,642	$94,841
Dividend income from affiliated funds	39,629	13,728	29,567	197,437
Interest	—	17,573	250,570	7,090,428
Securities lending	—	1,043	268	29,375
Total investment income	527,556	1,906,301	517,047	7,412,081
Expenses:
Investment advisory fee	392,345	431,770	103,134	535,192
Administration fee	138,830	183,719	46,184	223,808
Transfer agent fees	9,321	13,532	4,397	16,021
Custodian fees	34,792	8,699	13,621	15,073
Trustees' fees and expenses	17,044	17,252	17,325	17,159
Shareholder servicing and distribution fees	150,982	199,278	52,482	243,269
Legal and audit fees	60,319	67,878	51,793	77,165
Printing expense	16,241	9,369	32,855	—
Chief compliance officer expense (see Note 4)	4,175	4,338	3,853	4,506
Merger expense	—	20,250	21,070	46,535
Other	5,287	4,400	8,289	7,604
Total expenses	829,336	960,485	355,003	1,186,332
Fees waived and expenses reimbursed by investment advisor and/or distributor (see Note 4)	(201,312)	(199,278)	(144,509)	(243,269)
Fees reduced by credits allowed by the custodian (see Note 4)	(24,416)	(72)	(567)	(1,704)
Net expenses	603,608	761,135	209,927	941,359
Net investment income/(loss)	(76,052)	1,145,166	307,120	6,470,722
Net realized and unrealized gain/(loss) on investments:
Net realized gain/(loss) from:
Security transactions	2,974,498	4,103,548	1,263,943	2,377,584
Net realized loss on disposal of investments purchased in error (see Note 7)	—	—	—	—
Foreign currency and other net assets	315	—	—	160,281
Net realized gain/(loss) on investments	2,974,813	4,103,548	1,263,943	2,537,865
Change in unrealized appreciation/(depreciation) of:
Securities	543,912	1,956,212	(641,172)	(6,998,913)
Foreign currency and other net assets	—	—	—	10,393
Net change in unrealized appreciation/(depreciation) of investments	543,912	1,956,212	(641,172)	(6,988,520)
Net realized and unrealized gain/(loss) on investments	3,518,725	6,059,760	622,771	(4,450,655)
Net increase in net assets resulting from operations	$3,442,673	$7,204,926	$929,891	$2,020,067

See Accompanying Notes to Financial Statements.

Nations Funds

Statements of changes in net assets

	International Opportunities Portfolio		Focused Equities Portfolio		Small Company Portfolio
	Year ended December 31, 2005	Year ended December 31, 2004	Year ended December 31, 2005	Year ended December 31, 2004	Year ended December 31, 2005	Year ended December 31, 2004
Net investment income/(loss)	$1,008,159	$420,763	$(198,137)	$(281,454)	$(336,213)	$(315,935)
Net realized gain/(loss) on investments	8,917,656	4,700,834	12,012,613	5,210,246	4,471,608	526,928
Net change in unrealized appreciation/(depreciation) of investments	15,847,819	8,613,759	7,697,852	14,996,133	(1,413,843)	3,634,245
Net increase/(decrease) in net assets resulting from operations	25,773,634	13,735,356	19,512,328	19,924,925	2,721,552	3,845,238
Distributions to shareholders from net investment income	(122,725)	(328,399)	—	—	—	—
Distributions to shareholders from net realized gain on investments	(2,601,600)	(171,266)	—	—	—	—
Net increase/(decrease) in net assets from Portfolio share transactions	21,677,233	47,278,093	(9,357,951)	13,716,368	539,850	2,100,780
Net increase/(decrease) in net assets	44,726,542	60,513,784	10,154,377	33,641,293	3,261,402	5,946,018
Net assets:
Beginning of period	113,124,400	52,610,616	195,737,638	162,096,345	41,210,013	35,263,995
End of period	$157,850,942	$113,124,400	$205,892,015	$195,737,638	$44,471,415	$41,210,013
Undistributed net investment income/(accumulated net investment loss) at end of year	$845,812	$102,963	$—	$—	$—	$—

See Accompanying Notes to Financial Statements.

Nations Funds

Statements of changes in net assets (continued)

	21st Century Portfolio		Growth Portfolio
	Year ended December 31, 2005	Year ended December 31, 2004	Year ended December 31, 2005	Year ended December 31, 2004
Net investment income/(loss)	$(11,042)	$(13,976)	$(246,250)	$(137,807)
Net realized gain/(loss) on investments	1,607,960	1,175,547	4,144,569	750,952
Net change in unrealized appreciation/(depreciation) of investments	250,577	1,791,393	8,101,841	16,402,711
Net increase/(decrease) in net assets resulting from operations	1,847,495	2,952,964	12,000,160	17,015,856
Distributions to shareholders from net investment income	—	—	—	—
Distributions to shareholders from net realized gain on investments	—	—	—	—
Net increase/(decrease) in net assets from Portfolio share transactions	3,094,609	3,986,796	7,126,186	40,488,455
Net increase/(decrease) in net assets	4,942,104	6,939,760	19,126,346	57,504,311
Net assets:
Beginning of period	17,853,874	10,914,114	153,100,245	95,595,934
End of period	$22,795,978	$17,853,874	$172,226,591	$153,100,245
Undistributed net investment income/(accumulated net investment loss) at end of year	$42,655	$(4)	$1	$(478)

See Accompanying Notes to Financial Statements.

Nations Funds

Statements of changes in net assets (continued)

	MidCap Growth Portfolio		Value Portfolio
	Year ended December 31, 2005	Year ended December 31, 2004	Year ended December 31, 2005	Year ended December 31, 2004
Net investment income/(loss)	$(76,052)	$(228,562)	$1,145,166	$841,683
Net realized gain/(loss) on investments	2,974,813	6,385,856	4,103,548	2,657,475
Net change in unrealized appreciation/(depreciation) of investments	543,912	1,093,499	1,956,212	4,898,118
Net increase/(decrease) in net assets resulting from operations	3,442,673	7,250,793	7,204,926	8,397,276
Distributions to shareholders from net investment income	—	—	—	(863,127)
Distributions to shareholders from net realized gain on investments	(4,387,803)	—	(752,813)	—
Net increase/(decrease) in net assets from Portfolio share transactions	5,667,746	13,442,758	378,244	19,234,652
Net increase/(decrease) in net assets	4,722,616	20,693,551	6,830,357	26,768,801
Net assets:
Beginning of period	59,233,367	38,539,816	76,093,129	49,324,328
End of period	$63,955,983	$59,233,367	$82,923,486	$76,093,129
Undistributed net investment income at end of year	$—	$—	$1,125,402	$—

See Accompanying Notes to Financial Statements.

Nations Funds

Statements of changes in net assets (continued)

	Asset Allocation Portfolio		High Yield Bond Portfolio
	Year ended December 31, 2005	Year ended December 31, 2004	Year ended December 31, 2005	Year ended December 31, 2004
Net investment income/(loss)	$307,120	$296,914	$6,470,722	$5,789,936
Net realized gain/(loss) on investments	1,263,943	930,854	2,537,865	2,945,488
Net change in unrealized appreciation/(depreciation) of investments	(641,172)	408,914	(6,988,520)	1,045,915
Net increase/(decrease) in net assets resulting from operations	929,891	1,636,682	2,020,067	9,781,339
Distributions to shareholders from net investment income	(3,023)	(294,213)	(154,279)	(5,902,360)
Distributions to shareholders from net realized gain on investments	—	—	(272,955)	(3,068,865)
Net increase/(decrease) in net assets from Portfolio share transactions	(1,927,819)	1,755,015	(3,653,334)	17,283,444
Net increase/(decrease) in net assets	(1,000,951)	3,097,484	(2,060,501)	18,093,558
Net assets:
Beginning of period	21,868,315	18,770,831	98,410,690	80,317,132
End of period	$20,867,364	$21,868,315	$96,350,189	$98,410,690
Undistributed net investment income at end of year	$306,807	$2,701	$6,681,116	$91,041

See Accompanying Notes to Financial Statements.

Nations Funds

Schedules of capital stock activity

	International Opportunities Portfolio
	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	Dollars	Shares	Dollars
Sold	2,285,625	$36,109,995	3,978,749	$56,919,460
Issued as reinvestment of dividends	164,413	2,724,325	31,846	499,665
Repurchased	(1,073,613)	(17,157,087)	(705,948)	(10,141,032)
Net increase	1,376,425	$21,677,233	3,304,647	$47,278,093
	Focused Equities Portfolio
	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	Dollars	Shares	Dollars
Sold	1,051,114	$17,673,476	2,037,348	$30,914,764
Repurchased	(1,585,353)	(27,031,427)	(1,136,155)	(17,198,396)
Net increase/(decrease)	(534,239)	$(9,357,951)	901,193	$13,716,368
	Small Company Portfolio
	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	Dollars	Shares	Dollars
Sold	370,202	$3,808,766	831,740	$8,154,896
Repurchased	(303,583)	(3,268,916)	(607,030)	(6,054,116)
Net increase	66,619	$539,850	224,710	$2,100,780
	21st Century Portfolio
	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	Dollars	Shares	Dollars
Sold	587,249	$5,920,777	584,165	$5,324,452
Repurchased	(272,593)	(2,826,168)	(151,207)	(1,337,656)
Net increase	314,656	$3,094,609	432,958	$3,986,796
	Growth Portfolio
	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	Dollars	Shares	Dollars
Sold	1,510,213	$25,121,606	3,291,141	$49,250,667
Issued in exchange for net assets of Nations Capital Growth Portfolio (see Note 12)	—	—	1,369,880	20,633,731
Repurchased	(1,074,175)	(17,995,420)	(1,958,524)	(29,395,943)
Net increase	436,038	$7,126,186	2,702,497	$40,488,455

See Accompanying Notes to Financial Statements.

Nations Funds

Schedules of capital stock activity (continued)

	MidCap Growth Portfolio
	Year Ended December 31, 2005		Year ended December 31, 2004
	Shares	Dollars	Shares	Dollars
Sold	683,575	$5,266,557	2,188,938	$15,625,897
Issued as reinvestment of dividends	581,937	4,387,803	—	—
Repurchased	(507,849)	(3,986,614)	(302,152)	(2,183,139)
Net increase	757,663	$5,667,746	1,886,786	$13,442,758
	Value Portfolio
	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	Dollars	Shares	Dollars
Sold	570,737	$6,866,421	1,925,482	$20,779,755
Issued as reinvestment of dividends	60,613	752,813	73,270	863,127
Repurchased	(591,766)	(7,240,990)	(221,253)	(2,408,230)
Net increase	39,584	$378,244	1,777,499	$19,234,652
	Asset Allocation Portfolio
	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	Dollars	Shares	Dollars
Sold	129,488	$1,325,420	413,469	$3,992,157
Issued as reinvestment of dividends	289	3,023	29,130	294,213
Repurchased	(317,272)	(3,256,262)	(260,370)	(2,531,355)
Net increase/(decrease)	(187,495)	$(1,927,819)	182,229	$1,755,015
	High Yield Bond Portfolio
	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	Dollars	Shares	Dollars
Sold	942,189	$9,919,496	2,558,094	$27,407,253
Issued as reinvestment of dividends	40,090	427,234	850,104	8,971,225
Repurchased	(1,333,372)	(14,000,064)	(1,786,123)	(19,095,034)
Net increase/(decrease)	(351,093)	$(3,653,334)	1,622,075	$17,283,444

See Accompanying Notes to Financial Statements.

Nations Funds

Financial highlights

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income/(loss)	Net realized and unrealized gain/(loss) on investments	Net increase/ (decrease) in net asset value from operations	Dividends from net investment income		Distributions from net realized capital gains
International Opportunities Portfolio
Year ended 12/31/2005(b)	$15.74	$0.12	$2.92	$3.04	$(0.02)		$(0.32)
Year ended 12/31/2004(b)	13.56	0.08	2.17	2.25	(0.05)		(0.02)
Year ended 12/31/2003(b)	9.67	0.00 (e)	3.89	3.89	(0.00	)(e)	—
Year ended 12/31/2002(b)	10.44	0.02	(0.79)	(0.77)	(0.00	)(e)	—
Year ended 12/31/2001(b)	12.17	0.06	(1.77)	(1.71)	(0.02)		(0.00	)(e)
Focused Equities Portfolio
Year ended 12/31/2005(b)	$16.89	$(0.02)	$1.75	$1.73	$—		$—
Year ended 12/31/2004(b)	15.16	(0.02)	1.75	1.73	—		—
Year ended 12/31/2003(b)	11.39	(0.04)	3.81	3.77	—		—
Year ended 12/31/2002(b)	13.42	(0.05)	(1.98)	(2.03)	—		—
Year ended 12/31/2001(b)	16.31	(0.01)	(2.88)	(2.89)	—		—
Small Company Portfolio
Year ended 12/31/2005(b)	$10.63	$(0.08)	$0.73	$0.65	$—		$—
Year ended 12/31/2004(b)	9.65	(0.09)	1.07	0.98	—		—
Year ended 12/31/2003(b)	7.15	(0.06)	2.56	2.50	—		—
Year ended 12/31/2002(b)	9.72	(0.05)	(2.51)	(2.56)	—		(0.01)
Year ended 12/31/2001(b)	9.39	(0.03)	0.40	0.37	—		(0.04)
21st Century Portfolio
Year ended 12/31/2005(b)	$10.40	$(0.01)	$0.83	$0.82	$—		$—
Year ended 12/31/2004(b)	8.50	(0.01)	1.91	1.90	—		—
Year ended 12/31/2003(b)	5.71	(0.04)	2.83	2.79	—		—
Year ended 12/31/2002(b)	6.22	(0.02)	(0.49)	(0.51)	—		—
Year ended 12/31/2001(b)	8.47	(0.03)	(2.22)	(2.25)	—		—

(a)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(b)  Per share net investment income/(loss) has been calculated using the monthly average shares method.

(c)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)  Had the investment advisor and/or distributor not reimbursed a portion of expenses, total return would have been reduced.

(e)  Amount represents less than $0.01 per share.

(f)  The effect of interest expense on the operating expense ratio was less than 0.01%.

See Accompanying Notes to Financial Statements.

Nations Funds

Financial highlights (continued)

											Without waivers and/or expense reimbursements
	Total dividends and distributions		Net asset value end of period	Total return(a)		Net assets end of period (000)	Ratio of operating expenses to average net assets		Ratio of net investment income/(loss) to average net assets	Portfolio turnover rate	Ratio of operating expenses to average net assets
International Opportunities Portfolio
Year ended 12/31/2005(b)	$(0.34)		$18.44	19.52%		$157,851	1.49	%(c)	0.78%	154%	1.49	%(c)
Year ended 12/31/2004(b)	(0.07)		15.74	16.59	(d)	113,124	1.50	(c)	0.53	130	1.57	(c)
Year ended 12/31/2003(b)	(0.00	)(e)	13.56	40.25		52,611	1.45	(c)	0.02	147	1.84	(c)
Year ended 12/31/2002(b)	(0.00	)(e)	9.67	(7.35)		14,819	1.25	(c)(f)	0.15	175	2.29	(c)
Year ended 12/31/2001(b)	(0.02)		10.44	(13.98)		11,330	1.25	(c)(f)	0.57	304	2.52	(c)
Focused Equities Portfolio
Year ended 12/31/2005(b)	$—		$18.62	10.24	%(d)	$205,892	1.05	%(c)	(0.10)%	68%	1.30	%(c)
Year ended 12/31/2004(b)	—		16.89	11.41	(d)	195,738	1.09	(c)	(0.16)	99	1.34	(c)
Year ended 12/31/2003(b)	—		15.16	33.10		162,096	1.08	(c)	(0.29)	76	1.33	(c)
Year ended 12/31/2002(b)	—		11.39	(15.13)		101,516	1.09	(c)(f)	(0.41)	119	1.35	(c)
Year ended 12/31/2001(b)	—		13.42	(17.72)		116,739	1.10	(c)	(0.08)	128	1.38	(c)
Small Company Portfolio
Year ended 12/31/2005(b)	$—		$11.28	6.11	%(d)	$44,471	1.25	%(c)	(0.79)%	90%	1.50	%(c)
Year ended 12/31/2004(b)	—		10.63	10.16	(d)	41,210	1.25	(c)(f)	(0.89)	68	1.70	(c)
Year ended 12/31/2003(b)	—		9.65	34.96		35,264	1.23	(c)(f)	(0.75)	57	1.61	(c)
Year ended 12/31/2002(b)	(0.01)		7.15	(26.37)		16,288	1.25	(c)	(0.64)	48	1.92	(c)
Year ended 12/31/2001(b)	(0.04)		9.72	3.93		12,579	1.07	(c)(f)	(0.31)	70	2.14	(c)
21st Century Portfolio
Year ended 12/31/2005(b)	$—		$11.22	7.88	%(d)	$22,796	1.10	%(c)	(0.05)%	175%	1.70	%(c)
Year ended 12/31/2004(b)	—		10.40	22.35	(d)	17,854	1.10	(c)(f)	(0.11)	174	2.07	(c)
Year ended 12/31/2003(b)	—		8.50	48.86		10,914	1.09	(c)	(0.57)	206	2.06	(c)
Year ended 12/31/2002(b)	—		5.71	(8.20)		5,527	1.10	(c)	(0.36)	352	2.55	(c)
Year ended 12/31/2001(b)	—		6.22	(26.56)		4,825	1.07	(c)	(0.42)	373	3.45	(c)

See Accompanying Notes to Financial Statements.

Nations Funds

Financial highlights

For a share outstanding throughout each period.

	Net asset value beginning of period	Net investment income/(loss)	Net realized and unrealized gain/(loss) on investments	Net increase/ (decrease) in net asset value from operations	Dividends from net investment income		Distributions from net realized capital gains
Growth Portfolio
Year ended 12/31/2005(b)	$16.65	$(0.03)	$1.27	$1.24	$—		$—
Year ended 12/31/2004(b)	14.73	(0.02)	1.94	1.92	—		—
Year ended 12/31/2003(b)	11.28	(0.04)	3.49	3.45	—		—
Year ended 12/31/2002(b)	13.45	(0.05)	(2.12)	(2.17)	—		—
Year ended 12/31/2001(b)	16.33	(0.02)	(2.86)	(2.88)	(0.00	)(f)	—
MidCap Growth Portfolio
Year ended 12/31/2005(b)	$8.10	$(0.01)	$0.40	$0.39	$—		$(0.57)
Year ended 12/31/2004(b)	7.10	(0.03)	1.03	1.00	—		—
Year ended 12/31/2003(b)	5.57	(0.03)	1.56	1.53	—		—
Year ended 12/31/2002(b)	8.44	(0.02)	(2.85)	(2.87)	—		—
Period ended 12/31/2001(b)(h)	10.00	(0.02)	(1.54)	(1.56)	—		—
Value Portfolio
Year ended 12/31/2005(b)	$11.76	$0.17	$0.92	$1.09	$—		$(0.11)
Year ended 12/31/2004(b)	10.51	0.15	1.24	1.39	(0.14)		—
Year ended 12/31/2003(b)	8.15	0.13	2.33	2.46	(0.10)		—
Year ended 12/31/2002(b)	10.39	0.12	(2.27)	(2.15)	(0.09)		—
Year ended 12/31/2001(b)	11.29	0.10	(0.91)	(0.81)	(0.09)		—
Asset Allocation Portfolio
Year ended 12/31/2005(b)	$10.12	$0.15	$0.30	$0.45	$(0.00	)(f)	$—
Year ended 12/31/2004(b)	9.48	0.14	0.64	0.78	(0.14)		—
Year ended 12/31/2003(b)	8.05	0.12	1.42	1.54	(0.11)		—
Year ended 12/31/2002(b)	9.46	0.15	(1.43)	(1.28)	(0.13)		—
Year ended 12/31/2001(b)	10.13	0.22	(0.70)	(0.48)	(0.19)		—
High Yield Bond Portfolio
Year Ended 12/31/2005(b)	$10.54	$0.70	$(0.47)	$0.23	$(0.02)		$(0.03)
Year ended 12/31/2004(b)	10.41	0.72	0.46	1.18	(0.69)		(0.36)
Year ended 12/31/2003(b)	8.45	0.81	1.83	2.64	(0.67)		(0.01)
Year ended 12/31/2002(b)	8.87	0.80	(0.61)	0.19	(0.61)		—
Year ended 12/31/2001(b)	8.96	1.07	(0.33)	0.74	(0.83)		—

(a)  Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(b)  Per share net investment income/(loss) has been calculated using the monthly average shares method.

(c)  Had the investment advisor and/or distributor not reimbursed a portion of expenses, total return would have been reduced.

(d)  The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01% except for the year ended December 31, 2005 on MidCap Growth Portfolio, which had an impact of 0.04%.

(e)  The effect of interest expense on the operating expense ratio was less than 0.01% .

(f)  Amount represents less than $0.01 per share.

(g)  Annualized.

(h)  MidCap Growth Portfolio commenced operations on May 1, 2001.

(i)  Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Nations Funds

Financial highlights (continued)

												Without waivers and/or expense reimbursements
	Total dividends and distributions		Net asset value end of period	Total return(a)		Net assets end of period (000)	Ratio of operating expenses to average net assets		Ratio of net investment income/(loss) to average net assets		Portfolio turnover rate	Ratio of operating expenses to average net assets
Growth Portfolio
Year ended 12/31/2005(b)	$—		$17.89	7.45	%(c)	$172,227	1.09	%(d)	(0.15)%		69%	1.34	%(d)
Year ended 12/31/2004(b)	—		16.65	13.03	(c)	153,100	1.12	(d)(e)	(0.11)		77	1.37	(d)
Year ended 12/31/2003(b)	—		14.73	30.59		95,596	1.13	(d)(e)	(0.34)		83	1.38	(d)
Year ended 12/31/2002(b)	—		11.28	(16.13)		56,948	1.14	(d)(e)	(0.40)		107	1.42	(d)
Year ended 12/31/2001(b)	(0.00	)(f)	13.45	(17.63)		72,550	1.10	(d)	(0.14)		113	1.43	(d)
MidCap Growth Portfolio
Year ended 12/31/2005(b)	$(0.57)		$7.92	5.19	%(c)	$63,956	1.00	%(d)	(0.13)%		57%	1.33	%(d)
Year ended 12/31/2004(b)	—		8.10	14.08	(c)	59,233	1.00	(d)(e)	(0.49)		151	1.38	(d)
Year ended 12/31/2003(b)	—		7.10	27.47		38,540	1.00	(d)	(0.41)		56	1.48	(d)
Year ended 12/31/2002(b)	—		5.57	(34.00)		12,641	1.00	(d)	(0.38)		49	2.02	(d)
Period ended 12/31/2001(b)(h)	—		8.44	(15.60)		3,560	1.00	(d)(g)	(0.19	)(f)	20	5.73	(d)(g)
Value Portfolio
Year ended 12/31/2005(b)	$(0.11)		$12.74	9.33	%(c)(i)	$82,923	0.95	%(d)	1.43%		52%	1.20	%(d)
Year ended 12/31/2004(b)	(0.14)		11.76	13.18	(c)	76,093	1.00	(d)	1.36		48	1.33	(d)
Year ended 12/31/2003(b)	(0.10)		10.51	30.17		49,324	1.00	(d)	1.47		55	1.40	(d)
Year ended 12/31/2002(b)	(0.09)		8.15	(20.73)		19,598	1.00	(d)(e)	1.30		89	1.59	(d)
Year ended 12/31/2001(b)	(0.09)		10.39	(7.20)		14,017	1.00	(d)	1.00		168	2.00	(d)
Asset Allocation Portfolio
Year ended 12/31/2005(b)	$(0.00	)(f)	$10.57	4.46	%(c)	$20,867	1.00	%(d)	1.46%		141%	1.69	%(d)
Year ended 12/31/2004(b)	(0.14)		10.12	8.21	(c)	21,868	1.00	(d)	1.43		205	1.67	(d)
Year ended 12/31/2003(b)	(0.11)		9.48	19.09		18,771	1.00	(d)	1.37		262	1.71	(d)
Year ended 12/31/2002(b)	(0.13)		8.05	(13.54)		10,636	1.00	(d)	1.72		372	1.97	(d)
Year ended 12/31/2001(b)	(0.19)		9.46	(4.72)		10,085	1.00	(d)	2.31		273	2.34	(d)
High Yield Bond Portfolio
Year Ended 12/31/2005(b)	$(0.05)		$10.72	2.15	%(c)	$96,350	0.97	%(d)	6.65%		44%	1.22	%(d)
Year ended 12/31/2004(b)	(1.05)		10.54	11.40	(c)	98,411	0.95	(d)	6.71		43	1.20	(d)
Year ended 12/31/2003(b)	(0.68)		10.41	31.20		80,317	0.96	(d)	8.18		43	1.23	(d)
Year ended 12/31/2002(b)	(0.61)		8.45	2.18		35,354	1.00	(d)	9.19		62	1.44	(d)
Year ended 12/31/2001(b)	(0.83)		8.87	8.32		17,276	1.00	(d)	11.43		64	2.13	(d)

See Accompanying Notes to Financial Statements.

Nations Funds

Notes to financial statements  December 31, 2005

Note 1.  Organization

Nations Separate Account Trust (the "Trust") was organized as a Delaware statutory trust on February 5, 1998 and commenced operations March 27, 1998. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. These financial statements pertain to the following portfolios of the Trust (each a "Portfolio" and collectively, the "Portfolios"):

Nations Marsico International Opportunities Portfolio

Nations Marsico Focused Equities Portfolio

Nations Small Company Portfolio

Nations Marsico 21st Century Portfolio

Nations Marsico Growth Portfolio

Nations Marsico MidCap Growth Portfolio

Nations Value Portfolio

Nations Asset Allocation Portfolio

Nations High Yield Bond Portfolio

The Portfolios are made available only to variable annuity and variable life separate accounts issued by participating life insurance companies.

Investment Goals: Nations Marsico International Opportunities Portfolio, Nations Marsico Focused Equities Portfolio, Nations Marsico 21st Century Portfolio and Nations Marsico Growth Portfolio seek long-term growth of capital. Nations Small Company Portfolio and Nations Marsico MidCap Growth Portfolio seek long-term capital growth by investing primarily in equity securities. Nations Value Portfolio seeks growth of capital by investing in companies that are believed to be undervalued. Nations Asset Allocation Portfolio seeks to obtain long-term growth from capital appreciation, and dividend and interest income. Nations High Yield Bond Portfolio seeks maximum income by investing in a diversified portfolio of high yield debt securities.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

Security Valuation: Securities, including futures contracts and securities of certain investment companies, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities traded only over-the-counter are generally valued at the mean of the latest bid and asked prices. Securities which are primarily traded on foreign securities exchanges are generally valued at the last available sale price on their respective exchanges where primarily traded. Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Certain debt security prices provided by the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities on comparable securities. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other open end investment companies are valued at net asset value.

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board of Trustees. An independent fair value pricing service assists in the fair valuation process for funds that primarily invest in international securities. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Nations Funds

Notes to financial statements (continued)  December 31, 2005

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts: The Portfolios may invest in futures contracts for the purposes of hedging against changes in values of the Portfolio's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, a Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Forward Foreign Currency Contracts: Generally, each Portfolio may enter into forward foreign currency contracts only under two circumstances: (i) when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment advisor or sub-advisor believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Portfolios from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. In addition, the Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Loan Participations and Commitments: The Nations High Yield Bond Portfolio may invest in Loan Participations. When the Portfolio purchases a Loan Participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such Participations ("Selling Participant"), but not the Borrower. As a result, the Portfolio assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the Borrower. The Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

When-issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. For certain securities, at the time a Portfolio enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold.

Nations Funds

Notes to financial statements (continued)  December 31, 2005

Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

Repurchase Agreements: Each Portfolio may engage in repurchase agreement transactions with institutions that the Portfolios' investment advisor has determined are creditworthy. Each Portfolio, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Portfolio's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Portfolios seek to assert their rights.

Foreign Currency Transactions: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern (U.S.) time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Income Recognition: Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date. The Portfolios estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as realized gains or as a reduction of the cost of the related investment. If the Portfolios no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses: General expenses of the Trust are allocated to the Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Portfolio are charged to such Portfolio.

Dividends and Distributions to Shareholders: Distributions from net investment income are declared and paid annually by the Portfolios. The Portfolios may, however, declare and pay distributions from net investment income more frequently. Each Portfolio will distribute net realized capital gains (including net short-term capital gains) annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Dividends and distributions to shareholders are recorded on ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Federal Income Tax Status: Each Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

The Portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolios accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Indemnification: In the normal course of business, each Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims against the Portfolio that have not yet occurred. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that

Nations Funds

Notes to financial statements (continued)  December 31, 2005 may arise out of their duties to the Trust. However, based on experience, the Portfolios expect the risk of loss due to these warranties and indemnities to be minimal.

Note 3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Portfolios' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for REIT adjustments, foreign currency transactions, non-deductible merger fees and net operating losses were identified and reclassified among the components of the Portfolios' net assets as follows:

Portfolio	Undistributed / (Overdistributed) or Net Investment Income (Loss)	Accumulated Net Realized Gain/Loss	Paid-In Capital
Nations Marsico International Opportunities	$(142,585)	$142,584	$1
Nations Marsico Focused Equities	198,137	1,416	(199,553)
Nations Small Company	336,213	4,277	(340,490)
Nations Marsico 21st Century	53,701	(53,701)	—
Nations Marsico Growth	246,729	429	(247,158)
Nations Marsico MidCap Growth	76,052	(76,053)	1
Nations Value	(19,764)	40,014	(20,250)
Nations Asset Allocation	9	(9)	—
Nations High Yield Bond	273,632	(227,095)	(46,537)

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 were as follows:

	December 31, 2005
Portfolio	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Nations Marsico International Opportunities	$1,270,322	$1,454,003	$—
Nations Marsico Focused Equities	—	—	—
Nations Small Company	—	—	—
Nations Marsico 21st Century	—	—	—
Nations Marsico Growth	—	—	—
Nations Marsico MidCap Growth	—	4,387,803	—
Nations Value	—	752,813	—
Nations Asset Allocation	3,023	—	—
Nations High Yield Bond	266,565	160,669	—

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

	December 31, 2004
Portfolio	Ordinary Income	Long-Term Capital Gains	Return of Capital
Nations Marsico International Opportunities	$328,399	$171,266	$—
Nations Marsico Focused Equities	—	—	—
Nations Small Company	—	—	—
Nations Marsico 21st Century	—	—	—
Nations Marsico Growth	—	—	—
Nations Marsico MidCap Growth	—	—	—
Nations Value	841,683	21,444	—
Nations Asset Allocation	294,213	—	—
Nations High Yield Bond	7,286,868	1,684,357	—

Nations Funds

Notes to financial statements (continued)  December 31, 2005

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Nations Marsico International Opportunities	$—	$3,670,906	$6,262,161	$34,230,575
Nations Marsico Focused Equities	—	—	—	61,248,838
Nations Small Company	—	—	3,669,931	8,215,801
Nations Marsico 21st Century	—	302,239	561,885	4,177,548
Nations Marsico Growth	—	—	—	49,054,616
Nations Marsico MidCap Growth	—	2,122,916	904,825	7,215,011
Nations Value	—	2,235,045	3,010,255	14,195,666
Nations Asset Allocation	—	355,956	768,318	1,748,258
Nations High Yield Bond	—	7,042,027	1,955,077	522,719

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2005, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

Portfolio	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation) of Investments
Nations Marsico International Opportunities	$34,499,671	$(269,096)	$34,230,575
Nations Marsico Focused Equities	62,841,642	(1,592,804)	61,248,838
Nations Small Company	9,516,830	(1,301,029)	8,215,801
Nations Marsico 21st Century	4,596,272	(418,724)	4,177,548
Nations Marsico Growth	50,305,653	(1,251,037)	49,054,616
Nations Marsico MidCap Growth	8,593,633	(1,378,622)	7,215,011
Nations Value	15,423,339	(1,227,673)	14,195,666
Nations Asset Allocation	2,229,903	(481,645)	1,748,258
Nations High Yield Bond	4,100,864	(3,578,145)	522,719

The following capital loss carryforwards, determined as of December 31, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Portfolio	Expiring in 2009	Expiring in 2010	Expiring in 2011
Nations Marsico Focused Equities	$11,174,691	$10,047,508	$—
Nations Marsico Growth	15,986,475	7,897,511	192,915

The following capital loss carryforwards were utilized during the year ended December 31, 2005.

Nations Marsico Focused Equities	$12,206,945
Nations Small Company	757,344
Nations Marsico 21st Century	747,479
Nations Marsico Growth	3,950,344
Nations Asset Allocation	435,580

Nations Funds

Notes to financial statements (continued)  December 31, 2005

Note 4.  Fees and Compensation Paid to Affiliates

Investment Advisory Fee: Columbia Management Advisors, LLC ("Columbia") is the investment advisor to the Portfolios. Prior to September 30, 2005, Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A., which in turn is a wholly-owned subsidiary of Bank of America Corporation ("BOA"), was the investment advisor to the Portfolios, under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc., a wholly-owned subsidiary of BOA, combined with BACAP. At that time, the combined investment advisor was then renamed Columbia Management Advisors, LLC.

Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the average daily net assets of each Portfolio at the following annual rates:

	Fees on Average Net Assets
Portfolio	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Nations Marsico International Opportunities	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Nations Marsico Focused Equities	0.74%	0.69%	0.64%	0.59%	0.57%	0.55%
Nations Small Company	0.64%	0.59%	0.54%	0.54%	0.54%	0.54%
Nations Marsico 21st Century	0.74%	0.69%	0.64%	0.59%	0.57%	0.55%
Nations Marsico Growth	0.74%	0.69%	0.64%	0.59%	0.57%	0.55%
Nations Marsico MidCap Growth	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Nations Value	0.54%	0.49%	0.44%	0.39%	0.37%	0.35%
Nations Asset Allocation	0.50%	0.45%	0.40%	0.35%	0.33%	0.31%
Nations High Yield Bond	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%

For the year ended December 31, 2005, the effective investment advisory fee rates for the Portfolios were as follows:

Portfolio	Effective Fee Rate
Nations Marsico International Opportunities	0.80%
Nations Marsico Focused Equities	0.74%
Nations Small Company*	0.62%
Nations Marsico 21st Century	0.74%
Nations Marsico Growth	0.74%
Nations Marsico MidCap Growth	0.65%
Nations Value*	0.54%
Nations Asset Allocation*	0.49%
Nations High Yield Bond	0.55%

*  Effective rate, includes retroactive reduction for the period December 1, 2004 through December 31, 2004, as a result of the settlement with the New York Attorney General discussed in Note 11.

Sub-Advisory Fee: Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of BOA, has been retained by Columbia as sub-advisor to the Nations Marsico International Opportunities Portfolio, Nations Marsico Focused Equities Portfolio, Nations Marsico 21st Century Portfolio, Nations Marsico Growth Portfolio and Nations Marsico MidCap Growth Portfolio. As the sub-advisor, Marsico is responsible for daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Portfolios. Columbia, from the investment advisory fee it receives, pays Marsico a monthly sub-advisory fee at the annual rate of 0.45% of each Portfolio's average daily net assets.

MacKay Shields LLC ("MacKay Shields") has been retained by Columbia as sub-advisor to the Nations High Yield Bond Portfolio. Columbia, from the investment advisory fee it receives, pays MacKay Shields a monthly sub-advisory fee at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $100 million	0.400%
$100 million to $200 million	0.375%
Over $200 million	0.350%

Nations Funds

Notes to financial statements (continued)  December 31, 2005

Administration Fee: Columbia provides administrative and other services to the Portfolios. Prior to August 22, 2005, BACAP Distributors, LLC, a wholly-owned subsidiary of BOA, served as the administrator to the Portfolios under the same fee structure.

Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly at the annual rate of 0.22% of the average daily net assets of the Nations Marsico International Opportunities Portfolio and Nations Asset Allocation Portfolio, and 0.23% of the average daily net assets of all other Portfolios of the Trust.

Effective June 10, 2005, State Street Bank and Trust Company ("State Street") became the sub-administrator for the Nations Marsico International Opportunities Portfolio, Nations Marsico Focused Equities Portfolio, Nations Marsico 21st Century Portfolio, Nations Marsico Growth Portfolio and Nations Marsico MidCap Growth Portfolio. Effective June 24, 2005, State Street became the sub-administrator for the Nations Value Portfolio, Nations Asset Allocation Portfolio and Nations High Yield Bond Portfolio. Effective July 22, 2005, State Street became the sub-administrator for the Nations Small Company Portfolio. Prior to such dates, Bank of New York ("BNY") served as the sub-administrator to the Portfolios.

Transfer Agent Fee: Columbia Management Services, Inc. (formerly Columbia Funds Services, Inc.) (the "Transfer Agent"), an affiliate of Columbia and a wholly owned subsidiary of BOA, provides shareholder services to the Portfolios and has contracted with Boston Financial Data Services to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $15.23 per open account. Prior to August 22, 2005, PFPC Inc. served as the transfer agent for the Portfolios' shares.

Underwriting Discounts, Shareholder Servicing and Distribution Fee: Columbia Management Distributors, Inc. (the "Distributor") serves as distributor of the Portfolios' shares. Prior to August 22, 2005, BACAP Distributors, LLC, a wholly-owned subsidiary of BOA, served as the distributor of the Portfolios' shares, under the same fee structure. On August 22, 2005, BACAP Distributors merged into Columbia Funds Distributor, Inc., an affiliate of BACAP and a wholly-owned subsidiary of BOA. Columbia Funds Distributor, Inc. was then renamed Columbia Management Distributors, Inc. For the year ended December 31, 2005, the Portfolios did not pay any brokerage commissions to affiliates of the Distributor in connection with the execution of various portfolio transactions.

The Trust has adopted a shareholder servicing and distribution plan (the "Servicing and Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Payments under the Servicing and Distribution Plan are calculated daily and paid monthly at a maximum annual rate of 0.25% of the average daily net asset value of each Portfolio. The Distributor has agreed through April 30, 2006, to waive 100% of the Portfolios' shareholder servicing and distribution fees, with the exception of the Nations Marsico International Opportunities Portfolio.

Fees Paid to Officers and Trustees: All officers of the Portfolios, with the exception of the Portfolios' Chief Compliance Officer, are employees of Columbia, or its affiliates and receive no compensation from the Portfolios. The Board of Trustees has appointed a Chief Compliance Officer to the Portfolios in accordance with federal securities regulations. Each Portfolio, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. Each Portfolio's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Portfolio assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, another portfolio of the Trust. The liability and the expense for the deferred compensation plan is included in "Trustees' fees" on the Statements of assets and liabilities and the Statements of operations, respectively.

Custody Credits: Each Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of operations. Each Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

Nations Funds

Notes to financial statements (continued)  December 31, 2005

Other: Prior to the appointment of State Street as the sub-administrator to the Portfolios, the Portfolios made daily investments of cash balances in Columbia Cash Reserves, (formerly Nations Cash Reserves), another portfolio of the Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Portfolio from such investments is included as "Dividend income from affiliated funds" on the Statements of operations. BACAP and BACAP Distributors earned advisory and administration fees on the investments made in Columbia Cash Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors from the Portfolios. For the year ended December 31, 2005, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

Portfolio	Advisory Fees (earned by BACAP)	Administration Fees (earned by BACAP Distributors)
Nations Marsico International Opportunities	$2,154	$1,117
Nations Marsico Focused Equities	1,864	949
Nations Small Company	779	401
Nations Marsico 21st Century	436	225
Nations Marsico Growth	2,416	1,278
Nations Marsico MidCap Growth	1,816	927
Nations Value	584	303
Nations Asset Allocation	1,202	622
Nations High Yield Bond	7,908	4,081

Expense Limits and Fee Waivers: Columbia and/or the Distributor have contractually agreed to waive fees and/or reimburse expenses through April 30, 2006 to the extent that total expenses (excluding interest expense and shareholder servicing and distribution fees, unless otherwise noted) exceed the annual rates below. There is no guarantee that these limitations will continue after this date.

Portfolio	Expense Limit
Nations Marsico International Opportunities	1.50%
(including shareholder servicing and distribution fees)
Nations Small Company	1.25%
Nations Marsico 21st Century	1.10%
Nations Marsico MidCap Growth	1.00%
Nations Value	1.00%
Nations Asset Allocation	1.00%
Nations High Yield Bond	1.00%

Note 5.  Portfolio Information

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government agency obligations and short-term investments, for the year ended December 31, 2005, were as follows:

Portfolio	Purchases	Sales
Nations Marsico International Opportunities	$216,253,229	$190,996,149
Nations Marsico Focused Equities	129,266,725	131,355,523
Nations Small Company	39,241,941	38,156,422
Nations Marsico 21st Century	37,827,202	33,992,314
Nations Marsico Growth	122,338,848	110,742,931
Nations Marsico MidCap Growth	33,989,916	32,826,578
Nations Value	43,333,261	40,981,866
Nations Asset Allocation	31,005,578	32,718,258
Nations High Yield Bond	46,357,176	42,334,575

Nations Funds

Notes to financial statements (continued)  December 31, 2005

The aggregate cost of purchases and proceeds from sales of long-term U.S. government agency obligations for the year ended December 31, 2005, were as follows:

Portfolio	Purchases	Sales
Nations Asset Allocation	$76,610	$14,842

Note 6.  Shares of Beneficial Interest

At December 31, 2005, an unlimited number of shares of beneficial interest without par value were authorized for the Trust. At December 31, 2005, Hartford Life Insurance Company was record owner of the following percentage of shares outstanding:

Portfolio	% of Shares as Record Owner
Nations Marsico International Opportunities	50.3%
Nations Marsico Focused Equities	63.3
Nations Small Company	90.6
Nations Marsico 21st Century	82.4
Nations Marsico Growth	54.7
Nations Marsico MidCap Growth	89.4
Nations Value	86.8
Nations Asset Allocation	93.5
Nations High Yield Bond	57.8

Note 7.  Other

During the year ended December 31, 2005, the Nations Value Portfolio had a realized loss due to a trading error. This loss of $1,486 was reimbursed by Columbia.

Note 8.  Securities lending

Under an agreement with BNY, the Portfolios were allowed to lend their securities to certain approved brokers, dealers and other financial institutions. The income earned by the Portfolios from securities lending is included in the Statements of operations. At December 31, 2005, the Portfolios did not participate in a securities lending program.

Note 9.  Line of Credit

The Portfolios and other affiliated funds participate in a $150,000,000 uncommitted, unsecured line of credit provided by State Street. The agreement is renewable on an annual basis. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is apportioned and accrued among each participating fund based on the average net assets of the participating funds. The structuring fee is included in "Other expenses" in the Statements of operations. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds.

Prior to August 22, 2005, the Portfolios participated with other affiliated funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement were taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable at a specified Federal Funds Rate plus 0.50% on an annualized basis. Each participating fund maintained a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Portfolios had no borrowings outstanding at December 31, 2005.

Nations Funds

Notes to financial statements (continued)  December 31, 2005

Note 10.  Commitments and Contingencies

As of December 31, 2005, the Nations High Yield Bond Portfolio had unfunded loan commitments pursuant to the following loan agreements:

Borrower	Unfunded Commitment
Foster Wheeler LLC	$914,443
Warner Chilcott Company, Inc.	99,369
$1,013,812

Note 11.  Disclosure of Significant Risks and Contingencies

Foreign Securities: Certain Portfolios invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

High-Yield Securities: The High Yield Bond Portfolio principally invests in high yield securities (sometimes called "junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium — a high interest rate or yield — because of the increased risk of loss. These securities can also be subject to greater price volatility.

Legal Proceedings: On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors" now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP and its affiliate, Banc of America Securities, LLC ("BAS") have agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged a senior officer with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by the independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the staff of the SEC, and he has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation: In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors

Nations Funds

Notes to financial statements (continued)  December 31, 2005

(collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. The Court has not yet ruled on these motions.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Fund shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust's motion to dismiss this action on December 16, 2005. On December 28, 2005, the same plaintiff's attorneys filed another putative class action based on the same facts (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. Nations Funds Trust expects to file a motion to dismiss this complaint.

Separately, a putative class action – Mehta v AIG Sun America Life Assurance Company – involving fair value pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling with the Mutual Fund Litigation. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement.

Note 12.  Reorganization

On January 23, 2004, Growth Portfolio ("Acquiring Portfolio"), acquired the assets and assumed the liabilities of Capital Growth Portfolio ("Acquired Portfolio"), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total net assets of Acquired Portfolio	Total net assets of Acquiring Portfolio	Total net assets of Acquiring Portfolio after acquisition	Acquired Portfolio unrealized appreciation*
Growth	Capital Growth	$20,633,731	$100,374,515	$121,008,246	$3,297,273

*  Unrealized appreciation is included in the Net Assets received.

Nations Funds

Notes to financial statements (continued)  December 31, 2005

Note 13.  Proposed Reorganization

On May 4, 2005, the Board of Trustees approved the proposal to merge the following Portfolios: Nations Small Company Portfolio into Liberty Small Company Growth Fund, Variable Series; Nations Value Portfolio into Liberty Growth & Income Fund, Variable Series; Nations Asset Allocation Portfolio into Liberty Asset Allocation Fund, Variable Series. The mergers are subject to approval by shareholders of the Portfolios and the satisfaction of certain other conditions. If approved, the mergers are expected to be completed on or about April 28, 2006. If the mergers are not approved, the Portfolios would be reimbursed for any related merger costs.

Nations Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Nations Separate Account Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Marsico International Opportunities Portfolio, Nations Marsico Focused Equities Portfolio, Nations Small Company Portfolio, Nations Marsico 21st Century Portfolio, Nations Marsico Growth Portfolio, Nations Marsico MidCap Growth Portfolio, Nations Value Portfolio, Nations Asset Allocation Portfolio and Nations High Yield Bond Portfolio (constituting the nine portfolios of Nations Separate Account Trust, hereafter referred to as the "Trust") at December 31, 2005, the results of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 27, 2006

Nations Funds

Tax Information  (unaudited)

For the fiscal year ended December 31, 2005, the amount of long-term capital gains designated by Nations Separate Account Trust were as follows:

Nations Marsico International Opportunities Portfolio	$7,716,164
Nations Small Company Portfolio	3,669,931
Nations Marsico 21st Century Portfolio	561,885
Nations Marsico MidCap Growth Portfolio	905,855
Nations Value Portfolio	3,763,068
Nations Asset Allocation Portfolio	768,318
Nations High Yield Bond Portfolio	2,115,746

Of the ordinary income (including short-term capital gain) distributions made by Nations Separate Account Trust during the fiscal year ended December 31, 2005, the following percentage qualifies for the dividends received deduction available to corporate shareholders:

Nations Asset Allocation Portfolio	79.43%

Nations Funds

Fund governance  (unaudited)

The Board of Trustees (the "Board") of Nations Separate Account Trust (the "Trust") oversees the Trust's series ("Portfolios"). All of the trustees ("Trustees") are "independent," meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Portfolios, apart from the personal investments that most Trustees have made in certain of the portfolios as private individuals. The Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust and have the responsibility for assuring that the Trust's Portfolios are managed in the best interests of shareholders. The following table provides basic information about the Trustees and the executive officers ("Officers") of the Trust as of the date of this shareholder report, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is c/o Columbia Management Advisors LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Name and age Position held with the trust	Term of office and length of time served	Principal occupation(s) during the past five years	Number of funds in fund complex overseen	Other directorships of public companies held by trustee

TRUSTEES

Edward J. Boudreau, Jr. Age 61 Trustee	Indefinite term; Trustee since January 2005	Managing Director — E.J. Boudreau & Associates (consulting), through current	73	None

William P. Carmichael Age: 62 Trustee and Chairman of the Board	Indefinite term; Trustee since 1999	Retired	73	Director — Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (batteries); Simmons Company (bedding); and The Finish Line (apparel)

William A. Hawkins Age: 63 Trustee	Indefinite term; Trustee since January 2005	President, Retail Banking — IndyMac Bancorp, Inc., from September 1999 to August 2003	73	None

R. Glenn Hilliard Age: 62 Trustee	Indefinite term; Trustee since January 2005	Chairman and Chief Executive Officer — Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer — ING Americas, from 1999 to April 2003; and Non-Executive Chairman and Director — Conseco, Inc. (insurance), from September 2004 through current	73	Director — Conseco, Inc. (insurance) and Alea Group Holdings (Bermuda), Ltd. (insurance)

Minor M. Shaw Age: 58 Trustee	Indefinite term; Trustee since 2003	President — Micco Corporation and Mickel Investment Group (family investments)	73	Director — Piedmont Natural Gas

OFFICERS

Christopher L. Wilson Age: 48 President and Chief Executive Officer	Indefinite Term; President and Chief Executive Officer since January 2005	Head of Mutual Funds and Managing Director of the Advisor since August 2004; President and Chief Executive Officer — CDC IXIS Asset Management Services, Inc. (asset management), from September 1998 through August 2004	n/a	n/a

J. Kevin Connaughton Age: 41 Treasurer and Chief Financial Officer	Indefinite term; Treasurer and Chief Financial Officer since January 2005	Managing Director of the Advisor since February 1998	n/a	n/a

Mary Joan Hoene Age: 56 Senior Vice President and Chief Compliance Officer	Indefinite term; Senior Vice-President and Chief Compliance Officer since August 2004	Senior Vice-President and Chief Compliance Officer — the Fund Companies since August 2004; Partner — Carter, Ledyard & Milburn LLP (law firm), from January 2001 to August 2004	n/a	n/a

Nations Funds

Fund governance (continued)  (unaudited)

Name and age Position held with the trust	Term of office and length of time served	Principal occupation(s) during the past five years	Number of funds in fund complex overseen	Other directorships of public companies held by trustee
R. Scott Henderson Age: 46 Secretary and Chief Legal Officer	Indefinite term; Secretary and Chief Legal Officer since March 2005	Associate General Counsel — Bank of America Corporation, since September 2004; Of Counsel — Bingham McCutchen (law firm) from 1995 to September 2004	n/a	n/a

Michael G. Clarke Age: 36 Assistant Treasurer and Chief Accounting Officer	Indefinite term; Assistant Treasurer and Chief Accounting Officer since January 2005	Managing Director of the Advisor since February 2001	n/a	n/a

Jeffrey R. Coleman Age: 36 Assistant Treasurer and Controller	Indefinite term; Assistant Treasurer and Controller since January 2005	Group Operations Manager of the Advisor since October 2004; Vice President — CDC IXIS Asset Management Services, Inc. (asset management from August, 2000 to September 2004	n/a	n/a

Nations Funds

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Trustees of Nations Separate Account Trust (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA") for the Portfolios of NSAT; (ii) an investment sub-advisory agreement with Marsico Capital Management ("Marsico Capital") for Nations Marsico International Opportunities Portfolio, Nations Marsico Focused Equities Portfolio, Nations Marsico 21st Century Portfolio, Nations Marsico Growth Portfolio and Nations Marsico Mid Cap Growth Portfolio; and (iii) an investment sub-advisory agreement with MacKay Shields LLC ("MacKay Shields") for Nations High Yield Bond Portfolio. The investment advisory agreements with CMA and the investment sub-advisory agreements with Marsico Capital and MacKay Shields (the "Sub-Advisers") are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The portfolios identified above are each referred to as a "Portfolio" and collectively referred to as the "Portfolios."

More specifically, at meetings held on November 16-17, 2005, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Advisers and the re-approval of the Advisory Agreements.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Portfolios by CMA and the Sub-Advisers under the Advisory Agreements. The Board also received and considered general information regarding the types of services investment advisers provide other funds, who, like the Portfolios, are provided administration services under a separate contract. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Advisers were made available to the Board, as were CMA's and the Sub-Advisers' responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and the expertise of, and amount of attention devoted to the Portfolios by, investment personnel of CMA and the Sub-Advisers. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Portfolios.

In addition, the Board received and reviewed information on all Securities and Exchange Commission ("SEC") and other regulatory inquiries, examinations or audits of the Portfolios, CMA and the Sub-Advisers. The Board considered the investment and legal compliance programs of each of these entities, including their implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also considered the Portfolios' Chief Compliance Officer's report and recommendations.

The Board evaluated the ability of CMA and the Sub-Advisers, based on their resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Portfolios, including incentive and retirement plans. In addition, the Board considered the effects of hirings and departures of personnel in light of last year's merger of Bank of America Corporation and FleetBoston Financial Corporation.

Based on the above factors, together with those referenced below, the Board concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to each of the Portfolios by CMA and the Sub-Advisers.

Nations Funds

Board Consideration and Re-Approval of Investment Advisory and
Sub-Advisory Agreements (continued)

Portfolio Performance and Expenses

The Board considered the one-year, three-year, five-year and ten-year performance results for each of the Portfolios, as relevant. It also considered these results in comparison to the median performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Portfolio (the "Peer Group") and to the median performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Portfolio's benchmark index. Lipper is an independent provider of investment company data. For certain Portfolios, Lipper determined that the composition of the Peer Group and/or Universe for performance would differ from that of expenses to provide a more accurate basis of comparison. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Portfolio's Peer Group and Universe.

The Board also considered information in the Lipper data that ranked each Portfolio based on: (i) each Portfolio's one-year performance compared to actual management fees; (ii) each Portfolio's one-year performance compared to total expenses; (iii) each Portfolio's three-year performance compared to actual management fees; and (iv) each Portfolio's three-year performance compared to total expenses. Based on these comparisons and the expense and performance rankings of each Portfolio in the Lipper data, CMA apprised the Board of individual characteristics (such as: poor rankings in terms of management fees, overall expenses or performance or a combination of below-average to poor performance and below-average to poor management fee and expense rankings) of any Portfolio that they believed warranted further investigation by the Board.

The Board considered the impact on expenses of the Portfolios resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers, which had recently been implemented, for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Board received and considered statistical information regarding each Portfolio's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Portfolio's Peer Group and Universe, which comparative data was provided by Lipper.

For certain Portfolios, the Board engaged in further analysis of performance and/or expenses because the Portfolios were highlighted as meeting accepted criteria for warranting further review. The Board separately considered Nations Asset Allocation Portfolio and Nations Marsico 21st Century Portfolio because these Portfolios' total operating expense ratios were appreciably higher than the median of their Peer Groups. However, the Board noted other positive factors that outweighed the expenses, such as positive Portfolio performance relative to their Peer Groups. The Board also considered Nations Marsico MidCap Growth Portfolio because the investment performance of the Portfolio was appreciably outside of the median range of its Peer Group. However, the Board noted other factors, such as an Advisory Agreement Rate (as defined below), Net Advisory Rate (as defined below) and total expense ratio that were lower, or not appreciably higher, than the median of its Peer Group, outweighed the other factors. The Board separately considered Nations Small Company Portfolio because the total expenses, Net Advisory Rate and investment performance over some periods were appreciably outside of the median range of such combined rates of its Peer Group. However, the Board noted that other factors, such as relative investment performance over other periods and a total expense ratio that is not appreciably higher than the median of its Universe, outweighed the other factors. The Board separately considered Nations Marsico International Opportunities Portfolio because the total expense ratio, short-term investment performance and the Net Advisory Rate of this Portfolio were appreciably outside the median range of its Peer Group. However, the Board also noted that other factors, such as longer-term performance that was appreciably higher than the median of its Peer Group and the impact of the Portfolio's size on its total expense ratio, outweighed the factors noted above.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for each Portfolio.

Investment Advisory and Sub-Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rates combined with the administration fee rates, payable by the Portfolios to CMA for investment advisory services (the "Advisory Agreement

Nations Funds

Board Consideration and Re-Approval of Investment Advisory and
Sub-Advisory Agreements (continued)

Rates"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Advisers for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual investment advisory and administration fees by at least $32 million per year pursuant to a settlement agreement entered into the with New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares. The Board also noted reductions in Net Advisory Rates and/or total expenses of certain Portfolios, including in conjunction with certain recent Portfolio mergers. The Board also recognized the possibility that certain Portfolios would reach breakpoints sooner because of the new assets obtained as a result of a merger. Additionally, the Board received and afforded specific attention to information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in their respective Peer Groups.

For certain Portfolios highlighted as meeting accepted criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Portfolios' Advisory Agreements. The Board engaged in further review of the Nations Value Portfolio because its investment performance and Net Advisory Rate were appreciably outside of the median range of its Peer Group. However, the Board noted factors such as the positive short-term performance of the Portfolio relative to its Peer Group and a total expense ratio that was not appreciably higher than the median of its Peer Group, that outweighed the other factors. The Board also considered Nations Marsico Focused Equities Portfolio, Nations Marsico Growth Portfolio and Nations High Yield Bond Portfolio because the total expense ratios and the Net Advisory Rates of these Portfolios were appreciably higher than the median of their Peer Groups. However, the Board also noted that other factors such as the positive performance of these Portfolios relative to their Peer Groups, outweighed the factors noted above.

The Board also reviewed and considered a report prepared and provided by Eric Sirri, the Independent Fee Consultant to the Portfolios appointed pursuant to the NYAG Settlement. Mr. Sirri's report included information about the fees and expenses paid to CMA and their reasonableness in light of industry standards. A copy of the Independent Fee Consultant's report follows and is available on the Portfolios' website at http://www.columbiafunds.com.

The Board concluded that the factors noted above, and other factors, supported the Advisory Agreement Rates and the Net Advisory Rates, and approved the Advisory Agreements for all of the Portfolios.

With regard to the Portfolios with a sub-adviser, the Board also reviewed the Sub-Advisory Agreement Rates charged by Marsico Capital and MacKay Shields, which serve as Sub-Advisers to certain of the Portfolios. The Board concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on their consideration of the factors described above.

Profitability

The Board received and considered a profitability analysis of CMA based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Portfolios on the one hand and CMA affiliates on the other. The Board concluded that, in light of the costs of providing investment management and other services to the Portfolios, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Portfolios were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Portfolio shareholders, most particularly through breakpoints implemented by management in 2004.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of

Nations Funds

Board Consideration and Re-Approval of Investment Advisory and
Sub-Advisory Agreements (continued)

scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Advisers to their other clients, including institutional investors. The Board concluded that, where the Advisory Agreement Rates, Sub-Advisory Agreement Rates and Net Advisory Rates were appreciably higher than the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Advisers, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Portfolios.

Other Benefits to CMA and the Sub-Advisers

The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Advisers as a result of their relationship with the Portfolios. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Advisers' relationships with the Portfolios (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Advisers' business as a result of their relationship with the Portfolios (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Board considered the effectiveness of the policies of the Portfolios in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Advisers' methods for allocating portfolio investment opportunities among the Portfolios and other clients.

Other Factors and Broader Review

As discussed above, the Board reviews materials received from CMA and the Sub-Advisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Portfolios receive throughout the year. In this regard, the Board reviews reports of CMA and the Sub-Advisers at each of their quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Board confers with the portfolio managers of the Portfolios at various times throughout the year.

After considering the above-described factors based on their deliberations and their evaluation of the information provided, the Board concluded that re-approval of the Advisory Agreements for each of the Portfolios was in the best interest of the Portfolios and their shareholders. Accordingly, the Board unanimously re-approved the Advisory Agreements.

Management Fee Evaluation By Independent Fee Consultant

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance

between the Office of Attorney General of New York State and

Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc.

November 17, 2005

I. OVERVIEW

Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc. ("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG1"), entered into an agreement with the New York Attorney General's Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Nations Funds, only if the Independent Members (as such term is defined in the AOD) of the Nations Funds' Board of Trustees/Directors (collectively the "Trustees") appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Nations Funds. This report is the annual written evaluation of the Nations Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.2

A. Duties of the Independent Fee Consultant

As part of the AOD, the Independent Members of the Nations Funds' Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with "... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the [Nations] Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a [Nations] Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the [Nations] Fund using ... an annual independent written evaluation prepared by or under the direction of the ... Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."

The AOD requires the IFC report to consider at least the following:

a) Management fees (including any components thereof) charged by other mutual fund companies for like services;

b) Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

c) Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

d) Profit margins of CMA and its affiliates from supplying such services;

e) Possible economies of scale as the CMA fund grows larger; and

f) The nature and quality of CMA services, including Nations Funds' performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Nations Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

B. Sources of Information Used in My Evaluation

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

1. I collected data on performance, management fees, and expense ratios of both Nations Funds and comparable non- Nations Funds. The sources of this information were CMG, Lipper Inc. ("Lipper") and Morningstar Inc. ("Morningstar"). While

1  Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC, which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

2  CMG is in the process of renaming the Nations Funds. Throughout this report, unless otherwise noted, the names "Nations Funds" and "Columbia Funds" will be used interchangeably.

Management Fee Evaluation By Independent Fee Consultant (continued)

Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Nations Funds, I conducted an independent review of the appropriateness of each peer group.

2. I reviewed data on CMG's expense and profitability that I obtained from CMA directly.

3. I have reviewed data on the organizational structure of CMG in general.

4. I collected information on profitability from Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

5. I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

6. I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

7. I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

8. I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved. In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. Qualifications and Independence

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates....

II. EVALUATION OF THE GENERAL PROCESS USED TO NEGOTIATE THE ADVISORY CONTRACT

A. General Considerations

My analysis considered all factors and information I reviewed on the finances and operations of Nations Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Nations Funds' operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Nations Funds may be negotiated in accordance with the AOD.

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG Management Interviews

As a starting point of my analysis, I have met with members of the CMG staff to gain an understanding of the organizational structure and personnel involved in running the Nations fund family. Exhibit 1 lists the CMG staff that I or consultants retained by me have had contact with over the past four months.

I have had general discussions and have received information about the management structure of CMG. My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management

Management Fee Evaluation By Independent Fee Consultant (continued)

have discussed issues relating to management agreements and performance of Nations Funds. When I felt it was appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.

C. Trustees' Fee and Performance Evaluation Process

After making initial requests for information, members of the Trustees of the Nations Funds met in advance of the October Section 15(c) contact approval meeting to review certain fee, performance and other data for the Nations Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Nations Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee/performance "screens." The seven screens the Trustees use are as follows:

a. 5th Lipper quintile in actual management fee;

b. 5th Lipper quintile in total expense ratio;

c. Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

d. Negative ranking for 1-year performance vs. actual management fee category;

e. Negative ranking for 1-year performance vs. total expense category;

f. Negative ranking for 3-year performance vs. actual management fee category;

g. Negative ranking for 3-year performance vs. total expense category.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Nations Funds.

IV. FINDINGS

My findings based on my work as IFC are as follows:

1. The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Nations Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Nations Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

2. Nations Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 57.57 percent of Nations Funds have performance higher than the median of their respective Lipper performance universe, and 53.97 percent of Nations Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Nations Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

3. Nations Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 71.21 percent of Nations Funds have expenses below the median of their Lipper expense universe, and 71.21 percent of Nations Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Nations Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often through the use of fee waivers to which CMG has agreed. Consolidation of various funds and fund families managed by CMG has resulted in substantial savings for funds in non-advisory expenses.

Management Fee Evaluation By Independent Fee Consultant (continued)

4. Profitability to CMG of the individual funds ranges widely and the overall profitability to CMG of its relationship with the Nations Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary for me to better assess fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

5. Nations Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 56.36 (31 out of 55) of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing. My work is ongoing and my views may develop over time in light of new information and analysis.

Respectfully submitted,

Erik R. Sirri

1 SunAmerica Center
Los Angeles, California 90067-6022
ADDRESS SERVICE REQUESTED

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THIS REPORTIS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS UNLESS ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.
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Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Carmichael qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR and is considered independent. Mr. Carmichael is an “independent” trustee (i.e., he is not an interested person of the registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the registrant, other than in his capacity as a Trustee).

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the nine series of the registrant whose report to stockholders is included in this annual filing, as well as the one series of the registrant whose report to stockholders would have been included in this filing had it not liquidated during the period.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2005 and December 31, 2004 are approximately as follows:

2005	2004
$232,700	$275,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2005 and December 31, 2004 are approximately as follows:

2005	2004
$50,400	$8,300

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In fiscal year 2005, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports. Audit-Related Fees in both fiscal years 2005 and 2004 include agreed-upon procedures relating to fund mergers. In fiscal year 2005, approximately $10,900 of merger related fees were paid by the registrant’s investment adviser.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2005 and December 31, 2004 are approximately as follows:

2005	2004
$59,000	$74,900

Tax Fees in fiscal year 2005 and 2004 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2005 includes agreed-upon procedures related to fund mergers and the review of final tax returns. Approximately $35,600 of merger related tax fees were paid by the registrant’s investment adviser. Fiscal year 2004 includes fees of approximately $24,700 related to the review of required shareholder distribution calculations.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2005 and December 31, 2004 are approximately as follows:

2005	2004
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The Audit Committee of the registrant has adopted a formal policy which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve services rendered by the principal accountant. The Audit Committee is required to pre-approve all audit and non-audit services rendered by the principal accountant to the Funds, and those non-audit services relating directly to the Funds’ operations and financial reporting that are rendered by the principal accountant to the Funds’ adviser or a control affiliate of the adviser (i.e., affiliates that provide ongoing services to the Funds).

Annual Pre-approval of audit and non-audit services

The Audit Committee pre-approves the following on an annual basis usually during the November board meeting:

•                  amounts for the annual audit services.

•                  amounts related to the annual tax services.

•                  separate amounts for “agreed upon procedures” and consultative type of work. More specifically, this would include agreed upon procedures relating to the Funds’ accounting records and/or tax compliance in connections with mergers, in-kind contributions or redemptions and other Fund reorganizations, up to a maximum $50,000 per annum.

•                  Separate amounts for tax consultations, research and discussions relating to proposed new registered funds and existing funds. This includes advice regarding the tax consequences of proposed or actual fund transactions, tax reporting issues and assistance in responding to inquiries from tax authorities. This pre-approval is limited to engagements that are less than $10,000 individually and $50,000 in the aggregate.

•                  Consultations, research and discussion regarding accounting and auditing issues relating to new or existing Funds. This pre-approved is limited to engagements that are less than $10,000 individually and $25,000 in the aggregate.

Management reviews these requested pre-approvals with the Audit Committee. At this meeting, the scope and fees related to the audit and tax services and also the requests for pre-approval for “agreed upon procedures” and other consultative work are reviewed.

Approval of additional non-audit services

To the extent that management requests that the principal accountant do additional work beyond the pre-approved amounts, the following will apply:

To the extent that management seeks approval of such services at a regularly scheduled board meeting, the following will apply:

•                  The matter will be covered under an agenda item in the Audit Committee agenda. Management will review with the Audit Committee the dollar amount and the business reasons for the needed work. The appropriate representatives from the principal accountant will be present as needed by the Audit Committee.

To the extent that management is requesting approval between Board meetings, the following will apply:

•                  If the request is for less than $50,000, then Management will call the Chairman of the Audit Committee and inform the Chairman as to the details regarding the request. This information would include:

•                  The requested dollar amount.

•                  A detailed description of the work to be done.

•                  The business reasons for the needed work.

•                  The Chairman will have the authority to approve or disapprove these non-audit fees. If the Chairman is unavailable to serve in this capacity, the Audit Committee has authorized an alternative member of the Audit Committee to approve or disapprove said fees. The Chairman also has the discretion to call a telephonic Audit Committee meeting if it is believed that the service raises issues where it is believed that the entire committee should discuss prior to approval.

•                  To the extent that the Chairman approves such request, management and the Audit Committee Chairman / management will present to the full Board at the next regularly scheduled Board meeting.

•                  If the request is for more than $50,000, then Management will call the Chairman of the Audit Committee and inform the Chairman as to the details regarding the request. This information would include the requested dollar amount as well as a detailed description of the work to be done and the business reasons for the needed work. Management will then arrange for a telephonic Audit Committee meeting to discuss the request in more detail and to request the approval of the fees by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2005 and December 31, 2004 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant’s accountant for services rendered to the registrant for the fiscal years ended December 31, 2005 and December 31, 2004 are disclosed in (b) through (d) of this Item.

During the fiscal years ended December 31, 2005 and December 31, 2004, there were no Audit-Related Fees or Tax Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. During the fiscal year ended December 31, 2005, All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $106,200 and  consist primarily of an internal control review of the registrant’s transfer agent.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the “de minimis” exception during both fiscal years ended December 31, 2005 and December 31, 2004 was zero.

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Nations Separate Account Trust

By (Signature and Title)	/S/ Christopher L. Wilson
Christopher L. Wilson, President

Date	February 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ Christopher L. Wilson
Christopher L. Wilson, President

Date	February 28, 2006

By (Signature and Title)	/S/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	February 28, 2006